U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                  Pre-Effective Amendment No.               [  ]

                  Post-Effective Amendment No.              [19]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                  Amendment No.                             [20]

                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on May 1, 2009 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                                    Prospectus
                                                    May 1, 2009

WELLS DOW JONES
U.S. REIT INDEX FUND
Class A Shares (WDJAX)
Class C Shares (WDJCX)

WELLS DOW JONES
GLOBAL RESI INDEX FUND
Class A Shares (WDGAX)
Class C Shares (WDGCX)


                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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


                                                                      PROSPECTUS
                                                                     May 1, 2009

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                 WELLS DOW JONES
                              U.S. REIT INDEX FUND
                             CLASS A SHARES (WDJAX)
                             CLASS C SHARES (WDJCX)

                                 WELLS DOW JONES
                             GLOBAL RESI INDEX FUND
                             CLASS A SHARES (WDGAX)
                             CLASS C SHARES (WDGCX)

================================================================================

The Wells Dow Jones U.S. REIT Index Fund (the "U.S. Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index by investing in the stocks included in the index.

The Wells Dow Jones Global RESI Index Fund (the "Global Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones Global Select Real Estate Securities Index by investing in the stocks included in the index.


This Prospectus has the information about the U.S. Index Fund and the Global Index Fund (each a "Fund" and collectively the "Funds") that you should know before investing. You should read it carefully and keep it with your investment records.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Funds. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage each Fund's investments under the supervision of the Adviser.

This Prospectus offers Class A and Class C shares for each Fund. Each Fund also offers another Class of shares (Class I). Each Class of a Fund represents interests in the same portfolio of investments and has the same rights, but differs primarily in sales loads, ongoing fees and other features. Please call 800-448-1010 to obtain a prospectus for Class I shares. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.


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

TABLE OF CONTENTS
================================================================================

Risk/Return Summary............................................................2
Expense Information...........................................................14
Operation of the Funds........................................................16
Buying Fund Shares ...........................................................18
Redeeming Your Shares.........................................................28
Distribution Plans............................................................31
Dividends and Distributions...................................................32
Taxes.........................................................................33
Calculation of Share Price and Public Offering Price..........................34
Financial Highlights..........................................................35
Customer Privacy Policy.......................................................40
For More Information..................................................back cover

RISK/RETURN SUMMARY
================================================================================

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The WELLS DOW JONES U.S. REIT INDEX FUND seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index (the "DJ U.S. Index").


Prior to May 1, 2009, the U.S. Index Fund was named the "Wells Dow Jones Wilshire U.S. REIT Index Fund" and its objective was to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW U.S. Index"). As of March 31, 2009, Dow Jones and Wilshire no longer maintain the DJW U.S. Index; however, Dow Jones now maintains the DJ U.S. Index, having the same membership requirements and methodology as the DJW U.S. Index. The investment objective and strategies for the U.S. Index Fund have not changed as a result of the change in the Fund's name and corresponding index.


The WELLS DOW JONES GLOBAL RESI INDEX FUND seeks to replicate as closely as possible, before fees and expenses, the total return performance of the Dow Jones Global Select Real Estate Securities Index (the "DJ Global Index").


Prior to May 1, 2009, the Global Index Fund was named the "Wells Dow Jones Wilshire Global RESI Index Fund" and its objective was to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index (the "DJW Global Index"). As of March 31, 2009, Dow Jones and Wilshire no longer maintain the DJW Global Index; however, Dow Jones now maintains the DJ Global Index, having the same membership requirements and methodology as the DJW Global Index. The investment objective and strategies for the Global Index Fund have not changed as a result of the change in the Fund's name and corresponding index.



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

There is no assurance that the Funds will achieve their investment objectives. Each Fund's investment objective may be changed without shareholder approval provided, however, that a Fund will provide shareholders not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

WELLS DOW JONES U.S. REIT INDEX FUND

The U.S. Index Fund attempts to duplicate the investment results of the DJ U.S. Index. The DJ U.S. Index is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the U.S. Index Fund's total assets are invested in the stocks included in the DJ U.S. Index. The U.S. Index Fund will invest in stocks represented in the DJ U.S. Index in proportions substantially similar to the DJ U.S. Index. For example, if a stock represents 2% of the value of the DJ U.S. Index, the U.S. Index Fund invests approximately 2% of its assets in the stock. The U.S. Index Fund is normally invested in all of the stocks which comprise the DJ U.S. Index, except when changes are made to the DJ U.S. Index itself.

The U.S. Index Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the U.S. Index Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).


As of March 31, 2009, 82 REITs were included in the DJ U.S. Index. To be included in the DJ U.S. Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJ U.S. Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJ U.S. Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJ U.S. Index is rebalanced every calendar quarter.


The U.S. Index Fund will attempt to achieve a correlation between its portfolio holdings and that of the DJ U.S. Index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the U.S. Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the DJ U.S. Index. The U.S. Index Fund's ability to correlate its portfolio holdings with the DJ U.S. Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJ U.S. Index is calculated, and the timing of purchases and redemptions of Fund shares. If the U.S. Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies and cash management policies in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the U.S. Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJ U.S. Index are equity REITs that own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties.

WELLS DOW JONES GLOBAL RESI INDEX FUND


The Global Index Fund uses a passive management strategy designed to track the total return performance of the DJ Global Index. The DJ Global Index is a float-adjusted market capitalization index designed to measure the performance of publicly-traded real estate securities in countries including the United States. As of March 31, 2009, the DJ Global Index included companies from Australia, Austria, Belgium, Brazil, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, Sweden, Switzerland, Thailand, Turkey, the United Kingdom and the United States.

The proportions of the Global Index Fund's assets allocated to each country will approximate and vary with the relative country weights in the DJ Global Index. As of the date of this Prospectus, the DJ Global Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Pacific Asia, Australia and Europe. While the proportions may fluctuate from time to time, approximately 38.5% of the current issuers in the DJ Global Index are located in the United States.

As of March 31, 2009, the DJ Global Index was comprised of 213 publicly traded securities of U.S. and foreign REITs and Real Estate Operating Companies ("REOCs"). Because of the practical difficulties and expense of purchasing a


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

relatively large number of stocks, the Global Index Fund does not intend to purchase all of the stocks in the DJ Global Index. Instead, the Global Index Fund utilizes a "sampling" methodology in seeking its objective and will purchase a representative sample of the stocks in the DJ Global Index, in proportion to their weightings, expected to replicate generally the performance of the Index as a whole. The Global Index Fund's sub-adviser generally expects the Fund to hold less than the total number of stocks in the DJ Global Index, but may cause the Fund to hold as many stocks as it believes necessary to achieve the Fund's investment objective. Under normal circumstances, at least 80% of the Global Index Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks included in the DJ Global Index.


To be included in the DJ Global Index, a company must be both an equity owner and operator of commercial and/or residential real estate. The company also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJ Global Index and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Businesses excluded from the DJ Global Index include mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and subdividers of unimproved land, companies that have more than 25% of their assets in direct mortgage investments, hybrid REITs and timber REITs. The DJ Global Index is rebalanced every calendar quarter.

The Global Index Fund will attempt to achieve a correlation between its portfolio holdings and that of the DJ Global Index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Global Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Global Index Fund's ability to correlate its portfolio holdings with the DJ Global Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJ Global Index is calculated by Dow Jones and the timing of purchases and redemptions of Fund shares. The Global Index Fund's sub-adviser monitors the composition of the DJ Global Index daily and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index. If the Global Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment methodology and cash management policies in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Global Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJ Global Index are equity REITs that own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. In the U.S., REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT or REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties.

WHAT IS A REOC?

A REOC is a publicly traded real estate company that has opted out of the tax status afforded REITs. Although a REOC does not enjoy exemption from federal taxation at the entity level, unlike REITs, a REOC may retain its cash flow and reinvest earnings and is not restricted in the type of real estate business it conducts. As a result, REOCs can finance acquisitions and development projects using existing cash flow to grow the business and may offer greater growth potential than REITs because, in contrast, REITs must rely heavily on the equity markets to raise cash for acquisitions.

DISCLAIMERS


"Dow Jones U.S. Select Real Estate Investment Trust Index" and "Dow Jones Global Select Real Estate Securities Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the Funds, other than the licensing of the DJ U.S. Index and the DJ Global Index and its service marks for use in connection with the Funds.

Dow Jones does not:

      o     Sponsor, endorse, sell or promote the Funds.

      o Recommend that any person invest in the Funds or any other securities.

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

      o     Have  any  responsibility  or  liability  for  the   administration,
            management or marketing of the Funds.

      o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the DJ U.S. Index or the DJ Global Index, or have any obligation to do so.


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

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DOW  JONES  WILL  NOT  HAVE  ANY  LIABILITY  IN   CONNECTION   WITH  THE  FUNDS.
SPECIFICALLY,

o DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

      o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND THE DATA INCLUDED IN SUCH INDEXES;

      o THE ACCURACY OR COMPLETENESS OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND ANY RELATED DATA;

      o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND/OR THEIR RELATED DATA;

o     DOW  JONES  WILL  HAVE  NO   LIABILITY   FOR  ANY  ERRORS,   OMISSIONS  OR
      INTERRUPTIONS IN THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX OR THEIR RELATED DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.
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WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. Each Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT and REOC stocks, may decline over short or extended periods. In a declining stock market, as is currently being experienced, stock prices for all REITs and REOCs may decline, regardless of any one company's prospects. As a result, a Fund's share price may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs or REOCs decline or fail to meet market expectations, REIT and REOC stock prices may decline as well. Therefore, each Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's or REOC's stock price to decline), which include, without limitation:


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


      o     declines in the value of real estate

      o     adverse general and local economic conditions

      o     lack of availability of mortgage funds

      o     overbuilding in a given market

      o     changes in interest rates

      o     environmental problems

      o     increases in property taxes or operating expenses

      o changes in neighborhood values or the appeal of properties to tenants

      o     insufficient occupancy levels or inadequate rents to cover expenses

      o restricted activity as a result of the receipt of federal assistance through the economic stimulus package


      REIT AND REOC INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs and REOCs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's or REOC's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT and REOC stocks may change based upon investors' collective perceptions of future earnings, the value of each Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since each Fund seeks to replicate as closely as possible, before fees and expenses, the performance of an index, the success of a Fund's investments will be largely dependent upon the performance of that index. Returns from REITs and REOCs in the index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs and REOCs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these other opportunities instead of REITs and REOCs, then a Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- Each Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      TRACKING RISK -- Each Fund may experience tracking errors with respect to its applicable index due to internal factors or issues beyond the Adviser's or the sub-adviser's control. For example, a Fund may not receive timely or accurate data from Dow Jones regarding the makeup of its underlying index, or a Fund may, due to the Fund's diversification requirements, cash requirements, limited assets or unexpected market conditions, be unable to accurately or sufficiently approximate its index's holdings. In such a case, a Fund's performance will fail to correlate to its applicable index, resulting in potential losses.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in a Fund's portfolio change during any given year. Portfolio turnover involves expense to a Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gains or losses attributable to shareholders of a Fund. Each Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for a Fund if there are frequent changes in the index that it tracks and/or the number of changes that the sub-adviser determines are necessary or advisable for the Fund to approximate the performance of such index.

THE GLOBAL INDEX FUND IS SUBJECT TO THE FOLLOWING ADDITIONAL PRINCIPAL INVESTMENT RISKS:

      FOREIGN SECURITIES RISK -- Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the tax laws and treatment applicable to foreign companies held by the Global Index Fund may not be as well-established, clear and stable as the Fund's U.S. companies, and the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

      SMALL TO MID-CAP STOCKS RISK -- The Global Index Fund may invest in companies with smaller market capitalizations. Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

PERFORMANCE SUMMARY

WELLS DOW JONES U.S. REIT INDEX FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the U.S. Index Fund by showing:

      -- the changes in the performance of Class A shares of the U.S. Index Fund from year to year for each of the past 10 calendar years, and

      -- how the average annual total returns of the U.S. Index Fund compare with those of the Index it tracks.

How the U.S. Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               CLASS A PERFORMANCE

                               [BAR CHART OMITTED]

                                1999      -6.26%
                                2000      27.56%
                                2001      12.63%
                                2002       2.97%
                                2003      33.88%
                                2004      30.13%
                                2005      10.15%
                                2006      34.11%
                                2007     -17.71%
                                2008     -38.26%

The 2009 year-to-date total return for Class A shares through March 31, 2009 is -33.83%.

During the periods shown in the bar chart, the highest return for a quarter was 14.79% during the quarter ended March 31, 2006 and the lowest return for a quarter was -38.65% during the quarter ended December 31, 2008.


The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class C shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)


The table below shows how the average annual total returns of the U.S. Index Fund compare with those of the DJ U.S. Index. The table also presents the impact of taxes on the U.S. Index Fund's returns. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For purposes of calculating average annual total returns, we assumed the deduction of the maximum sales load of 4% for Class A shares, and the deduction of the applicable contingent deferred sales load for Class C shares.

                                              One       Five           Ten
                                              Year      Years         Years
                                         --------------------------------------
CLASS A SHARES
    Return Before Taxes                     -40.72%     -1.28%        5.70%
    Return After Taxes on Distributions     -42.17%     -3.77%        3.45%
    Return After Taxes on Distributions
       and Sale of Fund Shares              -25.33%     -0.71%        4.58%

DJ U.S. Index*                              -39.20%      0.65%        7.65%

                                                                      Since
                                              One       Five        Inception
                                              Year      Years     (May 5, 1999)
                                         --------------------------------------
CLASS C SHARES
    Return Before Taxes                     -39.28%     -1.25%        4.91%

DJ U.S. Index*                              -39.20%      0.65%        7.33%

*     Reflects no deduction for fees, expenses or taxes.

WELLS DOW JONES GLOBAL RESI INDEX FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Global Index Fund by showing:

      -- the changes in the performance of Class A shares of the Global Index Fund from year to year for each full calendar year over the lifetime of Class A shares, and

      -- how the average annual total returns of the Global Index Fund compare with those of the Index it tracks.

How the Global Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS A PERFORMANCE

                               [BAR CHART OMITTED]

                                2007     -13.26%
                                2008     -46.69%

The 2009 year-to-date total return for Class A shares through March 31, 2009 is -24.83%.

During the periods shown in the bar chart, the highest return for a quarter was 4.50% during the quarter ended March 31, 2007 and the lowest return for a quarter was -35.18% during the quarter ended December 31, 2008.


The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class C shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)

The table below shows how the average annual total returns of the Global Index Fund compare with those of the DJ Global Index. The table also presents the impact of taxes on the Global Index Fund's returns. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For purposes of calculating average annual total returns, we assumed the deduction of the maximum sales load of 4% for Class A shares, and the deduction of the applicable contingent deferred sales load for Class C shares.


                                                            Since
                                                          Inception
                                              One         (December
                                              Year        29, 2006)
                                          -----------------------------
CLASS A SHARES
    Return Before Taxes                     -48.81%        -33.31%
    Return After Taxes on Distributions     -49.33%        -33.89%
    Return After Taxes on Distributions
       and Sale of Fund Shares              -31.55%        -27.42%

CLASS C SHARES
    Return Before Taxes                     -47.61%        -32.43%

DJ Global Index*                            -46.70%        -30.90%

*     Reflects no deduction for fees, expenses or taxes.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                          CLASS A      CLASS C
                                                          SHARES       SHARES
                                                        -----------  -----------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ..............      4.00%(1)     None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less)........      None(2)      1.00%(3)
Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends...........................      None         None
Redemption Fee.......................................      None(4)      None(4)
Exchange Fee.........................................      None         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                         U.S. INDEX FUND        GLOBAL INDEX FUND
                                      ---------------------   ---------------------
                                       CLASS A     CLASS C     CLASS A     CLASS C
                                       SHARES       SHARES      SHARES      SHARES
                                      --------     --------   ---------    --------
Management Fees.....................    0.50%        0.50%       0.55%       0.55%
Distribution and Service (12b-1) Fees   0.25%        1.00%       0.25%       1.00%
Other Expenses(5)...................    0.52%        0.55%       1.89%       2.07%
                                      -------      -------    --------     -------
Total Annual Fund
   Operating Expenses...............    1.27%        2.05%       2.69%       3.62%
Less: Fee Waivers and
   Expense Reimbursements(6)........    0.28%        0.31%       1.60%       1.78%
                                      -------      -------    --------     -------
Net Annual Fund Operating Expenses..    0.99%        1.74%       1.09%       1.84%
                                      =======      =======    ========     =======


(1) Class A sales loads may be reduced or eliminated for larger purchases. The Funds also offer Rights of Accumulation and Letter of Intent privileges whereby shareholders may qualify for reduced sales loads. See "Buying Fund Shares-Class A" in this Prospectus and "Other Purchase Information" in the Statement of Additional Information.

(2) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of up to 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(3) Class C shareholders pay a 1.00% contingent deferred sales load if shares are redeemed within one year of purchase.

(4) A wire transfer fee is charged by the Funds' custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

(5) Other Expenses include, among other things, the fees and expenses incurred indirectly by the Funds as a result of investing in shares of other investment companies and pooled investment vehicles ("Acquired Fund Fees and Expenses"). Acquired Fund Fees and Expenses have been included under the subcaption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.


(6) The Adviser has contractually agreed, until at least May 1, 2010, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of Class A and Class C shares of the U.S. Index Fund at or below 0.99% and 1.74%, respectively. The Adviser has contractually agreed, until at least December 31, 2010, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of Class A and Class C shares of the Global Index Fund at or below 1.09% and 1.84%, respectively. It is expected that these contractual agreements will continue year to year, provided that such continuance is approved by the Trust's Board of Trustees.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. Index Fund           1 Year       3 Years      5 Years     10 Years
                          ------       -------      -------     --------
  Class A Shares           $ 497        $ 760       $1,043       $1,849

  Class C Shares             277          613        1,075        2,355

Global Index Fund         1 Year       3 Years      5 Years     10 Years
                          ------       -------      -------     --------
  Class A Shares           $ 507        $ 952       $1,533       $3,107

  Class C Shares             287          827        1,615        3,680

You would pay the following expenses if you did not redeem your shares:

U.S. Index Fund           1 Year       3 Years      5 Years     10 Years
                          ------       -------      -------     --------
  Class A Shares           $ 497        $ 760       $1,043       $1,849

  Class C Shares             177          613        1,075        2,355

Global Index Fund         1 Year       3 Years      5 Years     10 Years
                          ------       -------      -------     --------
  Class A Shares           $ 507        $ 952       $1,533       $3,107

  Class C Shares             187          827        1,615        3,680

OPERATION OF THE FUNDS
================================================================================

Each Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to each Fund and to manage the Funds' business affairs. The Adviser was founded in 1997 and operates solely for the purpose of managing the Funds. The controlling shareholder of the Adviser is Leo F. Wells,
III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. During the fiscal year ended December 31, 2008, the U.S. Index Fund paid the Adviser advisory fees (after fee waivers) equal to 0.37% of its average daily net assets. During the fiscal year ended December 31, 2008, the Global Index Fund did not pay any advisory fees since all fees were waived by the Adviser.

A discussion of the factors considered by the Board of Trustees in approving the continuance of each Fund's investment advisory agreement with the Adviser is available in the Funds' annual report for the fiscal year ended December 31, 2008.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), 4 International Drive, Rye Brook, New York 10573, has been retained by the Adviser to manage the Funds' investments in accordance with each Fund's investment objective, policies and restrictions. Pursuant to the terms of the sub-advisory agreement for the U.S. Index Fund, the Adviser (not the Fund) pays Tuckerman a fee computed at an annual rate of 0.09% of the Fund's average daily net assets. Pursuant to the terms of the sub-advisory agreement for the Global Index Fund, the Adviser (not the Fund) pays Tuckerman a fee computed at an annual rate of 0.25% of the Fund's average daily net assets. Tuckerman has managed the U.S. Index Fund since December 5, 2007 and has managed the Global Index Fund since its inception on December 29, 2006.

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to more than $5.5 billion in real estate assets under management as of December 31, 2008. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

A discussion of the factors considered by the Board of Trustees in approving the continuance of the Global Index Fund's sub-advisory agreement with Tuckerman is available in the Funds' annual report for the fiscal year ended December 31, 2008.

PORTFOLIO MANAGERS. Amos J. Rogers III and Sophia Banar are co-portfolio managers for each of the Funds. Mr. Rogers has managed the U.S. Index Fund since December 5, 2007 and has managed the Global Index Fund since its inception on December 29, 2006. Ms. Banar has managed each Fund since January 2008. Mr. Rogers joined Tuckerman in 2003 and is a Managing Director of Tuckerman. He has over 15 years of commercial real estate lending, investment and asset management experience. Ms. Banar is a Senior Analyst for Tuckerman and has worked at Tuckerman since 2006. Prior to joining Tuckerman, she was an Assistant Vice
President of the Wealth Management Services division at State Street Corporation. From 1999 until 2004, she was a consultant at CSC Consulting Inc., a professional services organization of Computer Science Corporation. The Funds' Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.


PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of each Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

BUYING FUND SHARES
================================================================================
You may open an account with either Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts are detailed below.

MINIMUM INVESTMENT REQUIREMENTS
-------------------------------------------------------------------------------
                                                     Initial        Additional
                                                     -------        ----------
   Regular Accounts                                   $2,500           None

   Tax-Deferred Retirement Plans                      $1,000           None

   AUTOMATIC INVESTMENT PLANS:

   Regular Accounts                                   $2,500           $100

   Tax-Deferred Retirement Plans                      $1,000           $100
--------------------------------------------------------------------------------

ACCOUNT OPTIONS

      TAX-DEFERRED RETIREMENT PLANS
      -----------------------------

      IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which IRA is most appropriate for you.

      o     TRADITIONAL IRA
            Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

      o     SPOUSAL IRA
            An IRA in the name of a non-working spouse by a working spouse.

      o     ROTH IRA
            An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

      You may also open accounts in the following other types of tax-deferred retirement plans:

      o     KEOGH PLANS for self-employed individuals

      o QUALIFIED PENSION AND PROFIT-SHARING PLANS for employees, including those profit-sharing plans with a 401(k) provision

      o 403(B)(7) CUSTODIAL ACCOUNTS for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

      o COVERDELL EDUCATION SAVINGS ACCOUNTS for funding a child's eligible education expenses

      AUTOMATIC INVESTMENT PLANS
      --------------------------

      You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Funds pay the costs associated with these transfers, but reserve the right, upon thirty days written notice, to impose reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

      You may also purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in the Wells Money Market Account.

2. Write a check for your initial investment to "Wells DJ U.S. REIT Index Fund" or " Wells DJ Global RESI Index Fund," as appropriate.

3. Mail your completed Account Application and your check to the following address:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707


You may also establish an account through your broker-dealer or other financial institution that is authorized to purchase shares of the Funds. These organizations may charge you fees for their services that are in addition to those described in this Prospectus. You should ask your broker-dealer or financial institution about fees before investing.


ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions (the "Transfer Agent"), at 1-800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:


      o Shares of each Fund are sold on a continuous basis at the public offering price (net asset value plus any applicable sales load) next computed after your order is received in proper form. See "Buying Fund Shares" and "Redeeming Your Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are processed at that day's public offering price. Purchase orders received by dealers prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are processed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.


      o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, we typically do not accept checks made payable to third parties.

      o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

      o We may refuse to accept any purchase request for any reason or no reason.

      o We mail you confirmations of all your purchases or redemptions of Fund shares.

      o     Certificates representing shares are not issued.

      o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

      o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

      o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Funds' Account Application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

CHOOSING A SHARE CLASS

Through this Prospectus, each Fund is offering two classes of shares: Class A shares and Class C shares (each a "Class" and collectively the "Classes"). The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares (A or C) is appropriate for you depends on the amount and intended length of time of your investment and the type of account you open. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses over the term of the investment than Class C shares. As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Funds, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class C shares is immediately invested, any return on these investments may partially or wholly offset the higher annual expenses. However, there can be no assurance that this would be the case, since a Fund's future returns cannot be predicted.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:

CLASS        SALES LOAD                                                12b-1 FEE
--------------------------------------------------------------------------------
A            Maximum 4.00% initial sales load, reduced for               0.25%
             purchases of $50,000 and greater; shares sold without
             an initial sales load may be subject to a 1.00%
             contingent deferred sales load if they are redeemed
             during the first year of purchase
--------------------------------------------------------------------------------
C            1.00% contingent deferred sales load if shares are          1.00%
             redeemed during the first year of purchase
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower than Class C shares. Therefore, any purchase of $1 million or more is generally invested in Class A shares.

INSTITUTIONAL INVESTORS. Each Fund also offers Class I shares. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary invest, in the aggregate, $2 million or more in investment products sponsored by the Adviser or its affiliates. Investors and financial intermediaries interested in Class I shares should contact the Underwriter for a Prospectus and additional information.

                                 CLASS A SHARES

Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of up to 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The public offering price of Class A shares is the next determined NAV per share plus a sales load as shown in the following table:

                                                                  Dealer
                                         Sales Load as % of:   Reallowance
                                        ---------------------    as % of
                                         Public        Net        Public
                                        Offering      Amount     Offering
Amount of Investment                      Price      Invested     Price
------------------------------------    --------     --------  -----------
Less than $50,000                         4.00%        4.17%       3.50%
$50,000 but less than $100,000            3.50         3.63        3.00
$100,000 but less than $250,000           3.00         3.09        2.50
$250,000 but less than $500,000           2.50         2.56        2.00
$500,000 but less than $1,000,000         2.00         2.04        1.50
$1,000,000 or more                        None         None        None

PLEASE SEE "REDUCED SALES LOADS" BELOW FOR INFORMATION ON WAYS FOR INVESTORS TO REDUCE OR ELIMINATE SALES LOADS. MORE DETAILS ABOUT THESE PROGRAMS ARE CONTAINED IN THE SAI.

For initial purchases of Class A shares of a Fund in the amount of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load that is not reallowed to the brokers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOADS. You may use the Right of Accumulation to combine the current value of your existing Class A shares of the Funds with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above.

Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Funds will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to notify your broker(s) or the Transfer Agent, at the time of purchase, of the existence of all your accounts that may be combined in order to obtain a reduced sales load. You may be required to provide your broker(s) or the Transfer Agent certain information to verify your eligibility for a reduced sales load, including, to the extent applicable, the following: (i) information or records regarding Fund shares held in all your accounts with the Funds or your broker; (ii) information or records regarding Fund shares held in any of your accounts at other financial intermediaries; and (iii) information or records regarding Fund shares held with the Funds or any broker by related parties to you, such as members of your family or household. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Funds at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Funds may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Underwriter permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Funds that an investment qualifies as a purchase at NAV.

Prior to May 1, 2007, the U.S. Index Fund offered Class B shares; however, investments are no longer permitted in Class B shares. Class B shareholders of the U.S. Index Fund who have redeemed their Class B shares (subject to any applicable contingent deferred sales load) may invest all or part of the redemption proceeds in Class A shares of either Fund at NAV. The purchase of Class A shares must occur within thirty days of the redemption of Class B shares in order to qualify.

Trustees, directors, officers and employees of the Trust, the Adviser, Tuckerman, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase Class A shares of the Funds at NAV. Professional advisors and consultants to the Trust and their employees may also purchase Class A shares of the Funds at NAV.

OTHER INFORMATION ABOUT SALES LOADS. Information regarding the Funds' sales loads, as well as information regarding reduced sales loads and the terms and conditions for the purchase, pricing, and redemption of shares of the Funds, is available on the Funds' website at www.wellsref.com. Additional information is available by calling the Funds at 1-800-282-1581.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed; or (2) the NAV of such shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Funds held for more than one year will not be subject to the contingent deferred sales load.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Funds. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares. The maximum initial investment in Class C shares is $500,000.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see "Redeeming Your Shares"). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

EXCHANGE PRIVILEGE


You may exchange shares of one Fund for shares of the same class of the other Fund or for shares held in a Wells Money Market omnibus account in the Money
Market Portfolio (a series of the Cash Account Trust). A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. If you exchange Class C shares of a Fund for shares held in the Wells Money Market Account, the amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating the contingent deferred sales load if you later redeem your investment. However, if you exchange shares of the Money Market Portfolio back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the contingent deferred sales load. Shares otherwise subject to a contingent deferred sales load will not be charged a contingent deferred sales load in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a contingent deferred sales load, depending upon when you originally purchased the exchanged shares. For purposes of computing the contingent deferred sales load, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


You are limited to a maximum of 10 exchanges per calendar year because frequent short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Funds or the Underwriter, in their sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined NAV (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange into the Wells Money Market Account, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

DISRUPTIVE TRADING AND MARKET TIMING

The Funds discourage frequent purchases and sales of shares of the Funds. As noted above, the Funds may refuse to accept a purchase order for any reason or no reason, and a Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of a Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Funds may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Funds consider frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within 30 days.

While there is no specific limit on roundtrip transactions, a Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder when it determines that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Funds do not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level. Despite the Funds' efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Funds. The Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds' request, information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds.

Notwithstanding the foregoing, a Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Funds may, without prior notice, take whatever action they deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that front-end sales loads and contingent deferred sales loads apply to the purchase of Class A and Class C shares, which the Funds believe discourage market timing in the Funds in these share classes. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the NYSE on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" the shareholder's account. The Funds may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
================================================================================
You may redeem your shares by sending a written request to us c/o the Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Funds' account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707


We redeem shares based on the next NAV computed after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.


If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the phone number indicated above. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your Account Application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered. IRA accounts and qualified retirement plan accounts may not be redeemed by telephone.


You may also redeem your shares by placing a wire redemption request. Each wire redemption will be charged a $15 processing fee. Your bank may also impose a charge for processing the wire. All charges will be deducted from your account by redemption of shares in your account. We reserve the right to change the processing fee upon 30 days notice. If your redemption request is placed through your broker-dealer, your broker may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your broker-dealer is responsible for ensuring that your redemption request is transmitted to us in proper form in a timely manner. In the event that a wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.


If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) 30 days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed Class A shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or by wire transfer from your bank.

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the SAI for further information.

DISTRIBUTION PLANS
================================================================================
Each Fund has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan") that allow each Class of shares to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares. The payments permitted by the Class C Plan fall into two categories. First, Class C shares may directly incur or reimburse the Underwriter (in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares) for certain distribution related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event a Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your Account Application. If no option is specified on your Application, distributions will automatically be reinvested in additional shares of the Funds (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

      --------------------------------------------------------------------------
      SHARE OPTION --   income  distributions  and capital  gains  distributions
                        reinvested in additional shares without a sales load.

      INCOME OPTION --  income   distributions   paid  in  cash;  capital  gains
                        distributions reinvested in additional shares without a sales load.

      CASH OPTION --    income  distributions  and capital  gains  distributions
                        paid in cash.
      --------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received any dividend or capital gains distribution from a Fund in cash, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Funds are not eligible for the dividends received deduction available to corporations. A portion of each Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail to you annually a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Funds. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.


You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. An exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you likely will incur a taxable gain or loss in connection with the exchange. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the SAI for further information.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================

On each day that the Funds are open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Funds is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the NYSE is open for business and are closed on days the NYSE is closed for trading. Securities held by the Global Index Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the NYSE is not open for business. As a result, the NAV per share of the Global Index Fund may be significantly affected by trading on days when the Fund is not open for business. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Funds' portfolio securities are generally valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by the Board of Trustees. A security's "fair value" price may differ from the quoted price for the security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of a Fund will fluctuate with the value of the securities it holds.

Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Global Index Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing service.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


WELLS DOW JONES U.S. REIT INDEX FUND (CLASS A)

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================

                                                      YEAR           YEAR           YEAR           YEAR           YEAR
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $     8.44     $    13.77     $    11.64     $    11.97     $    10.31
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................         0.19           0.21           0.22           0.27           0.31
   Net realized and unrealized gains
     (losses) on security transactions .........        (3.36)         (2.57)          3.70           0.92           2.73
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (3.17)         (2.36)          3.92           1.19           3.04
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........        (0.19)         (0.21)         (0.22)         (0.27)         (0.31)
   Distributions from net realized gains .......        (0.46)         (2.56)         (1.39)         (1.04)         (0.99)
   Return of capital ...........................        (0.19)         (0.20)         (0.18)         (0.21)         (0.08)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.84)         (2.97)         (1.79)         (1.52)         (1.38)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $     4.43     $     8.44     $    13.77     $    11.64     $    11.97
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ................................      (38.26%)       (17.71%)        34.11%         10.15%         30.13%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ..............   $   96,202     $  173,840     $  267,234     $  210,471     $  212,993
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)..        0.99%          0.99%          0.99%          0.99%          0.99%

Ratio of net investment income
   to average net assets .......................        2.50%          1.51%          1.60%          2.17%          2.86%

Portfolio turnover rate ........................          11%            28%            20%            18%            26%

(a)   Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27%, 1.14%, 1.18%, 1.25% and 1.30% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

WELLS DOW JONES U.S. REIT INDEX FUND (CLASS C)

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================

                                                      YEAR           YEAR           YEAR           YEAR           YEAR
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $     8.60     $    13.96     $    11.79     $    12.10     $    10.43
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................         0.14           0.11           0.12           0.18           0.23
   Net realized and unrealized gains
     (losses) on security transactions .........        (3.43)         (2.60)          3.73           0.94           2.74
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .. ............        (3.29)         (2.49)          3.85           1.12           2.97
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........        (0.14)         (0.11)         (0.12)         (0.18)         (0.23)
   Distributions from net realized gains .......        (0.46)         (2.56)         (1.39)         (1.04)         (0.99)
   Return of capital ...........................        (0.18)         (0.20)         (0.17)         (0.21)         (0.08)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.78)         (2.87)         (1.68)         (1.43)         (1.30)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $     4.53     $     8.60     $    13.96     $    11.79     $    12.10
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ................................      (38.76%)       (18.35%)        33.04%          9.39%         29.01%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ..............   $   28,864     $   58,687     $   90,385     $   73,420     $   68,912
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)..        1.74%          1.74%          1.74%          1.74%          1.74%


Ratio of net investment income
   to average net assets .......................        1.75%          0.76%          0.85%          1.42%          2.11%


Portfolio turnover rate ........................          11%            28%            20%            18%            26%

(a)   Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.05%, 1.90%, 1.94%, 2.01% and 1.94% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

WELLS DOW JONES GLOBAL RESI INDEX FUND (CLASS A)

                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================
                                                                       YEAR          YEAR          PERIOD
                                                                      ENDED         ENDED          ENDED
                                                                     DEC. 31,      DEC. 31,       DEC. 31,
                                                                       2008          2007          2006(a)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $     8.47     $    10.00     $    10.00
                                                                   ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................................         0.19           0.13             --
   Net realized and unrealized losses on security transactions..        (4.07)         (1.44)            --
                                                                   ----------     ----------     ----------
Total from investment operations ...............................        (3.88)         (1.31)            --
                                                                   ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........................        (0.19)         (0.13)            --
   Distributions from net realized gains .......................           --          (0.09)            --
   Return of capital ...........................................        (0.05)            --             --
                                                                   ----------     ----------     ----------
Total distributions ............................................        (0.24)         (0.22)            --
                                                                   ----------     ----------     ----------

Net asset value at end of period ...............................   $     4.35     $     8.47     $    10.00
                                                                   ==========     ==========     ==========

Total return(b) ................................................      (46.69%)       (13.26%)         0.00%
                                                                   ==========     ==========     ==========

Net assets at end of period (000's) ............................   $   19,869     $   18,306     $    2,012
                                                                   ==========     ==========     ==========

Ratio of net expenses to average net assets(c) .................        1.09%          1.09%            --


Ratio of net investment income to average net assets ...........        3.14%          1.92%            --


Portfolio turnover rate ........................................          14%            18%            --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)   Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.69% and 3.62% for the years ended December 31, 2008 and 2007, respectively.

WELLS DOW JONES GLOBAL RESI INDEX FUND (CLASS C)

                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================
                                                                      YEAR           YEAR          PERIOD
                                                                     ENDED          ENDED          ENDED
                                                                    DEC. 31,       DEC. 31,       DEC. 31,
                                                                      2008           2007          2006(a)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $     8.45     $    10.00     $    10.00
                                                                   ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................................         0.14           0.09             --
   Net realized and unrealized losses on security transactions..        (4.06)         (1.46)            --
                                                                   ----------     ----------     ----------
Total from investment operations ...............................        (3.92)         (1.37)            --
                                                                   ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........................        (0.14)         (0.09)            --
   Distributions from net realized gains .......................           --          (0.09)            --
   Return of capital ...........................................        (0.05)            --             --
                                                                   ----------     ----------     ----------
Total distributions ............................................        (0.19)         (0.18)            --
                                                                   ----------     ----------     ----------

Net asset value at end of period ...............................   $     4.34     $     8.45     $    10.00
                                                                   ==========     ==========     ==========

Total return(b) ................................................      (47.10%)       (13.87%)         0.00%
                                                                   ==========     ==========     ==========

Net assets at end of period (000's) ............................   $    3,815     $    7,480     $       10
                                                                   ==========     ==========     ==========

Ratio of net expenses to average net assets(c) .................        1.84%          1.84%            --


Ratio of net investment income to average net assets ...........        2.39%          1.17%            --


Portfolio turnover rate ........................................          14%            18%            --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.

(b)   Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.62% and 4.72% for the years ended December 31, 2008 and 2007, respectively.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

                             CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================
                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092


BOARD OF TRUSTEES                         INDEPENDENT REGISTERED
                                          PUBLIC ACCOUNTING FIRM
Leo F. Wells, III
William H. Keogler, Jr.                   Ernst & Young LLP
Neil H. Strickland                        1900 Scripps Center
W. Wayne Woody                            312 Walnut Street
                                          Cincinnati, Ohio 45202

INVESTMENT ADVISER
                                          CUSTODIAN
Wells Asset Management, Inc.
6200 The Corners Parkway                  US Bank, N.A.
Norcross, Georgia 30092                   425 Walnut Street
                                          Cincinnati, Ohio 45202
SUB-ADVISER
                                          EXECUTIVE OFFICERS
The Tuckerman Group, LLC
4 International Drive                     Leo F. Wells, III, President
Rye Brook, New York 10573                 Douglas P. Williams, Vice President
                                          Jill W. Maggiore, Vice President and
UNDERWRITER                                  Chief Compliance Officer
                                          Randall D. Fretz, Vice President
Wells Investment Securities, Inc.         Robert G. Dorsey, Vice President
6200 The Corners Parkway                  John F. Splain, Secretary
Norcross, Georgia 30092                   Mark J. Seger, Treasurer
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION
================================================================================

Additional information about the Funds is included in the SAI, which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, please call 1-800-448-1010. To make inquiries about the Funds, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Funds also make available the SAI and annual and semiannual reports, free of charge, on the Funds' website at www.wellsref.com.


Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355

                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNT APPLICATION
DO NOT USE THIS APPLICATION TO ESTABLISH A FUND INDIVIDUAL RETIREMENT ACCOUNT. PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.
TO AVOID HAVING YOUR APPLICATION RETURNED, PLEASE BE SURE TO COMPLETE STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO WELLS FAMILY OF REAL ESTATE FUNDS:
   P.O. BOX 46707, CINCINNATI, OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT 1-800-282-1581.
--------------------------------------------------------------------------------
W E L L S                     [LOGO OMITTED]
FAMILY OF REAL
ESTATE FUNDS
================================================================================
--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
Only U.S. citizens or residents with a valid Social Security number may invest. The Funds do not accept cash, drafts, "starter" checks, traveler's checks, credit card checks, third party checks, post-dated checks, non-U.S. financial institution checks, cashier's checks under $10,000 or money orders.

1A. CHECK ONE

|_|   INDIVIDUAL _______________________________________________________________
                              OWNER'S NAME (AS YOU WANT IT TO APPEAR)

DATE OF BIRTH OF OWNER __________ / ____________ /____________

Are you an associated person of an NASD member? |_|Yes |_|No

|_|   JOINT ACCOUNT (CANNOT BE A MINOR)

      Joint owners have rights of survivorship, unless state laws regarding community property apply.

      __________________________________________________________________________
                            JOINT OWNER'S NAME (IF APPLICABLE)

DATE OF BIRTH OF JOINT OWNER __________ / __________ / _________

OR

|_|   TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

________________________________________________________________________________
NAME OF TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY

________________________________________________________    ____________________
NAME OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL                 TRUST DATE

________________________________________________________    ____________________
TRUSTEE OR AUTHORIZED INDIVIDUAL SOCIAL SECURITY NUMBER     DATE OF BIRTH

OR
|_|   GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

_____________________________________________________________ as a custodian for
CUSTODIAN'S NAME (ONLY ONE PERMITTED)

____________________________________________ under the ______________ UGMA/UTMA.
MINOR'S NAME (ONLY ONE PERMITTED)                           STATE

________________________________________________________________________________
CUSTODIAN'S SOCIAL SECURITY NUMBER            CUSTODIAN'S DATE OF BIRTH

________________________________________________________________________________
MINOR'S DATE OF BIRTH

1B.   TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __
    Owner's Social Security ID Number (USE MINOR'S SSN FOR CUSTODIAL ACCOUNT)

                         __ __ __ - __ __ - __ __ __ __
                    Joint Owner's Social Security ID Number

1C.   MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________________
NUMBER AND STREET

_____________________________________     _________________       ______________
CITY                                      STATE                   ZIP

( _____ ) ___________________________    ( _____ ) _____________________________
TELEPHONE NUMBER                         FAX NUMBER

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------
2A. Indicate the amount for each share class selected. Please enclose a check made payable to the applicable Fund for the amount of your investment. ($2,500 minimum; $1,000 for tax-deferred retirement plans)

                                                     AMOUNT

Wells DJ U.S. REIT Index Fund       Class A     $______________

                                    Class C     $______________

Wells DJ Global RESI Index Fund     Class A     $______________

                                    Class C     $______________

Wells Money Market Account                      $______________

|_| Please check this box if your account is to be funded from another Wells product.

If you do not indicate which Fund(s) and/or class(es) you wish to purchase, your purchase will be invested in the Wells Money Market Account.

2B.   RIGHTS OF ACCUMULATION     PLEASE SEE PROSPECTUS FOR DETAILS.

|_| My combined holdings in Class A Shares of the Wells DJ U.S. REIT Index Fund and Wells DJ Global RESI Index Fund may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # ___________________ Account # ______________________

Account # ___________________ Account # ______________________

2C.   LETTER OF INTENT    YOU MAY QUALIFY FOR REDUCED  SALES CHARGES IF YOU PLAN
      TO MAKE  ADDITIONAL  INVESTMENTS  WITHIN A 13-MONTH  PERIOD.   PLEASE  SEE
      PROSPECTUS FOR QUALIFICATIONS.

|_| I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A Shares of Wells DJ U.S. REIT Index Fund and/or Wells DJ Global RESI Index Fund an aggregate amount at least equal to that which is checked below.

|_| $50,000     |_| $100,000    |_| $250,000    |_| $500,000    |_| $1,000,000

2D.   SALES CHARGE WAIVER   SEE CURRENT PROSPECTUS FOR ELIGIBILITY REQUIREMENTS.

|_|   Check if eligible for waiver and indicate investor category:

      ______________________________________________________

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------
YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

|_| INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund

|_| CASH OPTION 1: Please distribute all income and capital gains in cash by check.

|_| CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.
--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------
Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

________________________________________________________________________________
NAME

________________________________________________________________________________
COMPANY NAME

________________________________________________________________________________
STREET ADDRESS

_____________________________________     _________________       ______________
CITY                                      STATE                   ZIP

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------
5A.   PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* |_| Yes   |_| No

PERMITS YOU TO AUTOMATICALLY INVEST IN YOUR FUND ACCOUNT THROUGH YOUR BANK ACCOUNT (YOU MUST COMPLETE STEP 6.) PLEASE INDICATE THE AMOUNT AND INTERVAL (MONTHLY ON THE 15TH, THE LAST DAY OF EACH MONTH OR BOTH.) MINIMUM BALANCE OF $2,500 IS REQUIRED WITH $100 MINIMUM FOR EACH MONTHLY INVESTMENT.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
      |_|   the last business day of each month
      |_|   the 15th day of each month
      |_|   both the 15th and last business day

AMOUNT $ _______________________________________________________________________

* THIS PLAN INVOLVES CONTINUOUS INVESTMENT, REGARDLESS OF SHARE PRICE LEVELS, AND DOES NOT ASSURE A PROFIT OR PROTECT AGAINST A LOSS IN DECLINING MARKETS.

5B.   REDEMPTION OPTION

BY ELECTRONIC TRANSFER (TO YOUR BANK ACCOUNT)   |_| Yes     |_| Decline

      If yes, you must complete bank information in Step 6 and select method of transfer.

|_|   (ACH) Automated Clearing House or   |_| WIRE

5C.   SYSTEMATIC WITHDRAWAL PLAN     |_| Yes     |_| No
      NOTE: ACCOUNT BALANCE MUST BE $5,000 OR MORE TO USE THIS OPTION. MINIMUM WITHDRAWAL IS $50 PER TRANSACTION. SEE PROSPECTUS FOR DETAILS.

AMOUNT $ _______________________________________________________________________

START MONTH ____________________________________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Quarterly |_| Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

|_|   By check to address of record
|_|   ACH (2-3 day free service. Complete Step 6).
|_|   Wire (Receiving bank may charge incoming wire fee. Complete Step 6).

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

-----------    BY  ATTACHING  A VOIDED  CHECK OR DEPOSIT  SLIP BELOW AND SIGNING
  ATTACH       STEP 7 I AUTHORIZE  CREDITS/DEBITS  TO/FROM  THIS BANK ACCOUNT IN
   YOUR        CONJUNCTION WITH THE ACCOUNT OPTIONS  SELECTED.  I UNDERSTAND FOR
  VOIDED       THE SELECTED  OPTIONS  INVOLVING WIRE  TRANSACTIONS,  MY BANK MAY
   CHECK       CHARGE ME WIRE FEES.  I AGREE THAT THE FUNDS AND THEIR AGENTS MAY
    OR         MAKE  ADDITIONAL  ATTEMPTS  TO  DEBIT/CREDIT  MY  ACCOUNT  IF THE
  DEPOSIT      INITIAL  ATTEMPT  FAILS  AND  THAT  I  WILL  BE  LIABLE  FOR  ANY
   SLIP        ASSOCIATED  COSTS. ALL ACCOUNT OPTIONS SELECTED SHALL BECOME PART
   HERE        OF THE TERMS, REPRESENTATIONS AND CONDITIONS OF THIS APPLICATION.

 WE CANNOT
 ESTABLISH     ________________________________________________________________
   THESE       SIGNATURE(S) OF DEPOSITOR (IF DIFFERENT FROM SIGNATURE IN STEP 7)
  SERVICES
WITHOUT IT.    _________________________________________________________________
-----------              SIGNATURE OF DESIGNATED CO-BANK ACCOUNT OWNER

               THIS IS A:
               |_| checking account   |_| savings account

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------
BY SIGNING BELOW, I CERTIFY THAT:
o I have received and read the current prospectus of the Wells Family of Real Estate Funds (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.    I am a U.S. person (including a U.S. resident alien).
2.    The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

______________________________________________________      ____________________
SIGNATURE OF OWNER, TRUSTEE OR CUSTODIAN                    DATE

______________________________________________________      ____________________
SIGNATURE OF JOINT OWNER OR CO-TRUSTEE (IF ANY)             DATE
--------------------------------------------------------------------------------
FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------
IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Funds' distributor).

      __________________________________________________________________________
      BROKER/DEALER FIRM NAME                        DEALER #

      __________________________________________________________________________
      REPRESENTATIVE'S NAME   REP #       BRANCH #        REP TELEPHONE NUMBER

      __________________________________________________________________________
      REP OFFICE STREET ADDRESS               REP OFFICE CITY/STATE/ZIP

      __________________________________________________________________________
      AUTHORIZED SIGNATURE

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                       WELLS FAMILY OF REAL ESTATE FUNDS
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT.YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED
AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                    Prospectus
                                                    May 1, 2009

WELLS DOW JONES
U.S. REIT INDEX FUND
Class B Shares (WDJBX)


                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                     May 1, 2009

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                 WELLS DOW JONES
                              U.S. REIT INDEX FUND
                             CLASS B SHARES (WDJBX)

================================================================================

The Wells Dow Jones U.S. REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index by investing in the stocks included in the index.


Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage the Fund's investments under the supervision of the Adviser.

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON APRIL 30, 2007, NO NEW OR SUBSEQUENT INVESTMENTS ARE PERMITTED IN CLASS B SHARES OF THE FUND, EXCEPT THROUGH THE REINVESTMENT OF DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. EXISTING CLASS B SHAREHOLDERS WISHING TO MAKE ADDITIONAL PURCHASES OF THE FUND'S SHARES ARE PERMITTED TO INVEST IN ANY OTHER SHARE CLASS OF THE FUND, SUBJECT TO THAT CLASS' PRICING STRUCTURE AND ELIGIBILITY REQUIREMENTS, IF ANY. CONTACT THE FUND AT 800-448-1010 TO OBTAIN A PROSPECTUS FOR THE FUND'S OTHER CLASSES OF SHARES.

This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary............................................................2
Expense Information............................................................7
Operation of the Fund..........................................................9
Holding and Redeeming Class B Shares of the Fund..............................10
Distribution Plan.............................................................15
Dividends and Distributions...................................................16
Taxes.........................................................................17
Calculation of Share Price....................................................18
Financial Highlights..........................................................19
Customer Privacy Policy.......................................................20
For More Information..................................................back cover

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The Fund seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index (the "DJ U.S. Index" or the "Index").

Prior to May 1, 2009, the Fund was named the "Wells Dow Jones Wilshire U.S. REIT Index Fund" and its objective was to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW U.S. Index"). As of March 31, 2009, Dow Jones and Wilshire no longer maintain the DJW U.S. Index; however, Dow Jones now maintains the DJ U.S. Index, having the same membership requirements and methodology as the DJW U.S. Index. The investment objective and strategies for the U.S. Index Fund have not changed as a result of the change in the Fund's name and corresponding index.


There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective may be changed without shareholder approval provided, however, that the Fund will provide shareholders not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund attempts to duplicate the investment results of the DJ U.S. Index. The DJ U.S. Index is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the Fund's total assets are invested in the stocks included in the DJ U.S. Index. The Fund will invest in stocks represented in the DJ U.S. Index in proportions substantially similar to the DJ U.S. Index. For example, if a stock represents 2% of the value of the DJ U.S. Index, the Fund invests approximately 2% of its assets in the stock. The Fund is normally invested in all of the stocks which comprise the DJ U.S. Index, except when changes are made to the DJ U.S. Index itself.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).


As of March 31, 2009, 82 REITs were included in the DJ U.S. Index. To be included in the DJ U.S. Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJ U.S. Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJ U.S. Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJ U.S. Index is rebalanced every calendar quarter.


The Fund will attempt to achieve a correlation between its portfolio holdings and that of the DJ U.S. Index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its portfolio holdings with the DJ U.S. Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated, and the timing of purchases and redemptions of Fund shares. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies and cash management policies in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJ U.S. Index are equity REITs that own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties.

DISCLAIMER


"Dow Jones U.S. Select Real Estate Investment Trust Index" is a service mark of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the Fund, other than the licensing of the DJ U.S. Index and its service mark for use in connection with the Fund.

Dow Jones does not:

o     Sponsor, endorse, sell or promote the Fund.

o     Recommend that any person invest in the Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

o Have any responsibility or liability for the administration, management or marketing of the Fund.

o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the DJ U.S. Index, or have any obligation to do so.

--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FUND.
SPECIFICALLY,

o DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

      o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJ U.S. INDEX AND THE DATA INCLUDED IN SUCH INDEX;

      o     THE ACCURACY OR  COMPLETENESS  OF THE DJ U.S.  INDEX AND ANY RELATED
            DATA;

      o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJ U.S. INDEX AND/OR ITS RELATED DATA;

o     DOW  JONES  WILL  HAVE  NO   LIABILITY   FOR  ANY  ERRORS,   OMISSIONS  OR
      INTERRUPTIONS IN THE DJ U.S. INDEX OR ITS RELATED DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUND AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, as is currently being experienced, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund's share price may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:


            o     declines in the value of real estate
            o     adverse general and local economic conditions
            o     lack of availability of mortgage funds
            o     overbuilding in a given market
            o     changes in interest rates

            o     environmental problems
            o     increases in property taxes or operating expenses
            o changes in neighborhood values or the appeal of properties to tenants
            o insufficient occupancy levels or inadequate rents to cover expenses
            o restricted activity as a result of the receipt of federal assistance through the economic stimulus package


      REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain applicable exemptions under U.S. tax laws; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since the Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the DJ U.S. Index, the success of the Fund's investments will be largely dependent upon the performance of the Index. Returns from REITs in the DJ U.S. Index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these other opportunities instead of REITs, then the Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      TRACKING RISK -- The Fund may experience tracking errors with respect to its applicable index due to internal factors or issues beyond the Adviser's or the sub-adviser's control. For example, the Fund may not receive timely or accurate data from Dow Jones regarding the makeup of its underlying index, or the Fund may, due to the Fund's diversification requirements, cash requirements, limited assets or unexpected market conditions, be unable to accurately or sufficiently approximate its index's holdings. In such a case, the Fund's performance will fail to correlate to its applicable index, resulting in potential losses.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in the Fund's portfolio change during any given year. Portfolio turnover involves expense to the Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gains or losses attributable to shareholders of the Fund. The Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for the Fund if there are frequent changes in the DJ U.S. Index and/or the number of changes that the sub-adviser determines are necessary or advisable for the Fund to approximate the performance of the Index.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing:

      -- the changes in the performance of Class B shares of the Fund from year to year for each full calendar year over the lifetime of Class B shares, and

      -- how the average annual total returns of Class B shares of the Fund compare with those of the Index it tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               CLASS B PERFORMANCE

                               [BAR CHART OMITTED]

                                2000      26.48%
                                2001      11.88%
                                2002       2.13%
                                2003      32.98%
                                2004      29.12%
                                2005       9.35%
                                2006      33.07%
                                2007     -18.32%
                                2008     -38.70%

The 2009 year-to-date total return for Class B shares through March 31, 2009 is -34.04%.

During the periods shown in the bar chart, the highest return for a quarter was 14.59% during the quarter ended March 31, 2006 and the lowest return for a quarter was -38.72% during the quarter ended December 31, 2008.


The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B shares will differ from the performance of the other classes offered by the Fund to the extent that the classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)


The table below shows how the average annual total returns of Class B shares of the Fund compare with those of the DJ U.S. Index. The returns are shown for Class B shares only and the returns for the Fund's other classes will vary. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For purposes of calculating average annual total returns, we assumed the deduction of the applicable contingent deferred sales load.

                                                                      Since
                                              One       Five        Inception
                                              Year      Years     (May 7, 1999)
                                           ------------------------------------
CLASS B SHARES
    Return Before Taxes                     -41.34%     -1.40%        4.84%
    Return After Taxes on Distributions     -42.65%     -3.62%        2.88%
    Return After Taxes on Distributions
       and Sale of Fund Shares              -25.76%     -0.70%        4.01%

DJ U.S. Index*                              -39.20%      0.65%        7.24%

*     Reflects no deduction for fees, expenses or taxes.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS B SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ..........................       None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price or the
   amount redeemed, whichever is less)...........................       5.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......       None
Redemption Fee...................................................       None(2)
Exchange Fee.....................................................       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees..................................................       0.50%
Distribution and Service (12b-1) Fees............................       1.00%
Other Expenses(3) ...............................................       0.53%
                                                                       ------
Total Annual Fund Operating Expenses.............................       2.03%
Less: Fee Waivers and Expense Reimbursements(4)..................       0.29%
                                                                       ------
Net Annual Fund Operating Expenses...............................       1.74%
                                                                       ======


(1) Class B shareholders pay a 5.00% contingent deferred sales load if shares are redeemed within one year of purchase. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(2) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Holding and Redeeming Class B Shares of the Fund."

(3) Other Expenses include, among other things, the fees and expenses incurred indirectly by the Fund as a result of investing in shares of other investment companies and pooled investment vehicles ("Acquired Fund Fees and Expenses"). Acquired Fund Fees and Expenses have been included under the subcaption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.


(4) The Adviser has contractually agreed, until at least May 1, 2010, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of Class B shares at or below 1.74%. It is expected that the contractual agreement will continue year to year, provided that such continuance is approved by the Trust's Board of Trustees.

EXAMPLE

The Example below is intended to help you compare the cost of investing in Class B shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year       3 Years      5 Years     10 Years
                ------       -------      -------     --------
                 $ 577        $ 909       $1,266       $2,335

You would pay the following expenses if you did not redeem your shares:

                1 Year       3 Years      5 Years     10 Years
                ------       -------      -------     --------
                 $ 177        $ 609       $1,066       $2,335

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The Adviser was founded in 1997 and operates solely for the purpose of managing the Trust. The controlling shareholder of the Adviser is Leo F. Wells,
III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. During the fiscal year ended December 31, 2008, the Fund paid the Adviser advisory fees (after fee waivers) equal to 0.37% of its average daily net assets.

A discussion of the factors considered by the Board of Trustees in approving the continuance of the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report for the fiscal year ended December 31, 2008.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), 4 International Drive, Rye Brook, New York 10573, has been retained by the Adviser to manage the Fund's investments in accordance with the Fund's investment objective, policies and restrictions. Pursuant to the terms of the sub-advisory agreement, the Adviser (not the Fund) pays Tuckerman a fee computed at an annual rate of 0.09% of the Fund's average daily net assets. Tuckerman has managed the Fund since December 5, 2007.

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to more than $5.5 billion in real estate assets under management as of December 31, 2008. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

PORTFOLIO MANAGERS. Amos J. Rogers III and Sophia Banar are the Fund's co-portfolio managers. Mr. Rogers has managed the Fund since December 5, 2007 and Ms. Banar has managed the Fund since January 2008. Mr. Rogers joined Tuckerman in 2003 and is a Managing Director of Tuckerman. He has over 15 years of commercial real estate lending, investment and asset management experience. Ms. Banar is a Senior Analyst for Tuckerman and has worked at Tuckerman since 2006. Prior to joining Tuckerman, she was an Assistant Vice President of the Wealth Management Services division at State Street Corporation. From 1999 until 2004, she was a consultant at CSC Consulting Inc., a professional services organization of Computer Science Corporation. The Fund's Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.


PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

HOLDING AND REDEEMING CLASS B SHARES OF THE FUND
================================================================================

Effective as of the close of business on April 30, 2007, no new or subsequent investments, including investments through an automatic investment plan, are permitted in Class B shares of the Fund, except through the reinvestment of dividends or capital gains distributions. Existing shareholders of Class B shares may continue to hold their Class B shares and reinvest dividends and distributions in Class B shares. Existing Class B shareholders wishing to make additional purchases of Fund shares are permitted to invest in other share classes of the Fund, subject to that class' pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 1, 2007 and Class B shares acquired through reinvestment of dividends or capital gains distributions, all Class B attributes, including the schedule of contingent deferred sales loads, the conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their present form. In addition, because the Fund's or Underwriter's ability to assess certain sales loads and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales loads and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales loads and fees. You will be notified by means of a Prospectus supplement if there are changes to any attributes, sales loads or fees.

REDEEMING YOUR SHARES. You may redeem your shares by sending a written request to us c/o our transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

We redeem shares based on the next share price (net asset value or "NAV") computed after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Contingent Deferred Sales Load" below to determine whether your redemption is subject to a contingent deferred sales load.


If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the phone number indicated above. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your Account Application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered. IRA accounts and qualified retirement plan accounts may not be redeemed by telephone.


You may also redeem your shares by placing a wire redemption request. Each wire redemption will be charged a $15 processing fee. Your bank may also impose a charge for processing the wire. All charges will be deducted from your account by redemption of shares in your account. We reserve the right to change the processing fee upon 30 days notice. If your redemption request is placed through your broker-dealer, your broker may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your broker-dealer is responsible for ensuring that your redemption request is transmitted to us in proper form in a timely manner. In the event that a wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.


If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency,

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------
savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

CONTINGENT DEFERRED SALES LOAD. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                   YEAR SINCE PURCHASE            CDSL AS A PERCENTAGE
                      PAYMENT MADE                 OF AMOUNT REDEEMED
                   -------------------            --------------------
                      First                               5.00%
                      Second                              4.00%
                      Third                               3.00%
                      Fourth                              3.00%
                      Fifth                               2.00%
                      Sixth                               1.00%
                      Seventh and thereafter              None

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan. In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated.


EXCHANGE PRIVILEGE. You may exchange your Class B shares for shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of the Cash Account Trust). The amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Class B shares for the purpose of calculating the contingent deferred sales load if you later redeem your investment. However, if you exchange shares of the Money Market Portfolio back into your original Class B shares, the prior holding period of your Class B shares will be added to your current holding period of Class B shares in calculating the contingent deferred sales load.


You are limited to a maximum of 10 exchanges per calendar year because frequent short-term trading or market timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in their sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Fund's account records. Exchanges may also be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be affected at the next determined NAV after receipt of a request by the Transfer Agent.


Exchanges are subject to the applicable minimum investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.


CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares of the Fund, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions paid on the shares being converted will also be converted to Class A shares. The fees and expenses associated with Class A shares are described in a different prospectus. For a copy of the prospectus for Class A shares, please call the Fund at 1-800-448-1010.

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) 30 days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

REINVESTMENT PRIVILEGE. If you have redeemed Class B shares of the Fund (subject to any applicable contingent deferred sales load), you may reinvest all or part of the proceeds without any additional sales load in Class A shares of the Fund or Class A shares of the Wells Dow Jones Global RESI Index Fund. This reinvestment must occur within 30 days of the redemption of Class B shares in order to qualify. Before exercising this privilege, contact the Underwriter to obtain a copy of the prospectus for Class A shares.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the SAI for further information.

DISRUPTIVE TRADING AND MARKET TIMING

The Fund discourages frequent purchases and sales of shares of the Fund. The Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder when it determines that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. Despite the Fund's efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Fund. The Fund has entered into agreements with financial intermediaries obligating them to provide, upon the Fund's request, information regarding their customers and their customers' transactions in shares of the Fund. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that contingent deferred sales loads apply to the redemption of Class B shares, which the Fund believes discourages market timing in the Fund in such share class. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DISTRIBUTION PLAN
================================================================================

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows Class B shares to pay for certain expenses related to the distribution of such shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who have been engaged in the sale of Class B shares of the Fund and who may be advising investors regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of preparing, printing and distributing prospectuses and statements of additional information and reports for recipients other than existing Class B shareholders of the Fund; and any other expenses related to the distribution of the Fund's Class B shares.

The annual limitation for payment of expenses pursuant to the Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares. The payments permitted by the Plan fall into two categories. First, Class B shares may directly incur or reimburse the Underwriter (in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares) for certain distribution related expenses as described above. The Plan also provides for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your Account Application. If no option is specified on your Application, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

      --------------------------------------------------------------------------
      SHARE OPTION --   income  distributions  and capital  gains  distributions
                        reinvested in additional shares without a sales load.

      INCOME OPTION --  income   distributions   paid  in  cash;  capital  gains
                        distributions reinvested in additional shares without a sales load.

      CASH OPTION --    income  distributions  and capital  gains  distributions
                        paid in cash.
      --------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail to you annually a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.


You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. An exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you likely will incur a taxable gain or loss in connection with the exchange. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the SAI for further information.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the NAV of Class B shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for business and is closed on days the NYSE is closed for trading. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund's portfolio securities are generally valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by the Board of Trustees. A security's "fair value" price may differ from the quoted price for the security using the Fund's normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class B shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


WELLS DOW JONES U.S. REIT INDEX FUND (CLASS B)

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================

                                                      YEAR           YEAR           YEAR           YEAR           YEAR
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $     8.66     $    14.03     $    11.84     $    12.15     $    10.46
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................         0.14           0.11           0.12           0.18           0.23
   Net realized and unrealized gains
     (losses) on security transactions .........        (3.45)         (2.61)          3.75           0.94           2.76
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (3.31)         (2.50)          3.87           1.12           2.99
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........        (0.14)         (0.11)         (0.12)         (0.18)         (0.23)
   Distributions from net realized gains .......        (0.46)         (2.56)         (1.39)         (1.04)         (0.99)
   Return of capital ...........................        (0.18)         (0.20)         (0.17)         (0.21)         (0.08)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.78)         (2.87)         (1.68)         (1.43)         (1.30)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $     4.57     $     8.66     $    14.03     $    11.84     $    12.15
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ................................      (38.70%)       (18.32%)        33.07%          9.35%         29.12%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ..............   $   19,459     $   43,158     $   69,225     $   55,231     $   51,588
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)..        1.74%          1.74%          1.74%          1.74%          1.74%

Ratio of net investment income
   to average net assets .......................        1.75%          0.76%          0.85%          1.42%          2.11%

Portfolio turnover rate ........................          11%            28%            20%            18%            26%

(a)   Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.03%, 1.89%, 1.94%, 2.00% and 1.94% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

================================================================================

                             CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================
                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092


BOARD OF TRUSTEES                         INDEPENDENT REGISTERED
                                          PUBLIC ACCOUNTING FIRM
Leo F. Wells, III
William H. Keogler, Jr.                   Ernst & Young LLP
Neil H. Strickland                        1900 Scripps Center
W. Wayne Woody                            312 Walnut Street
                                          Cincinnati, Ohio 45202

INVESTMENT ADVISER
                                          CUSTODIAN
Wells Asset Management, Inc.
6200 The Corners Parkway                  US Bank, N.A.
Norcross, Georgia 30092                   425 Walnut Street
                                          Cincinnati, Ohio 45202
SUB-ADVISER
                                          EXECUTIVE OFFICERS
The Tuckerman Group, LLC
4 International Drive                     Leo F. Wells, III, President
Rye Brook, New York 10573                 Douglas P. Williams, Vice President
                                          Jill W. Maggiore, Vice President and
UNDERWRITER                                  Chief Compliance Officer
                                          Randall D. Fretz, Vice President
Wells Investment Securities, Inc.         Robert G. Dorsey, Vice President
6200 The Corners Parkway                  John F. Splain, Secretary
Norcross, Georgia 30092                   Mark J. Seger, Treasurer
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION
================================================================================

Additional information about the Fund is included in the SAI, which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, please call 1-800-448-1010. To make inquiries about the Fund, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Fund also makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website at www.wellsref.com.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355


                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                    Prospectus
                                                    May 1, 2009

WELLS DOW JONES
U.S. REIT INDEX FUND
Class I Shares (WDJIX)

WELLS DOW JONES
GLOBAL RESI INDEX FUND
Class I Shares (WDGIX)

                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                     May 1, 2009

                        WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                 WELLS DOW JONES
                              U.S. REIT INDEX FUND
                             CLASS I SHARES (WDJIX)

                                 WELLS DOW JONES
                             GLOBAL RESI INDEX FUND
                             CLASS I SHARES (WDGIX)

================================================================================

The Wells Dow Jones U.S. REIT Index Fund (the "U.S. Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index by investing in the stocks included in the index.

The Wells Dow Jones Global RESI Index Fund (the "Global Index Fund") seeks to provide investment results corresponding to the performance of the Dow Jones Global Select Real Estate Securities Index by investing in the stocks included in the index.


This Prospectus has the information about the U.S. Index Fund and the Global Index Fund (each a "Fund" and collectively the "Funds") that you should know before investing. You should read it carefully and keep it with your investment records.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Funds. The Adviser retains The Tuckerman Group, LLC, as sub-adviser, to manage each Fund's investments under the supervision of the Adviser.

This Prospectus offers Class I shares for each Fund. Each Fund offers two other Classes of shares (Class A and Class C). Each Class of a Fund represents interests in the same portfolio of investments and has the same rights, but differs primarily in sales loads, ongoing fees and other features. Please call 800-448-1010 to obtain a prospectus for these other classes. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

TABLE OF CONTENTS
================================================================================

Risk/Return Summary............................................................2
Expense Information...........................................................12
Operation of the Funds........................................................14
Buying Fund Shares ...........................................................16
Redeeming Your Shares.........................................................21
Dividends and Distributions...................................................23
Taxes.........................................................................24
Calculation of Share Price ...................................................25
Financial Highlights..........................................................26
Customer Privacy Policy.......................................................28
For More Information..................................................back cover

RISK/RETURN SUMMARY
================================================================================

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?


The WELLS DOW JONES U.S. REIT INDEX FUND seeks to provide investment results corresponding to the performance of the Dow Jones U.S. Select Real Estate Investment Trust Index (the "DJ U.S. Index").

Prior to May 1, 2009, the U.S. Index Fund was named the "Wells Dow Jones Wilshire U.S. REIT Index Fund" and its objective was to provide investment results corresponding to the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "DJW U.S. Index"). As of March 31, 2009, Dow Jones and Wilshire no longer maintain the DJW U.S. Index; however, Dow Jones now maintains the DJ U.S. Index, having the same membership requirements and methodology as the DJW U.S. Index. The investment objective and strategies for the U.S. Index Fund have not changed as a result of the change in the Fund's name and corresponding index.

The WELLS DOW JONES GLOBAL RESI INDEX FUND seeks to replicate as closely as possible, before fees and expenses, the total return performance of the Dow Jones Global Select Real Estate Securities Index (the "DJ Global Index").

Prior to May 1, 2009, the Global Index Fund was named the "Wells Dow Jones Wilshire Global RESI Index Fund" and its objective was to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index (the "DJW Global Index"). As of March 31, 2009, Dow Jones and Wilshire no longer maintain the DJW Global Index; however, Dow Jones now maintains the DJ Global Index, having the same membership requirements and methodology as the DJW Global Index. The investment objective and strategies for the Global Index Fund have not changed as a result of the change in the Fund's name and corresponding index.


There is no assurance that the Funds will achieve their investment objectives. Each Fund's investment objective may be changed without shareholder approval provided, however, that a Fund will provide shareholders not less than 60 days notice of a change to its investment objective.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

WELLS DOW JONES U.S. REIT INDEX FUND

The U.S. Index Fund attempts to duplicate the investment results of the DJ U.S. Index. The DJ U.S. Index is a float-adjusted market capitalization index designed to measure the performance of REITs that are operated and publicly traded in the United States. Normally, at least 95% of the U.S. Index Fund's total assets are invested in the stocks included in the DJ U.S. Index. The U.S. Index Fund will invest in stocks represented in the DJ U.S. Index in proportions substantially similar to the DJ U.S. Index. For example, if a stock represents 2% of the value of the DJ U.S. Index, the U.S. Index Fund invests approximately 2% of its assets in the stock. The U.S. Index Fund is normally invested in all of the stocks which comprise the DJ U.S. Index, except when changes are made to the DJ U.S. Index itself.

The U.S. Index Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the U.S. Index Fund is "passively managed," where the investment adviser attempts to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).


As of March 31, 2009, 82 REITs were included in the DJ U.S. Index. To be included in the DJ U.S. Index, a REIT must be both an equity owner and operator of commercial and/or residential real estate. The REIT also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJ U.S. Index and at least 75% of the REIT's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the REIT's stock must be commensurate with that of other institutionally held real estate securities. REITs excluded from the DJ U.S. Index include mortgage REITs, net-lease REITs, hybrid REITs and timber REITs. The DJ U.S. Index is rebalanced every calendar quarter.


The U.S. Index Fund will attempt to achieve a correlation between its portfolio holdings and that of the DJ U.S. Index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the U.S. Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the DJ U.S. Index. The U.S. Index Fund's ability to correlate its portfolio holdings with the DJ U.S. Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJ U.S. Index is calculated, and the timing of purchases and redemptions of Fund shares. If the U.S. Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies and cash management policies in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the U.S. Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJ U.S. Index are equity REITs that own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties.

WELLS DOW JONES GLOBAL RESI INDEX FUND


The Global Index Fund uses a passive management strategy designed to track the total return performance of the DJ Global Index. The DJ Global Index is a float-adjusted market capitalization index designed to measure the performance of publicly-traded real estate securities in countries including the United States. As of March 31, 2009, the DJ Global Index included companies from Australia, Austria, Belgium, Brazil, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, Sweden, Switzerland, Thailand, Turkey, the United Kingdom and the United States.

The proportions of the Global Index Fund's assets allocated to each country will approximate and vary with the relative country weights in the DJ Global Index. As of the date of this Prospectus, the DJ Global Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Pacific Asia, Australia and Europe. While the proportions may fluctuate from time to time, approximately 38.5% of the current issuers in the DJ Global Index are located in the United States.

As of March 31, 2009, the DJ Global Index was comprised of 213 publicly traded securities of U.S. and foreign REITs and Real Estate Operating Companies ("REOCs"). Because of the practical difficulties and expense of purchasing a relatively large number of stocks, the Global Index Fund does not intend to purchase all of the stocks in the DJ Global Index. Instead, the Global Index Fund utilizes a "sampling" methodology in seeking its objective and will purchase a representative sample of the stocks in the DJ Global Index, in proportion to their weightings, expected to replicate generally the performance of the Index as a whole. The Global Index Fund's sub-adviser generally expects the Fund to hold less than the total number of stocks in the DJ Global Index, but may cause the Fund to hold as many stocks as it believes necessary to achieve the Fund's investment objective. Under normal circumstances, at least 80% of the Global Index Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks included in the DJ Global Index.

To be included in the DJ Global Index, a company must be both an equity owner and operator of commercial and/or residential real estate. The company also must have a minimum total market capitalization of at least $200 million at the time of its inclusion in the DJ Global Index and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. In addition, the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Businesses excluded from the DJ Global Index include mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and subdividers of unimproved land, companies that have more than 25% of their assets in direct mortgage investments, hybrid REITs and timber REITs. The DJ Global Index is rebalanced every calendar quarter.

The Global Index Fund will attempt to achieve a correlation between its portfolio holdings and that of the DJ Global Index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Global Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Global Index Fund's ability to correlate its portfolio holdings with the DJ Global Index, however, may be affected by, among other things, changes in securities markets, the manner in which the DJ Global Index is calculated by Dow Jones and the timing of purchases and redemptions of Fund shares. The Global Index Fund's sub-adviser monitors the composition of the DJ Global Index daily and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index. If the Global Index Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment methodology and cash management policies in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Global Index Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT IS A REIT?

A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. All of the REITs included in the DJ Global Index are equity REITs that own properties and generate income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. In the U.S., REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT or REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties.

WHAT IS A REOC?

A REOC is a publicly traded real estate company that has opted out of the tax status afforded REITs. Although a REOC does not enjoy exemption from federal taxation at the entity level, unlike REITs, a REOC may retain its cash flow and reinvest earnings and is not restricted in the type of real estate business it conducts. As a result, REOCs can finance acquisitions and development projects using existing cash flow to grow the business and may offer greater growth potential than REITs because, in contrast, REITs must rely heavily on the equity markets to raise cash for acquisitions.

DISCLAIMERS


"Dow Jones U.S. Select Real Estate Investment Trust Index" and "Dow Jones Global Select Real Estate Securities Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the Funds, other than the licensing of the DJ U.S. Index and the DJ Global Index and its service marks for use in connection with the Funds.

Dow Jones does not:

      o     Sponsor, endorse, sell or promote the Funds.

      o Recommend that any person invest in the Funds or any other securities.

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

      o     Have  any  responsibility  or  liability  for  the   administration,
            management or marketing of the Funds.

      o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the DJ U.S. Index or the DJ Global Index or have any obligation to do so.

--------------------------------------------------------------------------------
DOW  JONES  WILL  NOT  HAVE  ANY  LIABILITY  IN   CONNECTION   WITH  THE  FUNDS.
SPECIFICALLY,

o DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

      o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND THE DATA INCLUDED IN SUCH INDEXES;

      o THE ACCURACY OR COMPLETENESS OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND ANY RELATED DATA;

      o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX AND/OR THEIR RELATED DATA;

o     DOW  JONES  WILL  HAVE  NO   LIABILITY   FOR  ANY  ERRORS,   OMISSIONS  OR
      INTERRUPTIONS IN THE DJ U.S. INDEX OR THE DJ GLOBAL INDEX OR THEIR RELATED DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. Each Fund is subject to, among other risks:

      MARKET RISK -- Stock prices, including prices of REIT and REOC stocks, may decline over short or extended periods. In a declining stock market, as is currently being experienced, stock prices for all REITs and REOCs may decline, regardless of any one company's prospects. As a result, a Fund's share price may also decline in a declining stock market.

      REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs or REOCs decline or fail to meet market expectations, REIT and REOC stock prices may decline as well. Therefore, each Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's or REOC's stock price to decline), which include, without limitation:


            o     declines in the value of real estate
            o     adverse general and local economic conditions
            o     lack of availability of mortgage funds
            o     overbuilding in a given market
            o     changes in interest rates
            o     environmental problems
            o     increases in property taxes or operating expenses
            o changes in neighborhood values or the appeal of properties to tenants
            o insufficient occupancy levels or inadequate rents to cover expenses
            o restricted activity as a result of the receipt of federal assistance through the economic stimulus package


      REIT AND REOC INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs and REOCs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

      INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's or REOC's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT and REOC stocks may change based upon investors' collective perceptions of future earnings, the value of each Fund will generally decline when investors anticipate or experience rising interest rates.

      INVESTMENT STYLE RISK -- Since each Fund seeks to replicate as closely as possible, before fees and expenses, the performance of an index, the success of a Fund's investments will be largely dependent upon the performance of that index. Returns from REITs and REOCs in the index may, however, trail returns of other types of markets (for example, large-cap or small-cap U.S. stocks).

      INVESTMENT COMPETITION RISK -- REITs and REOCs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these other opportunities instead of REITs and REOCs, then a Fund may decline in value.

      INDUSTRY CONCENTRATION RISK -- Each Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

      TRACKING RISK -- Each Fund may experience tracking errors with respect to its applicable index due to internal factors or issues beyond the Adviser's or the sub-adviser's control. For example, a Fund may not receive timely or accurate data from Dow Jones regarding the makeup of its underlying index, or a Fund may, due to the Fund's diversification requirements, cash requirements, limited assets or unexpected market conditions, be unable to accurately or sufficiently approximate its index's holdings. In such a case, a Fund's performance will fail to correlate to its applicable index, resulting in potential losses.

      PORTFOLIO TURNOVER -- Portfolio turnover measures the rate at which the securities in a Fund's portfolio change during any given year. Portfolio turnover involves expense to a Fund in the form of brokerage commissions and other transaction costs, which may adversely impact the Fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gains or losses attributable to shareholders of a Fund. Each Fund expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for a Fund if there are frequent changes in the index that it tracks and/or the number of changes that the sub-adviser determines are necessary or advisable for the Fund to approximate the performance of such index.

THE GLOBAL INDEX FUND IS SUBJECT TO THE FOLLOWING ADDITIONAL PRINCIPAL INVESTMENT RISKS:

      FOREIGN SECURITIES RISK -- Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the tax laws and treatment applicable to
      foreign   companies   held  by  the  Global  Index  Fund  may
      not be as well-established, clear and stable as the Fund's U.S. companies, and the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

      SMALL TO MID-CAP STOCKS RISK -- The Global Index Fund may invest in companies with smaller market capitalizations. Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

PERFORMANCE SUMMARY

WELLS DOW JONES U.S. REIT INDEX FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the U.S. Index Fund by showing:

      -- the changes in the performance of Class I shares of the U.S. Index Fund from year to year for each full calendar year over the lifetime of Class I shares, and

      -- how the average annual total returns of Class I shares of the U.S. Index Fund compare with those of the Index it tracks.

How the U.S. Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               CLASS I PERFORMANCE

                               [BAR CHART OMITTED]

                                2004      30.44%
                                2005      10.51%
                                2006      34.32%
                                2007     -17.45%
                                2008     -38.17%

The 2009 year-to-date total return for Class I shares through March 31, 2009 is -33.77%.

During the periods shown in the bar chart, the highest return for a quarter was 14.76% during the quarter ended March 31, 2006 and the lowest return for a quarter was -38.69% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class I shares will differ from the performance of the other classes offered by the U.S. Index Fund to the extent that the classes do not have the same expenses or inception dates.


AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)

The table below shows how the average annual total returns of Class I shares of the U.S. Index Fund compare with those of the DJ U.S. Index. The returns are shown for Class I shares only and the returns for the Fund's other classes will vary. The table also presents the impact of taxes on the U.S. Index Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                                                    Inception
                                              One       Five       (August 25,
                                              Year      Years         2003)
                                          ------------------------------------
CLASS I SHARES
    Return Before Taxes                     -38.17%     -0.23%        2.38%
    Return After Taxes on Distributions     -39.66%     -2.78%       -0.25%
    Return After Taxes on Distributions
       and Sale of Fund Shares              -23.62%      0.16%        2.31%

DJ U.S. Index*                              -39.20%      0.65%        5.06%

*     Reflects no deduction for fees, expenses or taxes.

WELLS DOW JONES GLOBAL RESI INDEX FUND

The bar chart and performance table shown below provide some indication of the risks of investing in the Global Index Fund by showing:

      -- the performance of Class I shares of the Global Index Fund for each full calendar year over the lifetime of Class I shares, and

      -- how the average annual total returns of Class I shares of the Global Index Fund compare with those of the Index it tracks.

How the Global Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS I PERFORMANCE

                               [BAR CHART OMITTED]

                                 2008    -46.56%

The 2009 year-to-date total return for Class I shares through March 31, 2009 is -24.78%.

During the period shown in the bar chart, the highest return for a quarter was -2.90% during the quarter ended March 31, 2008 and the lowest return for a quarter was -35.14% during the quarter ended December 31, 2008.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class I shares will differ from the performance of the other classes offered by the Global Index Fund to the extent that the classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)

The table below shows how the average annual total returns of the Global Index Fund's Class I shares compare with those of the DJ Global Index. The returns are shown for Class I shares only and the returns for the Fund's other classes will vary. The table also presents the impact of taxes on the Global Index Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            Since
                                              One         Inception
                                             Year     (January 10, 2007)
                                       ---------------------------------
CLASS I SHARES
    Return Before Taxes                    -46.56%         -31.59%
    Return After Taxes on Distributions    -47.15%         -32.25%
    Return After Taxes on Distributions
       and Sale of Fund Shares             -30.07%         -26.13%

DJ Global Index*                           -46.70%         -32.50%

*     Reflects no deduction for fees, expenses or taxes.


EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS I SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................     None
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less).........................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........     None
Redemption Fee........................................................     None
Exchange Fee..........................................................     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                     U.S. INDEX        GLOBAL
                                                        FUND         INDEX FUND
                                                     ----------      ----------
Management Fees....................................     0.50%           0.55%
Distribution and Service (12b-1) Fees..............      None            None
Other Expenses* ...................................     1.45%           2.81%
                                                       ------          ------
Total Annual Fund Operating Expenses...............     1.95%           3.36%
Less: Fee Waivers and Expense Reimbursements**.....     1.21%           2.52%
                                                       ------          ------
Net Annual Fund Operating Expenses.................     0.74%           0.84%
                                                       ======          ======


* Other Expenses include, among other things, the fees and expenses incurred indirectly by the Funds as a result of investing in shares of other investment companies and pooled investment vehicles ("Acquired Fund Fees and Expenses"). Acquired Fund Fees and Expenses have been included under the subcaption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.


** The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of Class I shares of the U.S. Index Fund at or below 0.74%. The Adviser has contractually agreed, until at least December 31, 2010, to waive fees and reimburse expenses in order to maintain Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of Class I shares of the Global Index Fund at or below 0.84%. It is expected that these contractual agreements will continue year to year, provided that such continuance is approved by the Trust's Board of Trustees.

EXAMPLE

The Examples below are intended to help you compare the cost of investing in Class I shares of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year       3 Years      5 Years     10 Years
                            ------       -------      -------     --------
U.S. Index Fund              $ 76         $ 237       $  411       $1,569
Global Index Fund            $ 86         $ 629       $1,376       $3,354

OPERATION OF THE FUNDS
================================================================================
Each Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees ("Board of Trustees") supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to each Fund and to manage the Funds' business affairs. The Adviser was founded in 1997 and operates solely for the purpose of managing the Funds. The controlling shareholder of the Adviser is Leo F. Wells,
III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. During the fiscal year ended December 31, 2008, the U.S. Index Fund paid the Adviser advisory fees (after fee waivers) equal to 0.37% of its average daily net assets. During the fiscal year ended December 31, 2008, the Global Index Fund did not pay any advisory fees since all fees were waived by the Adviser.

A discussion of the factors considered by the Board of Trustees in approving the continuance of each Fund's investment advisory agreement with the Adviser is available in the Funds' annual report for the fiscal year ended December 31, 2008.

SUB-ADVISER. The Tuckerman Group, LLC ("Tuckerman"), 4 International Drive, Rye Brook, New York 10573, has been retained by the Adviser to manage the Funds' investments in accordance with each Fund's investment objectives, policies and restrictions. Pursuant to the terms of the sub-advisory agreement for the U.S. Index Fund, the Adviser (not the Fund) pays Tuckerman a fee computed at an annual rate of 0.09% of the Fund's average daily net assets. Pursuant to the terms of the sub-advisory agreement for the Global Index Fund, the Adviser (not the Fund) pays Tuckerman a fee computed at an annual rate of 0.25% of the Fund's average daily net assets. Tuckerman has managed the U.S. Index Fund since December 5, 2007 and has managed the Global Index Fund since its inception.

Tuckerman is an independently managed investment adviser focused on real estate investments and strategic advisory services. Part of State Street Global Alliance, LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Since its founding in 1998, Tuckerman has grown to more than $5.5 billion in real estate assets under management as of December 31, 2008. Tuckerman's business includes direct, private real estate investments as well as management of public real estate securities portfolios.

A discussion of the factors considered by the Board of Trustees in approving the continuance of the Global Index Fund's sub-advisory agreement with Tuckerman is available in the Funds' annual report for the fiscal year ended December 31, 2008.

PORTFOLIO MANAGERS. Amos J. Rogers III and Sophia Banar are co-portfolio managers for each of the Funds. Mr. Rogers has managed the U.S. Index Fund since December 5, 2007 and has managed the Global Index Fund since its inception. Ms. Banar has managed each Fund since January 2008. Mr. Rogers joined Tuckerman in 2003 and is a Managing Director of Tuckerman. He has over 15 years of commercial real estate lending, investment and asset management experience. Ms. Banar is a Senior Analyst for Tuckerman and has worked at Tuckerman since 2006. Prior to joining Tuckerman, she was an Assistant Vice President of the Wealth Management Services division at State Street Corporation. From 1999 until 2004, she was a consultant at CSC Consulting Inc., a professional services organization of Computer Science Corporation. The Funds' Statement of Additional Information ("SAI") contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.


PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of each Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

BUYING FUND SHARES
================================================================================

Class I shares are not subject to any front-end sales loads or contingent deferred sales loads, nor are they subject to a 12b-1 fee. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if the clients of the financial intermediary have invested, in the aggregate, $2 million or more in investment products sponsored by the Adviser or its affiliates. Each Fund offers two other classes of shares (Class A and Class C) with different sales loads and expenses. Please call 1-800-448-1010 to obtain a prospectus offering shares of these other classes.

You may open an account with either Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts are detailed below.

MINIMUM INVESTMENT REQUIREMENTS
--------------------------------------------------------------------------------
                                                      Initial       Additional
                                                      -------       ----------
   Regular Accounts                                   $2,500           None

   Tax-Deferred Retirement Plans                      $1,000           None

   AUTOMATIC INVESTMENT PLANS:

   Regular Accounts                                   $2,500           $100

   Tax-Deferred Retirement Plans                      $1,000           $100
--------------------------------------------------------------------------------

ACCOUNT OPTIONS

      TAX-DEFERRED RETIREMENT PLANS
      -----------------------------

      IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which IRA is most appropriate for you.

      o     TRADITIONAL IRA
            Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

      o     SPOUSAL IRA
            An IRA in the name of a non-working spouse by a working spouse.

      o     ROTH IRA
            An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

      You may also open accounts in the following other types of tax-deferred retirement plans:

      o     KEOGH PLANS for self-employed individuals

      o QUALIFIED PENSION AND PROFIT-SHARING PLANS for employees, including those profit-sharing plans with a 401(k) provision

      o 403(B)(7) CUSTODIAL ACCOUNTS for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

      o COVERDELL EDUCATION SAVINGS ACCOUNTS for funding a child's eligible education expenses

      AUTOMATIC INVESTMENT PLANS
      --------------------------

      You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Funds pay the costs associated with these transfers, but reserve the right, upon thirty days written notice, to impose reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

      You may also purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in the Wells Money Market Account.

2. Write a check for your initial investment to "Wells DJ U.S. REIT Index Fund" or "Wells DJ Global RESI Index Fund," as appropriate.

3. Mail your completed Account Application and your check to the following address:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707


You may also establish an account through your broker-dealer or other financial institution that is authorized to purchase shares of the Funds. These organizations may charge you fees for their services that are in addition to those described in this Prospectus. You should ask your broker-dealer or financial institution about fees before investing.


ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions (the "Transfer Agent"), at 1-800-282-1581 for wiring instructions.

      OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:


      o Shares of each Fund are sold on a continuous basis at the share price (net asset value or "NAV") next computed after your order is received in proper form. See "Buying Fund Shares" and "Redeeming Your Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are processed at that day's share price. Purchase orders received by your financial representative prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are processed at the share price determined as of the close of the regular session of trading on the NYSE on that day.


      o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, we typically do not accept checks made payable to third parties.

      o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

      o We may refuse to accept any purchase request for any reason or no reason.

      o We mail you confirmations of all your purchases or redemptions of Fund shares.

      o     Certificates representing shares are not issued.

      o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

      o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

      o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Funds' Account Application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

EXCHANGE PRIVILEGE


You may exchange Class I shares of one Fund for Class I shares of the other Fund or for shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of the Cash Account Trust).


You are limited to a maximum of 10 exchanges per calendar year because frequent short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Funds or the Underwriter, in their sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange into the Wells Money Market Account, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

DISRUPTIVE TRADING AND MARKET TIMING

The Funds discourage frequent purchases and sales of shares of the Funds. As noted above, the Funds may refuse to accept a purchase order for any reason or no reason, and a Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of a Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o     reducing  returns  to  long-term   shareholders   through  increased
            brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Funds may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Funds consider frequent roundtrip transactions in an account to constitute

Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within 30 days.

While there is no specific limit on roundtrip transactions, a Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder when it determines that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Funds do not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level. Despite the Funds' efforts to detect and prevent Disruptive Trading, it may be difficult to evaluate activity in certain omnibus accounts traded through financial intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Funds. The Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds' request, information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all Disruptive Trading will be detected or detected in a timely manner since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds.

Notwithstanding the foregoing, a Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Funds may, without prior notice, take whatever action they deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. While the market timing policies and procedures described above are intended to help detect and prevent Disruptive Trading, the Funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the NYSE on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" the shareholder's account. The Funds may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
================================================================================

You may redeem your shares by sending a written request to us c/o the Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Funds' account records. Mail your written redemption request to:

                        WELLS FAMILY OF REAL ESTATE FUNDS
                         C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707


We redeem shares based on the next NAV computed after we receive a valid request for redemption.


If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent at 1-800-282-1581 for more information.

You or your authorized representative may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at the phone number indicated above. Telephone redemptions may be requested if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account designated on your Account Application. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of significant economic or market changes, you may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered. IRA accounts and qualified retirement plan accounts may not be redeemed by telephone.

You may also redeem your shares by placing a wire redemption request. Each wire redemption will be charged a $15 processing fee. Your bank may also impose a charge for processing the wire. All charges will be deducted from your account by redemption of shares in your account. We reserve the right to change the processing fee upon 30 days notice. If your redemption request is placed through your broker-dealer, your broker may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your broker-dealer is responsible for ensuring that your redemption request is transmitted to us in proper form in a timely manner. In the event that a wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.


If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) 30 days after we notify you, we may close your account and send you the proceeds.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. You or your authorized representative may establish or make changes to an automatic withdrawal plan by telephone. Please contact us for more information about the automatic withdrawal plan.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

      o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or by wire transfer from your bank.

      o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

      o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the SAI for further information.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your Account Application. If no option is specified on your Application, distributions will automatically be reinvested in additional shares of the Funds (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

Distributions are paid according to the following options:

      --------------------------------------------------------------------------
      SHARE OPTION --   income  distributions  and capital  gains  distributions
                        reinvested in additional shares.

      INCOME OPTION --  income   distributions   paid  in  cash;  capital  gains
                        distributions reinvested in additional shares.

      CASH OPTION --    income  distributions  and capital  gains  distributions
                        paid in cash.
      --------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Funds are not eligible for the dividends received deduction available to corporations. A portion of each Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail to you annually a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Funds. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.


You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. An exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you likely will incur a taxable gain or loss in connection with the exchange. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the SAI for further information.

CALCULATION OF SHARE PRICE
================================================================================

On each day that the Funds are open for business, the NAV of Class I shares of the Funds is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the NYSE is open for business and are closed on days the NYSE is closed for trading. Securities held by the Global Index Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the NYSE is not open for business. As a result, the NAV per share of the Global Index Fund may be significantly affected by trading on days when the Fund is not open for business. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Funds' portfolio securities are generally valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by the Board of Trustees. A security's "fair value" price may differ from the quoted price for the security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The NAV per share of a Fund will fluctuate with the value of the securities it holds.

Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Global Index Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing service.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand the financial performance of each Fund's Class I shares for the past 5 years (or, if shorter, the period of their operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Class I shares of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


WELLS DOW JONES U.S. REIT INDEX FUND (CLASS I)

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================

                                                      YEAR           YEAR           YEAR           YEAR           YEAR
                                                     ENDED          ENDED          ENDED          ENDED          ENDED
                                                    DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                      2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........   $     8.45     $    13.77     $    11.65     $    11.97     $    10.31
                                                   ----------     ----------     ----------     ----------     ----------

Income (losses) from investment operations:
   Net investment income .......................         0.18           0.25           0.25           0.30           0.29
   Net realized and unrealized gains
     (losses) on security transactions .........        (3.35)         (2.58)          3.69           0.93           2.77
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (3.17)         (2.33)          3.94           1.23           3.06
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ........        (0.18)         (0.25)         (0.25)         (0.30)         (0.29)
   Distributions from net realized gains .......        (0.46)         (2.56)         (1.39)         (1.04)         (0.99)
   Return of capital ...........................        (0.21)         (0.18)         (0.18)         (0.21)         (0.12)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.85)         (2.99)         (1.82)         (1.55)         (1.40)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year .................   $     4.43     $     8.45     $    13.77     $    11.65     $    11.97
                                                   ==========     ==========     ==========     ==========     ==========

Total return ...................................      (38.17%)       (17.45%)        34.32%         10.51%         30.44%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's).. ............   $    1,529     $      476     $      988     $      683     $      598
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(a)..        0.74%          0.74%          0.74%          0.74%          0.74%


Ratio of net investment income
   to average net assets .......................        2.75%          1.76%          1.85%          2.42%          3.11%


Portfolio turnover rate ........................          11%            28%            20%            18%            26%

(a) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.95%, 1.69%, 2.42%, 3.92% and 9.41% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

WELLS DOW JONES GLOBAL RESI INDEX FUND (CLASS I)

                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================
                                                                      YEAR          PERIOD
                                                                      ENDED         ENDED
                                                                     DEC. 31,      DEC. 31,
                                                                      2008          2007(a)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $     8.47     $     9.82
                                                                   ----------     ----------

Income (loss) from investment operations:
   Net investment income .......................................         0.21           0.15
   Net realized and unrealized losses on security transactions..        (4.07)         (1.26)
                                                                   ----------     ----------
Total from investment operations ...............................        (3.86)         (1.11)
                                                                   ----------     ----------

Less distributions:
   Dividends from net investment income ........................        (0.21)         (0.15)
   Distributions from net realized gains .......................           --          (0.09)
   Return of capital ...........................................        (0.05)            --
                                                                   ----------     ----------
Total distributions ............................................        (0.26)         (0.24)
                                                                   ----------     ----------

Net asset value at end of period ...............................   $     4.35     $     8.47
                                                                   ==========     ==========

Total return ...................................................      (46.56%)       (11.52%)(c)
                                                                   ==========     ==========

Net assets at end of period (000's) ............................   $    1,159     $    2,574
                                                                   ==========     ==========

Ratio of net expenses to average net assets(b) .................        0.84%          0.84%(d)


Ratio of net investment income to average net assets ...........        3.39%          2.17%(d)


Portfolio turnover rate ........................................          14%            18%

(a) Represents the period from the commencement of operations (January 10, 2007) through December 31, 2007.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.36% and 4.05%(d) for the periods ended December 31, 2008 and 2007, respectively.

(c)   Not annualized.

(d)   Annualized.

================================================================================

                             CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================
                   [This page is not part of the Prospectus.]

WELLS FAMILY OF
REAL ESTATE FUNDS

6200 The Corners Parkway
Norcross, Georgia 30092


BOARD OF TRUSTEES                         INDEPENDENT REGISTERED
                                          PUBLIC ACCOUNTING FIRM
Leo F. Wells, III
William H. Keogler, Jr.                   Ernst & Young LLP
Neil H. Strickland                        1900 Scripps Center
W. Wayne Woody                            312 Walnut Street
                                          Cincinnati, Ohio 45202

INVESTMENT ADVISER
                                          CUSTODIAN
Wells Asset Management, Inc.
6200 The Corners Parkway                  US Bank, N.A.
Norcross, Georgia 30092                   425 Walnut Street
                                          Cincinnati, Ohio 45202
SUB-ADVISER
                                          EXECUTIVE OFFICERS
The Tuckerman Group, LLC
4 International Drive                     Leo F. Wells, III, President
Rye Brook, New York 10573                 Douglas P. Williams, Vice President
                                          Jill W. Maggiore, Vice President and
UNDERWRITER                                  Chief Compliance Officer
                                          Randall D. Fretz, Vice President
Wells Investment Securities, Inc.         Robert G. Dorsey, Vice President
6200 The Corners Parkway                  John F. Splain, Secretary
Norcross, Georgia 30092                   Mark J. Seger, Treasurer
Wells Sales Associate:
(Toll-Free) 800-448-1010

TRANSFER AGENT

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE

Nationwide: (Toll-Free) 800-282-1581

--------------------------------------------------------------------------------
ACCOUNT APPLICATION
DO NOT USE THIS APPLICATION TO ESTABLISH A FUND INDIVIDUAL RETIREMENT ACCOUNT. PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.
TO AVOID HAVING YOUR APPLICATION RETURNED, PLEASE BE SURE TO COMPLETE STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO WELLS FAMILY OF REAL ESTATE FUNDS:
   P.O. BOX 46707, CINCINNATI, OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT 1-800-282-1581.
--------------------------------------------------------------------------------
W E L L S                     [LOGO OMITTED]
FAMILY OF REAL
ESTATE FUNDS
================================================================================
--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
Only U.S. citizens or residents with a valid Social Security number may invest. The Funds do not accept cash, drafts, "starter" checks, traveler's checks, credit card checks, third party checks, post-dated checks, non-U.S. financial institution checks, cashier's checks under $10,000 or money orders.

1A. CHECK ONE

|_|   INDIVIDUAL _______________________________________________________________
                              OWNER'S NAME (AS YOU WANT IT TO APPEAR)

DATE OF BIRTH OF OWNER __________ / ____________ /____________

Are you an associated person of an NASD member? |_|Yes |_|No

|_|   JOINT ACCOUNT (CANNOT BE A MINOR)
      Joint owners have rights of survivorship, unless state laws regarding community property apply.

      __________________________________________________________________________
                            JOINT OWNER'S NAME (IF APPLICABLE)

DATE OF BIRTH OF JOINT OWNER __________ / __________ / _________
OR
|_|   TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

________________________________________________________________________________
NAME OF TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY

________________________________________________________    ____________________
NAME OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL                 TRUST DATE

________________________________________________________    ____________________
TRUSTEE OR AUTHORIZED INDIVIDUAL SOCIAL SECURITY NUMBER     DATE OF BIRTH
OR
|_|   GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

_____________________________________________________________ as a custodian for
CUSTODIAN'S NAME (ONLY ONE PERMITTED)

____________________________________________ under the ______________ UGMA/UTMA.
MINOR'S NAME (ONLY ONE PERMITTED)                           STATE

________________________________________________________________________________
CUSTODIAN'S SOCIAL SECURITY NUMBER            CUSTODIAN'S DATE OF BIRTH

________________________________________________________________________________
MINOR'S DATE OF BIRTH

1B.   TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __
    Owner's Social Security ID Number (USE MINOR'S SSN FOR CUSTODIAL ACCOUNT)

                         __ __ __ - __ __ - __ __ __ __
                    Joint Owner's Social Security ID Number

1C.   MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________________
NUMBER AND STREET

_____________________________________     _________________       ______________
CITY                                      STATE                   ZIP

( _____ ) ___________________________    ( _____ ) _____________________________
TELEPHONE NUMBER                         FAX NUMBER

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------
Indicate the amount for each Fund selected. Please enclose a check made payable to the applicable Fund for the amount of your investment.
($2,500 minimum; $1,000 for tax-deferred retirement plans).

                                                     AMOUNT

Wells DJ U.S. REIT Index Fund       Class I     $______________

Wells DJ Global RESI Index Fund     Class I     $______________

Wells Money Market Account                      $______________

|_| Please check this box if your account is to be funded from another Wells product.

Please see prospectus for eligibility requirements.

If you do not indicate which Fund(s) you wish to purchase, your purchase will be invested in the Wells Money Market Account.

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

|_| INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund.

|_| CASH OPTION 1: Please distribute all income and capital gains in cash by check.

|_| CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

________________________________________________________________________________
NAME

________________________________________________________________________________
COMPANY NAME

________________________________________________________________________________
STREET ADDRESS

_____________________________________     _________________       ______________
CITY                                      STATE                   ZIP

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.   PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* |_| Yes |_| No
      PERMITS YOU TO AUTOMATICALLY INVEST IN YOUR FUND ACCOUNT THROUGH YOUR BANK ACCOUNT (YOU MUST COMPLETE STEP 6.) PLEASE INDICATE THE AMOUNT AND
      INTERVAL (MONTHLY ON THE 15TH, THE LAST DAY OF EACH MONTH OR BOTH.) MINIMUM BALANCE OF $2,500 IS REQUIRED WITH $100 MINIMUM FOR EACH MONTHLY INVESTMENT.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
      |_|   the last business day of each month
      |_|   the 15th day of each month
      |_|   both the 15th and last business day

AMOUNT $ _______________________________________________________________________

* THIS PLAN INVOLVES CONTINUOUS INVESTMENT, REGARDLESS OF SHARE PRICE LEVELS, AND DOES NOT ASSURE A PROFIT OR PROTECT AGAINST A LOSS IN DECLINING MARKETS.

5B.   REDEMPTION OPTION

BY ELECTRONIC TRANSFER (TO YOUR BANK ACCOUNT) |_| Yes |_| Decline

      If yes, you must complete bank information in Step 6 and select method of transfer.

|_|   (ACH) Automated Clearing House or   |_|   WIRE

5C.   SYSTEMATIC WITHDRAWAL PLAN |_| Yes |_| No

      NOTE: ACCOUNT BALANCE MUST BE $5,000 OR MORE TO USE THIS OPTION. MINIMUM WITHDRAWAL IS $50 PER TRANSACTION. SEE PROSPECTUS FOR DETAILS.

AMOUNT $ _______________________________________________________________________

START MONTH ____________________________________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Quarterly |_| Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

|_|   By check to address of record
|_|   ACH (2-3 day free service to pay. Complete Step 6).
|_|   Wire (Receiving bank may charge incoming wire fee. Complete Step 6).

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

-----------    BY  ATTACHING  A VOIDED  CHECK OR DEPOSIT  SLIP BELOW AND SIGNING
   ATTACH      STEP 7 I AUTHORIZE  CREDITS/DEBITS  TO/FROM  THIS BANK ACCOUNT IN
    YOUR       CONJUNCTION WITH THE ACCOUNT OPTIONS  SELECTED.  I UNDERSTAND FOR
   VOIDED      THE SELECTED  OPTIONS  INVOLVING WIRE  TRANSACTIONS,  MY BANK MAY
   CHECK       CHARGE ME WIRE FEES.  I AGREE THAT THE FUNDS AND THEIR AGENTS MAY
     OR        MAKE  ADDITIONAL  ATTEMPTS  TO  DEBIT/CREDIT  MY  ACCOUNT  IF THE
  DEPOSIT      INITIAL  ATTEMPT  FAILS  AND  THAT  I  WILL  BE  LIABLE  FOR  ANY
    SLIP       ASSOCIATED  COSTS. ALL ACCOUNT OPTIONS SELECTED SHALL BECOME PART
    HERE       OF THE TERMS, REPRESENTATIONS AND CONDITIONS OF THIS APPLICATION.

WE CANNOT
 ESTABLISH     _________________________________________________________________
   THESE       SIGNATURE(S) OF DEPOSITOR (IF DIFFERENT FROM SIGNATURE IN STEP 7)
  SERVICES
WITHOUT IT.    _________________________________________________________________
-----------              SIGNATURE OF DESIGNATED CO-BANK ACCOUNT OWNER

               THIS IS A:
               |_|  checking account   |_|   savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:
o I have received and read the current prospectus of the Wells Family of Real Estate Funds ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:

1.    I am a U.S. person (including a U.S. resident alien).
2.    The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

______________________________________________________      ____________________
SIGNATURE OF OWNER, TRUSTEE OR CUSTODIAN                    DATE

______________________________________________________      ____________________
SIGNATURE OF JOINT OWNER OR CO-TRUSTEE (IF ANY)             DATE
--------------------------------------------------------------------------------
FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------
IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Funds' distributor).

      __________________________________________________________________________
      BROKER/DEALER FIRM NAME                         DEALER #

      __________________________________________________________________________
      REPRESENTATIVE'S NAME   REP #       BRANCH #        REP TELEPHONE NUMBER

      __________________________________________________________________________
      REP OFFICE STREET ADDRESS                REP OFFICE CITY/STATE/ZIP

      __________________________________________________________________________
      AUTHORIZED SIGNATURE

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                       WELLS FAMILY OF REAL ESTATE FUNDS
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT.YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND
PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION
================================================================================

Additional information about the Funds is included in the SAI, which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, please call 1-800-448-1010. To make inquiries about the Funds, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Funds also make available the SAI and annual and semiannual reports, free of charge, on the Funds' website at www.wellsref.com.


Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811- 08355


                                                                    Wells
                                                              Real Estate Funds
                                                                [LOGO OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                   MAY 1, 2009


                      WELLS DOW JONES U.S. REIT INDEX FUND

                     WELLS DOW JONES GLOBAL RESI INDEX FUND




      This Statement of Additional Information supplements the Prospectuses, dated as of May 1, 2009, relating to the Wells Dow Jones U.S. REIT Index Fund's Class A shares (WDJAX), Class C shares (WDJCX), Class I shares (WDJIX) and Class B shares (WDJBX) and the Wells Dow Jones Global RESI Index Fund's Class A shares (WDGAX), Class C shares (WDGCX) and Class I shares (WDGIX). The Wells Dow Jones U.S. REIT Index Fund and the Wells Dow Jones Global RESI Index Fund are referred to individually as a "Fund" and collectively as the "Funds." Each Fund is a diversified series of Wells Family of Real Estate Funds, a registered, open-end management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectuses, should be read only in conjunction with the current Prospectuses for the Funds.


      Because this Statement of Additional Information is not a prospectus, no investment in shares of a Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectuses of the Funds. Copies of a Fund's Prospectus may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581, or on the Funds' website: www.wellsref.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................    3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................    4

INVESTMENT LIMITATIONS ....................................................   10

TRUSTEES AND OFFICERS .....................................................   13

THE INVESTMENT ADVISER ....................................................   16

THE SUB-ADVISER ...........................................................   18

THE UNDERWRITER ...........................................................   21

DISTRIBUTION PLANS ........................................................   22

SECURITIES TRANSACTIONS ...................................................   24

PORTFOLIO HOLDINGS DISCLOSURE POLICY ......................................   25

PORTFOLIO TURNOVER ........................................................   26

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ......................   27

PURCHASE AND REDEMPTION OF SHARES .........................................   28

TAXES .....................................................................   29

HISTORICAL PERFORMANCE INFORMATION ........................................   33

PRINCIPAL SECURITY HOLDERS ................................................   37

CUSTODIAN .................................................................   37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   37

LEGAL COUNSEL .............................................................   37

TRANSFER AGENT AND ADMINISTRATOR ..........................................   38

INFORMATION REGARDING DOW JONES ...........................................   39

FINANCIAL STATEMENTS ......................................................   39

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES .........................   40

THE TRUST
---------


      Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers two series of shares to investors, the Wells Dow Jones U.S. REIT Index Fund (the "U.S. Index Fund") and the Wells Dow Jones Global RESI Index Fund (the "Global Index Fund"). Prior to May 1, 2009, the U.S. Index Fund was named the "Wells Dow Jones Wilshire U.S. REIT Index Fund" and, prior to December 5, 2007, the U.S. Index Fund was named the "Wells S&P REIT Index Fund." Prior to May 1, 2009, the Global Index Fund was named the "Wells Dow Jones Wilshire Global RESI Index Fund."


      Shares of each Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trust's Board of Trustees ("Board of Trustees" or "Trustees") shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters that affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Each Fund offers three classes of shares -- Class A shares, Class C shares and Class I shares. In addition, the U.S. Index Fund has a fourth class of shares -- Class B shares -- which are no longer offered for new investment. Class A shares, Class B shares, Class C shares and Class I shares are referred to individually as a "Class," and collectively as the "Classes." Each Class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the Classes bear differing levels of sales loads and expenses; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses, (3) Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (4) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectuses and some of the non-principal investment policies of the Funds appears below. Unless otherwise indicated, all investment practices and limitations of a Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      FUTURES. The Global Index Fund may invest in futures contracts and forward foreign currency exchange contracts.

      REGULATORY MATTERS. The Global Index Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures currently imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Global Index Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the Global Index Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument's positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Global Index Fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Global Index Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. If the Global Index Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

      CORRELATION OF PRICE CHANGES. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Global Index Fund's current or anticipated investments exactly. The Global Index Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics than the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund's corresponding index or other investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Global Index Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Global Index Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Global Index Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Global Index Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Global Index Fund's access to other assets held to cover its futures positions could also be impaired.

      RISKS OF FUTURES. The purchase and sale of futures contracts involves risks different from those involved with direct investments in securities and also require different skills from the Global Index Fund's sub-adviser (the "Sub-Adviser") in managing the Fund's portfolio of investments. While utilization of futures contracts and similar instruments may be advantageous to the Global Index Fund, if the Sub-Adviser is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the futures used. It is also possible that the Global Index Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the futures markets. In addition, the Global Index Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Global Index Fund's portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Global Index Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Global Index Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

      The Global Index Fund may enter into forward foreign currency exchange contracts as described hereafter. When the Global Index Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

      The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Global Index Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Global Index Fund. The Global Index Fund's custodian (the "Custodian") will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Global Index Fund's commitments with respect to such contracts.

      Generally, the Global Index Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Global Index Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Global Index Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Global Index Fund is obligated to deliver.

      If the Global Index Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Global Index Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Global Index Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Global Index Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

      The Global Index Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Global Index Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Global Index Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

      REPURCHASE AGREEMENTS. Each Fund may acquire U.S. government securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

      The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Sub-Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Custodian either directly or through a securities depository.

         DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Each Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations that are redeemable upon demand of the holder and permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' Custodian, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. Each Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by a Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.


      U.S. GOVERNMENT SECURITIES. U.S. government securities include securities guaranteed as to interest and principal by the U.S. government such as direct obligations of the U.S. Treasury and obligations of the Government National Mortgage Association and the Overseas Private Investment Corporation. U.S. government securities also include securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. These obligations are not supported by the full faith and credit of the U.S. government, but are supported by the right of the issuer to borrow from the U.S. government, or only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Funds or to the Funds' shares. U.S. government securities may be acquired subject to repurchase agreements.


      BORROWING AND PLEDGING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent a Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while borrowings are outstanding. Each Fund may pledge assets in connection with borrowings, but will not pledge more than one-third of its total assets.

      TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

UNDER THESE FUNDAMENTAL LIMITATIONS, THE U.S. INDEX FUND MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance for transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, it agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

UNDER THESE FUNDAMENTAL LIMITATIONS, THE GLOBAL INDEX FUND MAY NOT:

(1) BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any Securities and Exchange Commission (the "SEC") staff interpretation of the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(2) SENIOR SECURITIES. The Fund will not issue senior securities, except as permitted by the 1940 Act. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3) UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

(4) REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund's ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5) COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion or all of their assets in commodities.

(6) LOANS. The Fund will not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

(7) PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS. The Fund will not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

(8) CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry, except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

(9) DIVERSIFICATION. The Fund will not, with respect to 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, or in other investment companies.

      NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations adopted by the Global Index Fund are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Global Index Fund may not:

      1. Make investments for the purpose of exercising control or management over a portfolio company;

      2. Invest in securities of other registered investment companies, except as permitted under the 1940 Act; and

      3. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

      With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees in accordance with the laws of the State of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                                                        Funds in
                                                           Position(s)           Principal Occupation(s) During           Trust
                                         Length of          Held with                   Past 5 Years and                Overseen
Name, Address and Age                   Time Served           Trust            Directorships of Public Companies       by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
*Leo F. Wells (age 65)                     Since       President/Trustee  President, Treasurer and Director of             2
6200 The Corners Parkway                January 1998                      Wells Asset Management, Inc. (the Fund's
Norcross, Georgia 30092                                                   investment adviser), Wells Capital, Inc.
                                                                          (real estate company), Wells &
                                                                          Associates, Inc. (real estate brokerage
                                                                          company), Wells Management Company, Inc.
                                                                          (property management company), Wells
                                                                          Advisors, Inc. (non-bank custodian for
                                                                          IRAs), Wells Development Corporation
                                                                          (acquisition and development of real
                                                                          estate) and Wells Real Estate Funds, Inc.
                                                                          (holding company for the Wells group of
                                                                          companies); Chairman, Director and
                                                                          President of Wells Real Estate Investment
                                                                          Trust II, Inc. and President of Wells
                                                                          Total Return REIT, Inc., Wells Timberland
                                                                          REIT, Inc. and Wells Real Estate
                                                                          Investment Trust III, Inc.; President and
                                                                          Director of Wells Real Estate Investment
                                                                          Trust, Inc. until April 2007


INDEPENDENT TRUSTEES:

William J. Keogler, Jr. (age 63)           Since            Trustee       Retired President and Chief Executive            2
6631 N.W. 61st Avenue                    April 2001                       Officer of Keogler, Morgan & Company,
Parkland, Florida 33067                                                   Inc. (brokerage firm) and Keogler
                                                                          Investment Advisory, Inc. (registered
                                                                          investment adviser); Director of Piedmont
                                                                          Office Realty Trust (real estate
                                                                          investment trust)

Neil H. Strickland (age 73)                Since            Trustee       Senior Operations Executive of Strickland        2
4800 River Green Parkway                 April 2001                       General Agency, Inc. (insurance agency);
Duluth, Georgia 30096                                                     Director of Wells Real Estate Investment
                                                                          Trust II, Inc.

W. Wayne Woody (age 67)                    Since            Trustee       Retired Senior Partner with KPMG LLP
2277 Peachtree Road, NE                 October 2003                      (public accounting firm); Director of
Atlanta, Georgia 30309                                                    Piedmont Office Realty Trust and American        2
                                                                          HomePatient Inc. (home health care
                                                                          provider)
EXECUTIVE OFFICERS:

Jill W. Maggiore (age 50)                  Since         Vice President   Vice President and Chief Compliance
6200 The Corners Parkway                 March 1999        and Chief      Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                                    Compliance     and Vice President of Wells Investment
                                                            Officer       Securities, Inc. (the Funds' principal
                                                                          underwriter)


Douglas P. Williams (age 58)               Since         Vice President   Vice President and Secretary of Wells
6200 The Corners Parkway               February 2005     and Assistant    Asset Management, Inc. and Vice
Norcross, Georgia 30092                                    Treasurer      President, Treasurer and Director of
                                                                          Wells Investment Securities, Inc.; Senior
                                                                          Vice President and Assistant Secretary of
                                                                          Wells Capital, Inc.; Vice President of
                                                                          Wells Advisors, Inc., Wells Management
                                                                          Company, Inc. and Wells Real Estate
                                                                          Funds, Inc.; Executive Vice President,
                                                                          Secretary and Treasurer of Wells
                                                                          Timberland REIT, Inc.; Executive Vice
                                                                          President, Secretary, Treasurer and
                                                                          Director of Wells Real Estate Investment
                                                                          Trust II, Inc., Wells Real Estate
                                                                          Investment Trust III, Inc. and Wells
                                                                          Total Return REIT, Inc.;  Executive Vice
                                                                          President, Secretary, Treasurer and
                                                                          Director of Wells Real Estate Investment
                                                                          Trust, Inc. until April 2007

Randall D. Fretz (age 56)                  Since         Vice President   Vice President of Wells Real Estate
6200 The Corners Parkway              February 2007                       Funds, Inc. and Wells Management Company,
Norcross, Georgia 30092                                                   Inc.; Director of Wells Investment
                                                                          Securities, Inc.; Senior Vice President
                                                                          of Wells Capital, Inc.; Senior Vice
                                                                          President of Wells Real Estate Investment
                                                                          Trust II, Inc., Wells Real Estate
                                                                          Investment Trust III, Inc., Wells
                                                                          Timberland REIT, Inc. and Wells Total
                                                                          Return REIT, Inc.; Senior Vice President
                                                                          of Wells Real Estate Investment Trust,
                                                                          Inc. until April 2007


Robert G. Dorsey (age 52)                  Since         Vice President   Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                     Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                    company) and Ultimus Fund Distributors,
                                                                          LLC (registered broker-dealer)

John F. Splain (age 52)                    Since           Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                    Distributors, LLC

Mark J. Seger (age 47)                     Since           Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          September 2000                     Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                    Distributors, LLC


* Leo F. Wells III, as an affiliated person of the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Neil H. Strickland and W. Wayne Woody.

      o Audit Committee, which oversees the Funds' accounting and financial reporting policies and the independent audit of their financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

      o Compliance Committee, which oversees matters pertaining to the Funds' compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held four meetings during the fiscal year ended December 31, 2008.

      The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to those Trustees who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees"). A candidate for the Board of Trustees must meet the eligibility requirements set forth in the Trust's bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service. The Board of Trustees will not consider nominees recommended by shareholders.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

                             Dollar Range of          Dollar Range of
                             U.S. Index Fund         Global Index Fund             Aggregate Dollar
                               Shares Owned             Shares Owned         Range of Shares of All Funds
Name of Trustee                 by Trustee               by Trustee               Overseen by Trustee
---------------                 ----------               ----------               -------------------
Leo F. Wells III               Over $100,000           Over $100,000                Over $100,000
William H. Keogler, Jr.         $1 - $10,000               None                      $1 - $10,000
Neil H. Strickland              $1 - $10,000               None                      $1 - $10,000
W. Wayne Woody                  $1 - $10,000               None                      $1 - $10,000

      TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Estate Investment Trust II, Inc. ("Wells REIT II") is an affiliated real estate investment trust which is controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund III ("Wells LP III") is a limited partnership for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2008.

Name of                          Name of                                                            Value of       Percentage
Trustee                           Owner                  Company             Title of Class        Securities       of Class
-----------------------------------------------------------------------------------------------------------------------------

Williams H. Keogler, Jr.           N/A                     N/A                     N/A                N/A              N/A

Neil H. Strickland         Neil H. Strickland IRA      Wells LP III        Limited Partnership      $ 10,071          0.3054%
                                                                                Interests

W. Wayne Woody             W. Wayne Woody              Wells REIT II           Common Stock         $  9,050          0.0002%

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $12,000, payable quarterly, plus a fee of $2,500 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting that is not held on the same day as a Board meeting, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2008 to the Trustees of the Trust. Compensation from the Trust was split equally between the Funds.

                                                 Pension or                             Total Compensation
                               Aggregate         Retirement      Estimated Annual    From the Trust and From
                              Compensation        Benefits        Benefits Upon      Wells REIT II and Wells
Trustee                      From the Trust        Accrued          Retirement        Timberland REIT, Inc.
------------------------------------------------------------------------------------------------------------
Michael R. Buchanan*           $  6,500              None              None                $   6,500
Richard W. Carpenter*             4,000              None              None                   81,750
Bud Carter*                       6,500              None              None                   90,250
William H. Keogler, Jr.          27,500              None              None                   27,500
Donald S. Moss*                   9,500              None              None                   51,250
Neil H. Strickland               27,500              None              None                  118,750
W. Wayne Woody                   29,500              None              None                   29,500
Leo F. Wells III**                None               None              None                    None

      *      Former Trustee, resigned as of June 27, 2008.
      **     "Interested person" of the Trust as defined by the 1940 Act.


THE INVESTMENT ADVISER
----------------------

      Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

      Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Funds and manages the Funds' business affairs. Each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at the following annual rate:

      U.S. Index Fund --   0.50% of average daily net assets
      Global Index Fund -- 0.55% of average daily net assets

      The following table shows for each of the past three fiscal years the dollar amount of advisory fees accrued by the Funds, the amount of fees waived by the Adviser, and the actual fees received by the Adviser.


U.S. INDEX FUND
Fiscal Year Ended         Advisory Fees Accrued      Advisory Fees Waived      Advisory Fees Received
-----------------         ---------------------      --------------------      ----------------------
   12-31-08                    $1,126,682                  $299,590                  $ 827,092
   12-31-07                    $1,940,020                  $128,720                  $1,811,300
   12-31-06                    $1,915,148                  $311,311                  $1,603,837

GLOBAL INDEX FUND
Fiscal Year Ended*        Advisory Fees Accrued      Advisory Fees Waived      Advisory Fees Received
------------------        ---------------------      --------------------      ----------------------
   12-31-08                     $155,452                   $155,452                     None
   12-31-07                     $109,450                   $109,450                     None

*     The Global Index Fund began operations on December 29, 2006.

      Under the terms of an Expense Waiver and Reimbursement Agreement between the Adviser and each Fund, the Adviser has agreed to waive its fees and reimburse expenses in order to limit the total annual ordinary operating expenses of the Funds as follows:

--------------------------------------------------------------------------------
                               ANNUAL OPERATING       EXPIRATION OF AGREEMENT
FUND/SHARE CLASS                 EXPENSE LIMIT        TO LIMIT EXPENSES
--------------------------------------------------------------------------------
U.S. Index Fund (Class A)             0.99%           May 1, 2010
--------------------------------------------------------------------------------
U.S. Index Fund (Class B)             1.74%           May 1, 2010
--------------------------------------------------------------------------------
U.S. Index Fund (Class C)             1.74%           May 1, 2010
--------------------------------------------------------------------------------
U.S. Index Fund (Class I)             0.74%           May 1, 2015
--------------------------------------------------------------------------------
Global Index Fund (Class A)           1.09%           December 31, 2010
--------------------------------------------------------------------------------
Global Index Fund (Class C)           1.84%           December 31, 2010
--------------------------------------------------------------------------------
Global Index Fund (Class I)           0.84%           December 31, 2010
--------------------------------------------------------------------------------


      Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the Custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing Prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

      By its terms, the Advisory Agreement for each Fund will remain in force from year to year, provided such continuance is approved at least annually by
(1) the Board of Trustees or (2) a vote of a majority of the applicable Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the applicable Fund's outstanding voting shares, or by the Adviser. Each Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Tuckerman Group LLC (the "Sub-Adviser") manages each Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust (the "Sub-Advisory Agreement"). The Sub-Adviser is a registered investment adviser located at 4 International Drive, Rye Brook, New York 10573. The Sub-Adviser is a member of State Street Global Alliance, LLC, a jointly owned subsidiary of State Street Global Advisors, the investment management arm of State Street Corporation, and the Dutch pension fund Stichting Pensioenfonds ABP, the world's second largest pension fund. The Sub-Adviser has assets under management of more than $5.5 billion in real estate and real estate securities as of December 31, 2008.


      The Sub-Adviser has served as sub-adviser to the U.S. Index Fund since December 5, 2007. Under the terms of the Sub-Advisory Agreement for the U.S. Index Fund, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .09% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 2008, the Adviser paid sub-advisory fees to the Sub-Adviser of $203,038 with respect to the U.S. Index Fund. For the period December 5, 2007 through December 31, 2007, the Adviser paid sub-advisory fees to the Sub-Adviser of $19,530 with respect to the U.S. Index Fund. Prior to December 5, 2007, PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), served as the sub-adviser to the U.S. Index Fund. The Adviser (not the Fund) paid Rydex a monthly fee computed at an annual rate of ..10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000). For the fiscal years ended December 31, 2007 and 2006,
the  Adviser  paid   sub-advisory  fees  to  Rydex  of  $365,889  and  $459,831, respectively, with respect to the U.S. Index Fund.

      Under the terms of the Sub-Advisory Agreement for the Global Index Fund, the Adviser (not the Fund) pays the Sub-Adviser a monthly fee computed at an annual rate of .25% of the value of the Fund's average daily net assets. Prior to December 18, 2007, the sub-advisory fee for the Global Index Fund was computed at an annual rate of .35% of the value of the Fund's average daily net assets up to $50 million, .30% of the next $50 million of such assets and .25% of such assets in excess of $100 million (subject to a minimum annual fee of $150,000). For the fiscal years ended December 31, 2008 and 2007, the Adviser paid sub-advisory fees to the Sub-Adviser of $55,670 and $146,922, respectively, with respect to the Global Index Fund.


      The Sub-Advisory Agreement for each Fund will remain in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the applicable Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of a majority of the applicable Fund's outstanding voting shares, or by Sub-Adviser. Each Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      Each Fund's portfolio managers are Amos J. Rogers, III and Sophia Banar. In this role they are responsible for the day-to-day investment management of the Funds. Mr. Rogers has been a Managing Director and Portfolio Manager with the Sub-Adviser since 2003. Ms. Banar has worked for the Sub-Adviser since 2006 and is currently a Senior Analyst and Assistant Portfolio Manager with the Sub-Adviser.


OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2008)

      The portfolio managers are also responsible for the day-to-day management of other accounts (in addition to the Funds), as indicated by the following table.

-----------------------------------------------------------------------------------------------------------------------------

                                                                                            Number of        Total Assets of
                                                                         Total Assets    Accounts Managed    Accounts Managed
                                                     Total Number of       of Other     with Advisory Fee   with Advisory Fee
     Name of                                         Other Accounts        Accounts          Based on            Based on
Portfolio Manager         Type of Accounts               Managed           Managed         Performance         Performance
-----------------------------------------------------------------------------------------------------------------------------
Amos J. Rogers III  Registered Investment Companies:        8            $  1.6 billion          0                  $   0
                    Other Pooled Investment Vehicles:       10           $  0.7 billion          0                  $   0
                    Other Accounts:                         39           $  0.8 billion          0                  $   0
-----------------------------------------------------------------------------------------------------------------------------
Sophia Banar        Registered Investment Companies:        8            $  1.6 billion          0                  $   0
                    Other Pooled Investment Vehicles:       10           $  0.7 billion          0                  $   0
                    Other Accounts:                         39           $  0.8 billion          0                  $   0
-----------------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

      The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION

      The Sub-Adviser's reward program is intended to enable the firm to effectively attract and retain talented people. The Sub-Adviser's compensation philosophy recognizes that:

      - The Sub-Adviser's success is market-driven. The firm's total reward package (salary, incentives, equity, benefits, and perquisites) targets market practices and is driven by both company and individual performance.
      - The Sub-Adviser's reward program seeks to recognize and preserve the firm's unique culture and team orientation.
      -     The Sub-Adviser recognizes and rewards outstanding performance.
      - The Sub-Adviser promotes executive employee ownership to connect employees directly to the company's success.
      - The Sub-Adviser uses reward to reinforce mission, vision, and business strategy. All employees are eligible to share in the success of the Sub-Adviser.

Finally, the Sub-Adviser's employee compensation package consists of the following:

      o     Base salary
      o     Performance bonus (incentive pool)
      o Equity ownership (offered to certain eligible senior investment professionals)

      The specific compensation of the Sub-Adviser's investment professionals, including Mr. Rogers and Ms. Banar, is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA Funds Management, Inc. ("SSgA"), an entity affiliated with the Sub-Adviser, seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment in determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Sub-Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF FUND SHARES

      The portfolio managers did not own any shares of the Funds as of December 31, 2008.

THE UNDERWRITER
---------------

      Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of each Fund and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


      During the fiscal years ended December 31, 2008, 2007 and 2006, the aggregate commissions collected on sales of the U.S. Index Fund's Class A shares were $251,044, $709,884 and $931,641, respectively, of which the Underwriter paid $217,638, $604,965 and $804,309, respectively, to unaffiliated broker-dealers in the selling network and retained $33,406, $104,919 and $127,332 respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2008, 2007 and 2006, the Underwriter collected $84,969, $185,304 and $131,095, respectively, in contingent deferred sales charges on redemptions of the U.S. Index Fund's Class B shares, and collected $4,509, $17,658 and $8,245, respectively, in contingent deferred sales charges on redemptions of the U.S. Index Fund's Class C shares. During the fiscal years ended December 31, 2008 and 2007, the aggregate commissions collected on sales of the Global Index Fund's Class A shares were $80,954 and $466,980, respectively, of which the Underwriter paid $70,854 and $397,577, respectively, to unaffiliated broker-dealers in the selling network and retained $10,100 and $69,403, respectively, from underwriting and broker commissions. During the fiscal year ended December 31, 2008 and 2007, the Underwriter collected $4,001 and $5,440, respectively, in contingent deferred sales charges on redemptions of the Global Index Fund's Class C shares.


      The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

      By its terms, the Trust's Underwriting Agreement will remain in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of a Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting shares, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


      Leo F. Wells III, Randall D. Fretz, Douglas P. Williams and Jill W. Maggiore are each officers of the Underwriter and officers of the Trust. Additionally, Mr. Wells is a controlling shareholder of the Underwriter.

DISTRIBUTION PLANS
------------------

      CLASS A SHARES - As stated in the Prospectus for Class A shares, each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"). The Class A Plan permits each Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2008, Class A shares of the U.S. Index Fund and Class A shares of the Global Index Fund paid $354,749 and $50,660, respectively, in distribution expenses, all of which was spent on compensation to broker-dealers.

      CLASS B SHARES - As stated in the Prospectus for Class B shares, the U.S. Index Fund has also adopted a plan of distribution with respect to its Class B shares (the "Class B Plan"). The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the U.S. Index Fund's average daily net assets allocable to Class B shares, which may be paid to other brokers based on the average value of the Fund's Class B shares owned by clients of such brokers. In addition, the U.S. Index Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The U.S. Index Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2008, Class B shares of the U.S. Index Fund paid $346,940 in distribution expenses, all of which was spent on compensation to broker-dealers.

      CLASS C SHARES - As stated in the Prospectus for Class C shares, each Fund has also adopted a plan of distribution with respect to its Class C shares (the "Class C Plan"). The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other brokers based on the average value of the Fund's Class C shares owned by clients of such brokers. In addition, a Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. Each Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2008, Class C shares of the U.S. Index Fund and Class C shares of the Global Index Fund paid $479,996 and $58,346, respectively, in distribution expenses, all of which was spent on compensation to broker-dealers.


      CLASS I SHARES - The Funds have not adopted a plan of distribution with respect to Class I shares.

      GENERAL INFORMATION. The continuance of the Class A Plan, Class B Plan and Class C Plan (each a "Plan" and collectively the "Plans") must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, a Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of a Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by a Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of his controlling interest in the Adviser and the Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------


      Decisions regarding the placement of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2008, 2007 and 2006, the U.S. Index Fund paid brokerage commissions of $1,847, $152,552 and $82,460, respectively. The lower amount of brokerage commissions paid by the U.S. Index Fund during the fiscal year ended December 31, 2008 was primarily due to lower commission rates and a lower level of portfolio turnover during the year. During the fiscal year ended December 31, 2008 and 2007, the Global Index Fund paid brokerage commissions of $14,829 and $22,232, respectively.


      The Sub-Advisory Agreements authorize the Sub-Adviser to select brokers to buy and sell securities for the Funds who also provide brokerage and research services to the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

      Research services may include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Funds.

      The Sub-Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Sub-Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Sub-Adviser in that security on a given day, with all transaction costs shared on a pro rata basis.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker that is (i) an affiliated person of the Trust, or

(ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.

      The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or the Sub-Adviser may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to their shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.


      PROXY VOTING POLICIES AND PROCEDURES. The Trust has delegated to the Adviser and the Sub-Adviser the responsibility of voting proxies for the Funds. The Adviser and the Sub-Adviser have adopted Proxy Voting Policies and Procedures that describe how each Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and the Sub-Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov.


PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. These policies include the following:

o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

o Information regarding portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

o These policies relating to disclosure of the Funds' holdings of portfolio securities do not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, including but not limited to the Funds' administrator, distributor, Custodian, legal counsel and accountants, or to brokers and dealers through which the Funds purchase and sell portfolio securities; or (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      Consistent with the above policies, the Trust has disclosed non-public portfolio information about the Funds to the following: the Adviser, the Sub-Adviser, the Underwriter, the Custodian, and the Funds' legal counsel, independent registered public accounting firm, administrator/transfer agent and financial printers and typesetters.

PORTFOLIO TURNOVER
------------------

      Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


      Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of a Fund, changes in the Fund's corresponding Index and market and other conditions, and portfolio turnover will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, the U.S. Index

Fund's portfolio turnover rate was 11%, 28% and 20%, respectively. For the fiscal years ended December 31, 2008 and 2007, the Global Index Fund's portfolio turnover rate was 14% and 18%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

      The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of a Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and any other day the NYSE is closed for trading. The Trust may also be open on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

      In valuing the assets of the Funds for purposes of computing net asset value, securities are generally valued at market value as of the close of trading on each business day when the NYSE is open. Securities that are traded on stock exchanges are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

      The value of non-dollar denominated portfolio instruments held by the Global Index Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Global Index Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

      The Prospectuses describe generally how to purchase and redeem shares of the Funds and explain any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

      RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of a Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus for Class A shares. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

      LETTER OF INTENT. The reduced sales loads for Class A shares set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest a specified amount in the Fund within a thirteen month period which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

      The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

      A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

      OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

      The Underwriter reallows to dealers a portion (up to 3.50% of the public offering price) of front-end sales loads collected on sales of Class A shares of the Funds. The Funds do not impose a sales load or impose a reduced sales load in connection with purchases of Class A shares of the Funds made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus for Class A shares because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Funds.

      REDEMPTIONS IN-KIND. Each Fund may process any redemption request in excess of $250,000 or 1% of a Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

TAXES
-----

      The Prospectuses describe generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2008, the Global Index Fund had a capital loss carryforward for federal income tax purposes of $313,431, which expires December 31, 2016. In addition, the U.S. Index Fund and the Global Index Fund had net realized capital losses of $7,525,953 and $1,120,459, respectively, during the period November 1, 2008 through December 31, 2008, which are treated for federal income tax purposes as arising during the Funds' tax year ending December 31, 2009. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      If the Global Index Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Global Index Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Global Index Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Global Index Fund may incur the tax and interest charges described above in some instances.

      If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as "Qualified Dividends" to individual shareholders to the extent of the Fund's current and accumulated earnings and profits provided the holding period requirements are met, and would be eligible for the dividend received deduction for corporations.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividend received deduction for a portion of the dividends paid and designated by a Fund as qualifying for the dividend received deduction.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      A dividend or capital gains distribution paid by a Fund shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

      Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

      The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

      Two other important tax considerations about the return of capital:

      * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

      * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

      Information set forth in the Prospectuses and this Statement of Additional Information that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations that are in effect on the date of the Prospectuses and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV
Where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      Each Fund may also quote average annual total return over the specified periods (1) after taxes on Fund distributions and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows each Fund's average annual total returns for periods ended December 31, 2008.


                                                                                         Since
U.S. INDEX FUND                              1 Year          5 Years       10 Years      Inception     Inception Date
                                             ------          -------       --------      ---------     --------------
Class A Shares                                                                                         March 2, 1998
     Return Before Taxes                     -40.72%          -1.28%         5.70%        3.15%
     Return After Taxes on Distributions     -42.17%          -3.77%         3.45%        1.00%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -25.33%          -0.71%         4.58%        2.27%

Class B Shares                                                                                         May 7, 1999
     Return Before Taxes                     -41.34%          -1.40%                      4.84%
     Return After Taxes on Distributions     -42.65%          -3.62%                      2.88%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -25.76%          -0.70%                      4.01%

Class C Shares                                                                                         May 5, 1999
     Return Before Taxes                     -39.28%          -1.25%                      4.91%
     Return After Taxes on Distributions     -40.60%          -3.47%                      2.93%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -24.41%          -0.57%                      4.07%

Class I Shares                                                                                         August 25, 2003
     Return Before Taxes                     -38.17%          -0.23%                      2.38%
     Return After Taxes on Distributions     -39.66%          -2.78%                     -0.25%
     Return After Taxes on
       and Sale of Fund Shares               -23.62%           0.16%                      2.31%
                                                                                         Since
GLOBAL INDEX FUND                            1 Year          5 Years       10 Years      Inception     Inception Date
                                             ------          -------       --------      ---------     --------------
Class A Shares                                                                                         December 29, 2006
     Return Before Taxes                     -48.81%                                      -33.31%
     Return After Taxes on Distributions     -49.33%                                      -33.89%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -31.55%                                      -27.42%

Class C Shares                                                                                         December 29, 2006
     Return Before Taxes                     -47.61%                                      -32.43%
     Return After Taxes on Distributions     -48.00%                                      -32.86%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -30.82%                                      -26.69%


Class I Shares                                                                                         January 10, 2007
     Return Before Taxes                     -46.56%                                      -31.59%
     Return After Taxes on Distributions     -47.15%                                      -32.25%
     Return After Taxes on Distributions
       and Sale of Fund Shares               -30.07%                                      -26.13%

      Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return (computed without the applicable sales load) of the U.S. Index Fund's Class A, Class B, Class C and Class I shares for the three years ended December 31, 2008 are -12.00%, -12.66%, -12.70% and -11.82%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


      From time to time, each Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations that are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the U.S. Index Fund's Class A, Class B, Class C and Class I shares for the thirty days ended December 31, 2008 were 6.36%, 5.81%, 5.86% and 7.07%, respectively. The yields of the Global Index Fund's Class A, Class C and Class I shares for the thirty days ended December 31, 2008 were 4.34%, 3.81% and 4.61%, respectively.


      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Global Index Fund may compare its performance to the Dow Jones Global Select Real Estate Securities Index and the U.S. Index Fund may compare its performance to the Dow Jones U.S. Select Real Estate Investment Trust Index, the S&P U.S. REIT Composite Index or the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

      o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

      Investors may use such performance comparisons to obtain a more complete view of a Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering prices. Advertisements and other sales literature for a Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

      From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings on a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------


      As of April 1, 2009, the following accounts were known by the Trust to own of record or beneficially 5% or more of the outstanding shares of a Fund or of a Class of shares of a Fund:

NAME AND ADDRESS                        NAME OF FUND AND       % OF OUTSTANDING
                                             CLASS               SHARES OWNED
--------------------------------------------------------------------------------
Counsel Trust Company                   U.S. Index Fund -             9.9%
FBO FTJFC Qualified                     Class A Shares
1251 Waterfront Place, Suite 510
Pittsburgh, Pennsylvania 15222
--------------------------------------------------------------------------------
National Financial Services LLC         U.S. Index Fund --             7.1%
FEBO NFS/FMTC IRA                       Class I Shares
9084 Timberbrook Lane
Florence, Kentucky 41042
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Global Index Fund -           20.9%
Special Custody Account                 Class I Shares
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
SEI Private Trust Company               Global Index Fund -           15.4%
One Freedom Valley Drive                Class I Shares
Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------

      As of April 1, 2009, the Trustees and officers as a group owned of record or beneficially 3.8% of the outstanding shares of the Global Index Fund (including 4.7% of the outstanding Class A shares of the Global Index Fund) and less than 1% of the outstanding shares of the U.S. Index Fund.


CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as each Fund's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009. Ernst & Young LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

      Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR
--------------------------------


      The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares with 100 or more shareholders and $500 per month for each Class of shares with less than 100 shareholders. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

      Ultimus also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the U.S. Index Fund and the Global Index Fund pay Ultimus a base fee of $3,500 and $4,000 per month, respectively, plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Funds pay all costs of external pricing services.

      Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Ultimus a fee at the annual rate of .08% of the average value of its daily net assets up to $500 million, .05% of the next $1.5 billion of such assets, .04% of the next $1 billion of such assets and .03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

      During the past three fiscal years, Ultimus received from the Funds transfer agent fees, accounting services fees and administrative services fees as set forth in the following table:


U.S. INDEX FUND
Fiscal Year Ended        Transfer Agent Fees     Accounting Fees      Administrative Fees
-----------------        -------------------     ---------------      -------------------
   12-31-08                    $334,953               $64,517              $180,339
   12-31-07                    $409,820               $80,729              $310,034
   12-31-06                    $396,348               $85,032              $347,783

GLOBAL INDEX FUND
Fiscal Year Ended        Transfer Agent Fees     Accounting Fees      Administrative Fees
-----------------        -------------------     ---------------      -------------------
   12-31-08                    $74,298                $50,880              $24,987
   12-31-07                    $53,718                $49,956              $24,051

INFORMATION REGARDING DOW JONES
-------------------------------

      "Dow Jones U.S. Select REIT Index" and "Dow Jones Global Select RESI Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the Funds, other than the licensing of the Dow Jones U.S. Select Real Estate Investment Trust Index and the Dow Jones Global Select Real Estate Securities Index and its service marks for use in connection with the Funds.

DOW JONES DOES NOT:

|_|   Sponsor, endorse, sell or promote the Funds.
|_|   Recommend that any person invest in the Funds or any other securities.
|_| Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.
|_| Have any responsibility or liability for the administration, management or marketing of the Funds.
|_| Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the Dow Jones U.S. Select Real Estate Investment Trust Index or the Dow Jones Global Select Real Estate Securities Index or have any obligation to do so.

--------------------------------------------------------------------------------
DOW  JONES  WILL  NOT  HAVE  ANY  LIABILITY  IN   CONNECTION   WITH  THE  FUNDS.
SPECIFICALLY,
o DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
      o     THE RESULTS TO BE OBTAINED BY THE FUNDS,  THE OWNERS OF THE FUNDS OR
            ANY OTHER  PERSON IN  CONNECTION  WITH THE USE OF THE DOW JONES U.S.
            SELECT REAL ESTATE  INVESTMENT  TRUST INDEX OR THE DOW JONES  GLOBAL
            SELECT REAL ESTATE  SECURITIES  INDEX AND THE DATA  INCLUDED IN SUCH
            INDEXES;
      o     THE  ACCURACY  OR  COMPLETENESS  OF THE DOW JONES U.S.  SELECT  REAL
            ESTATE  INVESTMENT  TRUST INDEX OR THE DOW JONES GLOBAL  SELECT REAL
            ESTATE SECURITIES INDEX AND ANY RELATED DATA;
      o     THE  MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE
            OF THE DOW JONES U.S. SELECT REAL ESTATE  INVESTMENT  TRUST INDEX OR
            THE DOW JONES  GLOBAL  SELECT REAL ESTATE  SECURITIES  INDEX  AND/OR
            THEIR RELATED DATA;
      o     DOW JONES  WILL  HAVE NO  LIABILITY  FOR ANY  ERRORS,  OMISSIONS  OR
            INTERRUPTIONS  IN THE DOW JONES U.S.  SELECT REAL ESTATE  INVESTMENT
            TRUST INDEX OR THE DOW JONES  GLOBAL  SELECT REAL ESTATE  SECURITIES
            INDEX OR THEIR RELATED DATA; AND
      o     UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS
            OR INDIRECT,  PUNITIVE,  SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES,
            EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.
THE LICENSING AGREEMENT BETWEEN THE FUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS
--------------------

      The annual financial statements of the Funds, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2008. Copies of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES
                ------------------------------------------------

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY

(ADOPTED 6/17/03;  APPROVED 7/20/04,  7/19/05, 7/19/06, 7/17/07, LAST AMENDED AS
OF 11/30/07)

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

      The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to each Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

      The following details Wells' philosophy and practice regarding the voting of proxies.

      A.    GENERAL

            Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

      B.    DELEGATION TO SUB-ADVISOR

            As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells Dow Jones U.S. REIT Index Fund ("U.S. REIT Fund") and the Wells Dow Jones Global RESI Index Fund ("Global Fund"), both series of the Wells Family of Real Estate Funds, an Ohio business trust. As of the date of this Policy, Wells does not have any additional investment advisory clients.

            With respect to each Fund, Wells has entered into a Sub-Advisory Agreement with The Tuckerman Group, LLC ("Tuckerman"), whereby Wells has delegated the day-to-day investment advisory responsibilities, including voting proxies, to Tuckerman.

      C.    PROCEDURES AND VOTING GUIDELINES

            To implement Wells' proxy voting policies, Wells has developed the following procedures.

            1. In light of Wells' delegation of responsibility for voting proxies to Tuckerman, Wells has requested Tuckerman to provide Wells with a copy of its proxy voting policy, copies of which are attached under separate cover.

            2. Wells has designated Jill Maggiore, as the CCO, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review Tuckerman's policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of the Funds.

            3.    The Proxy  Manager  shall  arrange  for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Tuckerman, to the attention of appropriate Tuckerman personnel responsible for voting proxies under Tuckerman's proxy voting policy.

            4. The Proxy Manager shall maintain, or ensure that Tuckerman is maintaining on Wells' behalf, copies (where and in the manner required under the Advisers Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Tuckerman, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act of 1940.

      C.    ABSENCE OF PROXY MANAGER

            In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

IV.   CONFLICTS

      A.    SUB-ADVISOR CONFLICTS

            The Proxy Manager shall ensure that Tuckerman's Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Tuckerman or an affiliated person of Tuckerman (e.g., a portfolio company is a client or an affiliate of a client of Tuckerman), Tuckerman will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

            1.    EVALUATE WELLS CONFLICTS

                  In cases where Tuckerman notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

                  a. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the applicable Fund of Tuckerman's conflict and its conflict, and will instruct Tuckerman to vote the Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

                  b. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

            2.    VOTING GUIDELINES

                  Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

                  a. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                        With respect to proposals regarding the STRUCTURE OF A COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                        With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                        With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

                  b. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                        With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

                  c. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

V.    WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VII.  RECORDKEEPING

      Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:


      (i)   A copy of this Policy;
      (ii)  Proxy Statements received regarding client securities;
      (iii) Records of votes cast on behalf of clients;
      (iv) Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;
      (v)   Records of client requests for proxy voting information, and
      (vi) With respect to each Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

            The Funds shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Funds by Wells. These records may be kept as part of Wells' records and/or Tuckerman's records.

            Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   Adopted as of this 30th day of November, 2007

                                                    Leo F. Wells, III, President


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INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
      2)    provides the client with this written proxy policy, upon request;
      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
      4)    matches proxies received with holdings as of record date;
      5)    reconciles   holdings   as  of  record   date  and   rectifies   any
            discrepancies;
      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
      7)    documents the reason(s) for voting for all non-routine items; and
      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.



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PROXY VOTING POLICY

This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or
      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.



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FM  reviews  proxies  of non-US  issuers  in the  context  of these  guidelines.
However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.    Generally, FM votes FOR the following ballot items:

Board of Directors
------------------

      o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

      o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      o Mandates requiring a majority of independent directors on the Board of Directors

--------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


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                                                             SSGA [LOGO OMITTED]

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      o     Mandates that Audit,  Compensation and Nominating  Committee members should all be independent directors

      o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      o     Elimination of cumulative voting

      o     Establishment of confidential voting

Auditors
--------

      o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      o     Discharge of auditors*

      o Approval of financial statements, auditor reports and allocation of income

      o     Requirements that auditors attend the annual meeting of shareholders

      o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization
--------------

      o     Dividend  payouts  that are  greater  than or equal to  country  and
            industry   standards;   we  generally   support  a  dividend   which
            constitutes 30% or more of net income

      o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

--------------------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


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      o     Changes in  capitalization  authorization  for stock  splits,  stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
----------------------

      o     Elimination of shareholder rights plans ("poison pill")

      o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      o     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
------------------------------------------

      o Stock purchase plans with an exercise price of not less that 85% of fair market value

      o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet



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                                                             SSGA [LOGO OMITTED]

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      o     Expansions   to  reporting  of  financial  or   compensation-related
            information, within reason

      o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items
----------------------

      o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      o     Change in Corporation Name

      o Mandates that amendments to bylaws or charters have shareholder approval

Other
-----

      o     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      o     Repeals or prohibitions of "greenmail" provisions

      o     "Opting-out" of business combination provision

II.   Generally, FM votes AGAINST the following items:

Board of Directors
------------------

      o Establishment of classified boards of directors, unless 80% of the board is independent

      o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      o     Limits to tenure of directors

      o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      o     Restoration of cumulative voting in the election of directors



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                                                             SSGA [LOGO OMITTED]

PROXY VOTING POLICY

      o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

      o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      o     Directors  at  companies  where  prior  non-cash   compensation  was
            improperly "backdated" or "springloaded" where one of the following scenarios exists:

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization
--------------

      o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      o     Capitalization  changes  that  exceed 100% of the  issuer's  current
            authorized   capital  unless  management   provides  an  appropriate
            rationale for such change

Anti-Takeover Measures
----------------------

      o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o     Adjournment of Meeting to Solicit Additional Votes

                                                             SSGA [LOGO OMITTED]

PROXY VOTING POLICY

      o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation
------------------------------------------

      o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      o     Retirement bonuses for non-executive directors and auditors

      o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items
----------------------

      o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      o Reincorporation in a location which has more stringent anti-takeover and related provisions

      o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other
-----

      o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      o Proposals which require inappropriate endorsements or corporate actions

      o Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

                                                             SSGA [LOGO OMITTED]

PROXY VOTING POLICY

      o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      o     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

                                                             SSGA [LOGO OMITTED]

PROXY VOTING POLICY


POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list AND the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

                                                             SSGA [LOGO OMITTED]

PROXY VOTING POLICY

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

LETTER TO SHAREHOLDERS                                         FEBRUARY 26, 2009
================================================================================

Dear Wells Shareholder:

The past year challenged the resolve of every investor.

The downturn in the equity markets and the global financial turmoil produced volatility in nearly every sector of our economy in 2008. Both of our index funds tracked the commercial real estate sector through their respective benchmarks last year and therefore reflected the overall real estate market correction, in line with many other securities markets.

Specifically, our WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND, which is designed to mirror the holdings of the Dow Jones Wilshire U.S. REIT IndexSM, returned -38.26% for Class "A" Shares in 2008. The Index itself, which attempts to reflect the full U.S. publicly traded equity REIT market, posted a return of -39.2% for the year.(1)

Our WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND, on the other hand, seeks to mirror the holdings of the Dow Jones Wilshire Global Real Estate Securities IndexSM. This Index, in turn, seeks to reflect the markets for both U.S. publicly traded equity REITs and global real estate securities. The global Index was down 47.34% in 2008, while Class "A" Shares of our global Fund dropped 48.81%.(1)

However, since the past cannot be changed and the future is uncertain, I urge you to continue to work with your financial representative to examine your goals and investments and be sure you are well-positioned for the future. A long-term investment view and a well-diversified portfolio are still key ingredients to proper planning.

Here are some further suggestions:

o First, don't throw your financial plan out the window. Your financial representative can advise you where to hold or adjust your course while moving forward to reach your goals. In times like these, you may want to consider asking about dollar-cost-averaging. By continuing or resuming share purchases while prices are lower, you may be able to balance out your cost per share over the years.

o Second, talk with your financial representative to be sure your assets are well-diversified and that you are comfortable with the level of risk in your portfolio. Remember that your investment in a Wells mutual fund offers wide exposure within the real estate sector, with holdings across many different companies, locations, and types of commercial real estate. Over time, this diversification may help to mitigate the effects of risk and volatility.

o Third, I still believe investors should maintain commercial real estate holdings in their portfolios. Most tenants across many real estate sectors are still paying their rent and still need buildings in which to operate. Any recovery in the broader markets should increase this demand for commercial real estate and begin to restore the conditions that support strong real estate performance.

While I can't predict when the economy will stabilize, I am confident it will. The capital markets have never failed to return to bullish territory after a major economic setback. Therefore, learning from what is behind us, let's look forward to meet the challenge and opportunity of tomorrow.

Our Mutual Fund Shareholder Services will be happy to answer any questions you may have at 800-282-1581, or you may visit www.wellsref.com for further Fund information.

Thank you for investing with us and for sharing my faith in real estate's enduring value.

Sincerely,

/s/ Leo

Leo F. Wells III
President
Wells Real Estate Funds

================================================================================
                 TOP-FIVE FUND SECTORS (BY PERCENTAGE HOLDING)
--------------------------------------------------------------------------------
Wells Dow Jones Wilshire U.S.                 Wells Dow Jones Wilshire Global
       REIT Index Fund                                REIT Index Fund
----------------------------------            ----------------------------------
Specialized             28.2%                 Retail                  27.8%
Retail                  22.5%                 Financial               16.4%
Residential             17.5%                 Office                  15.1%
Office                  16.5%                 Specialized             12.9%
Diversified              9.0%                 Diversified             10.4%
================================================================================

[PIE CHART OMITTED]

DOW JONES WILSHIRE GLOBAL RESI
BREAKDOWN OF U.S. AND INTERNATIONAL WEIGHTINGS
INDEX COMPONENTS

INTERNATIONAL - 53%
U.S. - 47%

--------------------
 1 Performance does not reflect the impact of taxes and sales charges, which, if reflected, would reduce performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the past performance quoted. Performance through the most recent month-end is available at www.wellsref.com or by calling 800-282-1581.

The performance of Class "A" shares will differ from the performance of the other classes of shares to the extent that the classes have different expenses and sales load structures. Upon redemption, shares may be worth more or less than their original cost.

Returns for the Wells Dow Jones Wilshire U.S. REIT Index Fund and Wells Dow Jones Wilshire Global RESI Index Fund will vary from the Dow Jones Wilshire REIT IndexSM and Dow Jones Wilshire Global RESI IndexSM, respectively. One cannot invest directly in an index. Differences in performance are due in part to (but not limited to) the Funds' expenses, the level of cash allocation in the Funds, and the degree of cash flows into and out of the Funds, matched with the corresponding portfolio transactions to invest investor purchases or manage redemptions. The Funds' investment return and principal will fluctuate.

WELLS FAMILY OF REAL ESTATE FUNDS
REAL ESTATE SECURITIES COMMENTARY
WITH PORTFOLIO MANAGER AMOS ROGERS,
THE TUCKERMAN GROUP
JULY TO DECEMBER 2008
================================================================================

In 2008, real estate's defensive characteristics helped the global real estate asset class to outperform global equities through the third quarter.* That trend reversed in October, however, based primarily on the collapse of the financial services sector, further tightening of the credit markets, confirmation of a global recession, and a deterioration in commercial real estate fundamentals. As a result, global real estate was down 35% and finished the year with a -47% return. This was largely in line with global equities, which returned -42% for the year.

The UK, North America, and Australia were the three worst-performing regions in the fourth quarter, returning -47%, -41%, and -42%, respectively. These regions suffered the greatest from the systemic shocks in the financial services markets and led the way into the global recession. Asia-Pacific continued its negative trend from earlier in the year and returned -22% in Q4. For the year, the UK, Australia, and Asia-Pacific underperformed the global universe, returning -60%, -63%, and -49%, respectively. Japan was the best-performing region in 2008, finishing the year with a -34% return.

The deep and protracted nature of the credit crisis became apparent in the second half of 2008. Traditional lenders conducted limited lending on a secured basis, but on much more conservative terms. In an effort to preserve capital and strengthen their balance sheets, a number of real estate companies cut or suspended their 2008 dividends.

In Q4, investors also became aware of a deterioration in real estate operating fundamentals. Broad national GDP declines, increasing unemployment rates, and consumer retrenchment all signaled the onset of a global recession. Both occupancies and rental rates began to decline in Q4, and net income growth is projected to flatten or turn negative in 2009. In contrast, a lack of construction financing kept most development at bay late in the cycle, giving most public real estate companies a buffer until the operating environment stabilizes.

For 2009, the outlook for real estate remains largely dependent on the thawing of the credit markets, the severity of the global recession, and the deleveraging of the private real estate market. Balance sheet concerns and impending debt maturities reduced 2009 earnings expectations, and a potentially significant asset value decline in the private real estate market will continue to weigh on the listed securities.

Deleveraging in the private real estate market is expected to create "distressed" buying opportunities. Well-capitalized, long-term holders of real estate will not only survive this cycle but may be well-positioned to take advantage of these acquisition opportunities, bringing opportunistic capital back to the sector. Once uncertainty abates and there is transparency in valuations and earnings, we likely will begin to see a recovery in publicly traded REITs and the remainder of the real estate sector.

* Global real estate measured by the Dow Jones Wilshire Global RESISM; global securities measured by the MSCI World IndexSM.
Sources: SSgA, The Tuckerman Group, FTSE EPRA/NAREIT, Citigroup, UBS, Merrill Lynch, Bloomberg, Standard & Poor's, J.P. Morgan, Morgan Stanley, Dow Jones, Wachovia, Bank of America, Green Street Advisors, PricewaterhouseCoopers, CBRE. All returns are in $US.

DISCLOSURES

This material is for your private information. The views expressed are the views of State Street Global Advisors and The Tuckerman Group and are subject to change based on market and other conditions. The opinions expressed may differ from those with different investment philosophies. The information we provide does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status, or investment horizon. We encourage you to consult your tax advisor or financial representative. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy of, nor liability for, decisions based on such information. Past performance is no guarantee of future results.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors, and pension plans.

A Real Estate Investment Trust (REIT) is a long-term investment that pools investor funds and uses those funds to acquire commercial properties. REITs can differ based upon properties purchased and investment strategies. They are required to pay out 90% of their net taxable income to investors to maintain REIT tax status. A portion of the REIT distribution may be tax-deferred due to depreciation and other tax items; a REIT distribution may consist of return of capital, capital gains, and dividend income. There is no guarantee as to distributions or principal. Nontraded REITs are subject to potential illiquidity.

Past performance is not indicative of future results. International investing entails additional risks such as currency exchange rates, foreign legislative changes, and geopolitical fluctuations. The Dow Jones Wilshire U.S. REIT IndexSM and the Dow Jones Wilshire Global RESISM are calculated and distributed by Dow Jones Indexes pursuant to an agreement between Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Dow Jones and Wilshire are the respective service marks of Dow Jones and Wilshire Associates. Standard & Poor's 500(R) Index is a registered trademark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The Fund's foreign securities may be subject to foreign taxation. Currency Rate Risk includes changes in the value of American currency if underlying securities or properties are purchased in other currencies, and the outcome may impact investor performance. Increases in interest rates typically lower the current value of the REIT's income stream. Changes affecting the global real estate economy will usually have a greater impact on performance, as the Fund's holdings are only in the real estate sector. REITs have various risks including potential for vacancies, devaluation of the properties, competition for investment properties, and dependence on real estate management talent.

The opinions expressed by the author are not necessarily wholly reflective of the views of Wells Real Estate Funds, Inc. State Street Global Advisors and The Tuckerman Group statistical data are their own and have not been verified for accuracy by Wells Real Estate Funds, Inc., or its affiliates. Wells Real Estate Funds and Wells Investment Securities, Inc., are not affiliated with State Street Global Advisors or The Tuckerman Group. Wells Real Estate Funds, Inc., is affiliated with Wells Investment Securities, Inc. -- Distributor -- Member FINRA/SIPC.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND(a) AND
         THE DOW JONES WILSHIRE U.S. REAL ESTATE INVESTMENT TRUST INDEX

                              [LINE GRAPH OMITTED]

         WELLS DOW JONES WILSHIRE        DOW JONES WILSHIRE U.S. REAL
          U.S. REIT INDEX FUND          ESTATE INVESTMENT TRUST INDEX
       ----------------------------     -----------------------------
              DATE       VALUE                 DATE       VALUE
              ----      -------                ----      -------
            12/31/1998  $ 9,600             12/31/1998  $ 10,000
            3/31/1999     9,185              3/31/1999     9,590
            6/30/1999    10,053              6/30/1999    10,603
            9/30/1999     9,174              9/30/1999     9,726
            12/31/1999    9,000             12/31/1999     9,742
            3/31/2000     9,192              3/31/2000    10,033
            6/30/2000    10,132              6/30/2000    11,158
            9/30/2000    11,013              9/30/2000    12,201
            12/31/2000   11,481             12/31/2000    12,766
            3/31/2001    11,431              3/31/2001    12,635
            6/30/2001    12,647              6/30/2001    14,011
            9/30/2001    12,372              9/30/2001    13,675
            12/31/2001   12,930             12/31/2001    14,342
            3/31/2002    13,955              3/31/2002    15,542
            6/30/2002    14,561              6/30/2002    16,259
            9/30/2002    13,255              9/30/2002    14,782
            12/31/2002   13,313             12/31/2002    14,856
            6/30/2003    15,049              6/30/2003    16,865
            12/31/2003   17,822             12/31/2003    20,231
            6/30/2004    18,758              6/30/2004    21,449
            12/31/2004   23,193             12/31/2004    26,940
            6/30/2005    24,498              6/30/2005    28,774
            12/31/2005   25,547             12/31/2005    30,663
            6/30/2006    28,753              6/30/2006    35,104
            12/31/2006   34,262             12/31/2006    41,694
            6/30/2007    32,134              6/30/2007    39,203
            12/31/2007   28,191             12/31/2007    34,375
            6/30/2008    27,129              6/30/2008    33,218
            12/31/2008   17,406             12/31/2008    20,900

                       Past performance is not predictive of future performance.

         ------------------------------------------------------------
                  Wells Dow Jones Wilshire U.S. REIT Index Fund
                         Average Annual Total Returns(b)
                        (periods ended December 31, 2008)

                      1 Year   5 Years   10 Years  Since Inception(c)
                      ------   -------   --------  ------------------
         Class A     (40.72%)  (1.28%)     5.70%          3.15%
         Class B     (41.34%)  (1.40%)      N/A           4.84%
         Class C     (39.28%)  (1.25%)      N/A           4.91%
         Class I     (38.17%)  (0.23%)      N/A           2.38%
         ------------------------------------------------------------

Past performance does not guarantee future results, and there is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted above. More current performance data is available at the Fund's website at www.wellsref.com. Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing.

(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4%.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions are reinvested in shares of the Fund. The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999, the initial public offering of Class C shares commenced on May 5, 1999 and the initial public offering of Class I shares commenced on August 25, 2003.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND(a) AND
           THE DOW JONES WILSHIRE GLOBAL REAL ESTATE SECURITIES INDEX

                              [LINE GRAPH OMITTED]

        DOW JONES WILSHIRE GLOBAL                 WELLS DOW JONES WILSHIRE
       REAL ESTATE SECURITIES INDEX                GLOBAL RESI INDEX FUND
  ---------------------------------------      --------------------------------

        DATE                  VALUE              DATE                  VALUE
        ----                 -------             ----                 -------
        12/29/06           $ 10,000              12/29/06            $ 9,600
        12/31/06             10,000              12/31/06              9,600
        03/31/07             10,614              03/31/07             10,032
        06/30/07             10,059              06/30/07              9,439
        09/30/07             10,095              09/30/07              9,472
        12/31/07              8,931              12/31/07              8,328
        03/31/08              8,643              03/31/08              8,080
        06/30/08              7,993              06/30/08              7,430
        09/30/08              7,311              09/30/08              6,848
        12/31/08              4,761              12/31/08              4,439

                       Past performance is not predictive of future performance.

            -------------------------------------------------------
                 Wells Dow Jones Wilshire Global RESI Index Fund
                         Average Annual Total Returns(b)
                        (periods ended December 31, 2008)

                                 1 Year   Since Inception(c)
                                 ------   ------------------
                   Class A      (48.81%)       (33.31%)
                   Class C      (47.61%)       (32.43%)
                   Class I      (46.56%)       (31.59%)
            -------------------------------------------------------

Past performance does not guarantee future results, and there is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted above. More current performance data is available at the Fund's website at www.wellsref.com. Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing.

(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4%.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions are reinvested in shares of the Fund. The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The initial public offering of Class A and Class C shares commenced on December 29, 2006 and the initial public offering of Class I shares commenced on January 10, 2007.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
SECTOR ALLOCATION (% OF COMMON STOCKS)
DECEMBER 31, 2008 (UNAUDITED)
================================================================================

                              [PIE CHART OMITTED]

                          Diversified         9.1%
                          Industrial          5.8%
                          Office             16.6%
                          Residential        17.6%
                          Retail             22.6%
                          Specialized        28.3%


WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
TOP 10 HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                           % OF
                                                        NET ASSETS
                                                        ----------

               Simon Property Group, Inc.                  7.5%
               Public Storage, Inc.                        6.2%
               Vornado Realty Trust                        5.3%
               Equity Residential                          4.9%
               HCP, Inc.                                   4.8%
               Boston Properties, Inc.                     4.5%
               Ventas, Inc.                                3.3%
               AvalonBay Communities, Inc.                 3.2%
               Health Care REIT, Inc.                      3.0%
               Kimco Realty Corp.                          2.9%

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
COUNTRY ALLOCATION (% OF COMMON STOCKS)
DECEMBER 31, 2008 (UNAUDITED)
================================================================================

                              [BAR CHART OMITTED]

                        Australia               8.7%
                        Austria                 0.6%
                        Belgium                 0.7%
                        Bermuda                 0.9%
                        Brazil                  0.3%
                        Canada                  3.8%
                        France                  5.6%
                        Germany                 0.2%
                        Hong Kong               4.8%
                        Italy                   0.1%
                        Japan                  14.0%
                        Malaysia                0.3%
                        Netherlands             1.6%
                        New Zealand             0.4%
                        Philippines             0.5%
                        Poland                  0.2%
                        Singapore               2.7%
                        South Africa            0.4%
                        Spain                   0.0%
                        Sweden                  0.8%
                        Switzerland             1.0%
                        Turkey                  0.0%
                        United Kingdom          6.2%
                        United States          46.2%


WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
TOP 10 HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                           % OF
                                                        NET ASSETS
                                                        ----------

              Westfield Group                              5.0%
              Mitsui Fudosan Co. Ltd.                      4.4%
              Unibail-Rodamco                              3.7%
              Simon Property Group, Inc.                   3.6%
              Public Storage, Inc.                         3.1%
              Vornado Realty Trust                         2.6%
              Equity Residential                           2.4%
              Brookfield Asset Management, Inc. - Class A  2.4%
              HCP, Inc.                                    2.1%
              Boston Properties, Inc.                      2.0%

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008
=====================================================================================================================
                                                                                        WELLS DOW        WELLS DOW
                                                                                     JONES WILSHIRE   JONES WILSHIRE
                                                                                       U.S. REIT        GLOBAL RESI
                                                                                       INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ............................................................   $ 231,976,818    $  47,413,723
                                                                                      =============    =============
   At market value (Note 1) .......................................................   $ 144,924,555    $  24,796,536
Cash ..............................................................................              --            1,745
Cash denominated in foreign currency (a) (Note 4) .................................              --           40,522
Dividends receivable ..............................................................       1,408,719          193,188
Receivable for investment securities sold .........................................         221,753               --
Receivable for capital shares sold ................................................         557,411           43,452
Receivable from Adviser (Note 3) ..................................................          13,900           34,748
Other assets ......................................................................          56,129           28,464
                                                                                      -------------    -------------
   TOTAL ASSETS ...................................................................     147,182,467       25,138,655
                                                                                      -------------    -------------
LIABILITIES
Payable for investment securities purchased .......................................         333,079          231,052
Payable for capital shares redeemed ...............................................         686,142           20,669
Payable to Underwriter (Note 3) ...................................................          56,665            6,780
Payable to Administrator (Note 3) .................................................          38,600           13,000
Net unrealized depreciation on forward foreign currency exchange contracts (Note 5)              --              217
Other accrued expenses and liabilities ............................................          13,672           23,128
                                                                                      -------------    -------------
   TOTAL LIABILITIES ..............................................................       1,128,158          294,846
                                                                                      -------------    -------------

NET ASSETS ........................................................................   $ 146,054,309    $  24,843,809
                                                                                      =============    =============
NET ASSETS CONSIST OF:
Paid-in capital ...................................................................   $ 247,327,011    $  50,303,268
Distributions in excess of net investment income ..................................              --          (27,483)
Accumulated net realized losses from security transactions ........................     (14,220,439)      (2,815,249)
Net unrealized depreciation on investments ........................................     (87,052,263)     (22,617,187)
Net unrealized appreciation on translation of assets
   and liabilities in foreign currencies ..........................................              --              460
                                                                                      -------------    -------------
Net assets ........................................................................   $ 146,054,309    $  24,843,809
                                                                                      =============    =============
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ...........................................   $  96,202,357    $  19,869,128
                                                                                      =============    =============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ............................................      21,720,481        4,563,765
                                                                                      =============    =============
Net asset value and redemption price per share (Note 1) ...........................   $        4.43    $        4.35
                                                                                      =============    =============
Maximum offering price per share (Note 1) .........................................   $        4.61    $        4.53
                                                                                      =============    =============

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
=====================================================================================================================
                                                                                        WELLS DOW        WELLS DOW
                                                                                     JONES WILSHIRE   JONES WILSHIRE
                                                                                       U.S. REIT        GLOBAL RESI
                                                                                       INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ...........................................   $  19,459,328
                                                                                      =============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ............................................       4,260,921
                                                                                      =============
Net asset value and offering price per share(b) (Note 1) ..........................   $        4.57
                                                                                      =============
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ...........................................   $  28,864,027    $   3,815,367
                                                                                      =============    =============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ............................................       6,366,274          879,103
                                                                                      =============    =============
Net asset value and offering price per share(b) (Note 1) ..........................   $        4.53    $        4.34
                                                                                      =============    =============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ...........................................   $   1,528,597    $   1,159,314
                                                                                      =============    =============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ............................................         344,859          266,232
                                                                                      =============    =============
Net asset value, offering price and redemption price per share (Note 1) ...........   $        4.43    $        4.35
                                                                                      =============    =============

(a)   The cost of cash denominated in foreign currency is $40,571

(b)   Redemption price varies based on length of time held.

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
================================================================================================
                                                                     WELLS DOW       WELLS DOW
                                                                  JONES WILSHIRE  JONES WILSHIRE
                                                                    U.S. REIT       GLOBAL RESI
                                                                    INDEX FUND      INDEX FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ...................................................   $  7,858,332    $  1,196,565
   Foreign withholding taxes on dividends ......................             --         (99,784)
                                                                   ------------    ------------
     TOTAL INVESTMENT INCOME ...................................      7,858,332       1,096,781
                                                                   ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ...........................      1,126,682         155,452
   Distribution expenses, Class A (Note 3) .....................        354,749          50,660
   Distribution expenses, Class B (Note 3) .....................        346,940              --
   Distribution expenses, Class C (Note 3) .....................        479,996          58,346
   Transfer agent fees, Class A (Note 3) .......................        201,420          38,298
   Transfer agent fees, Class B (Note 3) .......................         52,440              --
   Transfer agent fees, Class C (Note 3) .......................         75,093          18,000
   Transfer agent fees, Class I (Note 3) .......................          6,000          18,000
   Administrative services fees (Note 3) .......................        180,339          24,987
   Custodian fees ..............................................         69,695         120,954
   Postage and supplies ........................................        159,057          25,242
   Professional fees ...........................................         91,344          78,009
   Accounting services fees (Note 3) ...........................         64,517          50,880
   Trustees' fees ..............................................         55,762          55,612
   Reports to shareholders .....................................         78,419          13,560
   Registration fees, Common ...................................         20,628          21,206
   Registration fees, Class A ..................................          9,403           7,799
   Registration fees, Class B ..................................            761              --
   Registration fees, Class C ..................................          9,591           5,814
   Registration fees, Class I ..................................          1,993           6,816
   Pricing costs ...............................................          2,328          36,419
   Insurance expense ...........................................         29,299           6,952
   Interest expense (Note 7) ...................................          8,364              --
   Other expenses ..............................................         89,621          37,210
                                                                   ------------    ------------
     TOTAL EXPENSES ............................................      3,514,441         830,216
     Fees waived and expenses reimbursed by the Adviser (Note 3)       (299,590)       (389,066)
     Class A expenses reimbursed by the Adviser (Note 3) .......       (210,823)        (46,097)
     Class B expenses reimbursed by the Adviser (Note 3) .......        (53,201)             --
     Class C expenses reimbursed by the Adviser (Note 3) .......        (84,684)        (23,814)
     Class I expenses reimbursed by the Adviser (Note 3) .......         (7,993)        (24,816)
                                                                   ------------    ------------
     NET EXPENSES ..............................................      2,858,150         346,423
                                                                   ------------    ------------

NET INVESTMENT INCOME ..........................................      5,000,182         750,358
                                                                   ------------    ------------

WELLS FAMILY OF REAL ESTATE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
================================================================================================
                                                                     WELLS DOW       WELLS DOW
                                                                  JONES WILSHIRE  JONES WILSHIRE
                                                                    U.S. REIT       GLOBAL RESI
                                                                    INDEX FUND      INDEX FUND
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gains (losses) from:
     Security transactions .....................................   $    830,949    $ (2,584,418)
     Foreign currency transactions .............................             --          (5,441)
   Net change in unrealized appreciation/depreciation on:
     Security transactions .....................................    (92,332,935)    (17,202,949)
     Foreign currency translation ..............................             --          (1,349)
                                                                   ------------    ------------
NET REALIZED AND UNREALIZED LOSSES ON
   INVESTMENTS AND FOREIGN CURRENCIES ..........................    (91,501,986)    (19,794,157)
                                                                   ------------    ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .....................   $(86,501,804)   $(19,043,799)
                                                                   ============    ============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================
                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECMEBER 31,   DECMEBER 31,
                                                                                          2008           2007
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................................................   $  5,000,182   $  4,773,319
   Net realized gains from security transactions ..................................        830,949     66,324,770
   Net change in unrealized appreciation/depreciation on security transactions ....    (92,332,935)  (139,905,972)
                                                                                      ------------   ------------
Net decrease in net assets from operations ........................................    (86,501,804)   (68,807,883)
                                                                                      ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ..................................     (3,554,306)    (3,669,202)
   Dividends from net investment income, Class B ..................................       (585,862)      (464,232)
   Dividends from net investment income, Class C ..................................       (832,809)      (625,372)
   Dividends from net investment income, Class I ..................................        (27,205)       (14,513)
   Distributions from net realized gains, Class A .................................     (8,853,605)   (41,907,777)
   Distributions from net realized gains, Class B .................................     (1,761,651)   (10,191,539)
   Distributions from net realized gains, Class C .................................     (2,592,028)   (13,921,205)
   Distributions from net realized gains, Class I .................................       (142,582)      (122,433)
   Return of capital, Class A .....................................................     (3,573,569)    (3,571,325)
   Return of capital, Class B .....................................................       (754,945)      (882,757)
   Return of capital, Class C .....................................................     (1,080,986)    (1,184,429)
   Return of capital, Class I .....................................................        (38,656)       (11,214)
                                                                                      ------------   ------------
Decrease in net assets from distributions to shareholders .........................    (23,798,204)   (76,565,998)
                                                                                      ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)
CLASS A
   Proceeds from shares sold ......................................................     33,078,875     41,376,759
   Net asset value of shares issued in reinvestment of distributions to shareholders    14,173,264     43,225,206
   Payments for shares redeemed ...................................................    (56,415,979)   (86,439,658)
                                                                                      ------------   ------------
Net decrease in net assets from Class A share transactions ........................     (9,163,840)    (1,837,693)
                                                                                      ------------   ------------
CLASS B
   Proceeds from shares sold ......................................................        124,011      2,700,569
   Net asset value of shares issued in reinvestment of distributions to shareholders     2,730,944     10,026,383
   Payments for shares redeemed ...................................................     (9,497,153)   (16,082,058)
                                                                                      ------------   ------------
Net decrease in net assets from Class B share transactions ........................     (6,642,198)    (3,355,106)
                                                                                      ------------   ------------
CLASS C
   Proceeds from shares sold ......................................................      5,396,410     11,938,071
   Net asset value of shares issued in reinvestment of distributions to shareholders     4,083,878     14,205,487
   Payments for shares redeemed ...................................................    (15,201,746)   (27,026,045)
                                                                                      ------------   ------------
Net decrease in net assets from Class C share transactions ........................     (5,721,458)      (882,487)
                                                                                      ------------   ------------

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
==================================================================================================================
                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECMEBER 31,   DECMEBER 31,
                                                                                          2008           2007
------------------------------------------------------------------------------------------------------------------
CLASS I
   Proceeds from shares sold ......................................................   $  1,806,399   $    345,556
   Net asset value of shares issued in reinvestment of distributions to shareholders       133,858        130,106
   Payments for shares redeemed ...................................................       (219,812)      (696,989)
                                                                                      ------------   ------------
Net increase (decrease) in net assets from Class I share transactions .............      1,720,445       (221,327)
                                                                                      ------------   ------------

TOTAL DECREASE IN NET ASSETS ......................................................   (130,107,059)  (151,670,494)

NET ASSETS
   Beginning of year ..............................................................    276,161,368    427,831,862
                                                                                      ------------   ------------
   End of year ....................................................................   $146,054,309   $276,161,368
                                                                                      ============   ============

ACCUMULATED NET INVESTMENT INCOME .................................................   $         --   $         --
                                                                                      ============   ============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

===================================================================================================================
                                                                                        YEAR ENDED      YEAR ENDED
                                                                                       DECMEBER 31,    DECMEBER 31,
                                                                                           2008            2007
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................................   $    750,358    $    354,781
   Net realized gains (losses) from:
     Security transactions .........................................................     (2,584,418)         47,014
     Foreign currency transactions .................................................         (5,441)         (2,769)
   Net change in unrealized appreciation/depreciation on:
     Security transactions .........................................................    (17,202,949)     (5,414,238)
     Foreign currency translation ..................................................         (1,349)          1,809
                                                                                       ------------    ------------
Net decrease in net assets from operations .........................................    (19,043,799)     (5,013,403)
                                                                                       ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income, Class A ...................................       (602,498)       (255,004)
   Dividends from net investment income, Class C ...................................       (115,468)        (55,274)
   Dividends from net investment income, Class I ...................................        (65,015)        (34,278)
   Distributions from net realized gains, Class A ..................................             --        (183,929)
   Distributions from net realized gains, Class C ..................................             --         (65,443)
   Distributions from net realized gains, Class I ..................................             --         (25,348)
   Return of capital, Class A ......................................................       (155,789)             --
   Return of capital, Class C ......................................................        (45,628)             --
   Return of capital, Class I ......................................................        (15,053)             --
                                                                                       ------------    ------------
Decrease in net assets from distributions to shareholders ..........................       (999,451)       (619,276)
                                                                                       ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)
CLASS A
   Proceeds from shares sold .......................................................     21,665,195      23,504,445
   Net asset value of shares issued in reinvestment of distributions to shareholders        682,977         411,027
   Payments for shares redeemed ....................................................     (5,462,341)     (3,785,458)
                                                                                       ------------    ------------
Net increase in net assets from Class A share transactions .........................     16,885,831      20,130,014
                                                                                       ------------    ------------
CLASS C
   Proceeds from shares sold .......................................................      2,329,549       9,633,496
   Net asset value of shares issued in reinvestment of distributions to shareholders        148,728         110,447
   Payments for shares redeemed ....................................................     (2,757,413)       (945,728)
                                                                                       ------------    ------------
Net increase (decrease) in net assets from Class C share transactions ..............       (279,136)      8,798,215
                                                                                       ------------    ------------
CLASS I
   Proceeds from shares sold .......................................................        614,962       3,294,894
   Net asset value of shares issued in reinvestment of distributions to shareholders         68,320          51,501
   Payments for shares redeemed ....................................................       (762,572)       (304,238)
                                                                                       ------------    ------------
Net increase (decrease) in net assets from Class I share transactions ..............        (79,290)      3,042,157
                                                                                       ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (3,515,845)     26,337,707

NET ASSETS
   Beginning of year ...............................................................     28,359,654       2,021,947
                                                                                       ------------    ------------
   End of year .....................................................................   $ 24,843,809    $ 28,359,654
                                                                                       ============    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME ...........................................................   $    (27,483)   $      7,456
                                                                                       ============    ============

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                     DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                       2008            2007            2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $     8.44      $    13.77      $    11.64      $    11.97      $    10.31
                                                    ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income .......................          0.19            0.21            0.22            0.27            0.31
   Net realized and unrealized gains
     (losses) on security transactions .........         (3.36)          (2.57)           3.70            0.92            2.73
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (3.17)          (2.36)           3.92            1.19            3.04
                                                    ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income ........         (0.19)          (0.21)          (0.22)          (0.27)          (0.31)
   Distributions from net realized gains .......         (0.46)          (2.56)          (1.39)          (1.04)          (0.99)
   Return of capital ...........................         (0.19)          (0.20)          (0.18)          (0.21)          (0.08)
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (0.84)          (2.97)          (1.79)          (1.52)          (1.38)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .................    $     4.43      $     8.44      $    13.77      $    11.64      $    11.97
                                                    ==========      ==========      ==========      ==========      ==========

Total return(a) ................................       (38.26%)        (17.71%)         34.11%          10.15%          30.13%
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..............    $   96,202      $  173,840      $  267,234      $  210,471      $  212,993
                                                    ==========      ==========      ==========      ==========      ==========
Ratio of net expenses to average net assets(b) .         0.99%           0.99%           0.99%           0.99%           0.99%

Ratio of net investment income
   to average net assets .......................         2.50%           1.51%           1.60%           2.17%           2.86%

Portfolio turnover rate ........................           11%             28%             20%             18%             26%

(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27%, 1.14%, 1.18%, 1.25% and 1.30% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
CLASS B
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                     DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                       2008            2007            2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $     8.66      $    14.03      $    11.84      $    12.15      $    10.46
                                                    ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income .......................          0.14            0.11            0.12            0.18            0.23
   Net realized and unrealized gains
     (losses) on security transactions .........         (3.45)          (2.61)           3.75            0.94            2.76
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (3.31)          (2.50)           3.87            1.12            2.99
                                                    ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income ........         (0.14)          (0.11)          (0.12)          (0.18)          (0.23)
   Distributions from net realized gains .......         (0.46)          (2.56)          (1.39)          (1.04)          (0.99)
   Return of capital ...........................         (0.18)          (0.20)          (0.17)          (0.21)          (0.08)
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (0.78)          (2.87)          (1.68)          (1.43)          (1.30)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .................    $     4.57      $     8.66      $    14.03      $    11.84      $    12.15
                                                    ==========      ==========      ==========      ==========      ==========

Total return(a) ................................       (38.70%)        (18.32%)         33.07%           9.35%          29.12%
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..............    $   19,459      $   43,158      $   69,225      $   55,231      $   51,588
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.74%           1.74%           1.74%           1.74%           1.74%

Ratio of net investment income to
   average net assets ..........................         1.75%           0.76%           0.85%           1.42%           2.11%

Portfolio turnover rate ........................           11%             28%             20%             18%             26%

(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.03%, 1.89%, 1.94%, 2.00% and 1.94% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                     DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                       2008            2007            2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $     8.60      $    13.96      $    11.79      $    12.10      $    10.43
                                                    ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income .......................          0.14            0.11            0.12            0.18            0.23
   Net realized and unrealized gains
     (losses) on security transactions .........         (3.43)          (2.60)           3.73            0.94            2.74
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (3.29)          (2.49)           3.85            1.12            2.97
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.14)          (0.11)          (0.12)          (0.18)          (0.23)
   Distributions from net realized gains .......         (0.46)          (2.56)          (1.39)          (1.04)          (0.99)
   Return of capital ...........................         (0.18)          (0.20)          (0.17)          (0.21)          (0.08)
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (0.78)          (2.87)          (1.68)          (1.43)          (1.30)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .................    $     4.53      $     8.60      $    13.96      $    11.79      $    12.10
                                                    ==========      ==========      ==========      ==========      ==========

Total return(a) ................................       (38.76%)        (18.35%)         33.04%           9.39%          29.01%
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..............    $   28,864      $   58,687      $   90,385      $   73,420      $   68,912
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.74%           1.74%           1.74%           1.74%           1.74%

Ratio of net investment income
   to average net assets .......................         1.75%           0.76%           0.85%           1.42%           2.11%

Portfolio turnover rate ........................           11%             28%             20%             18%             26%

(a)   Total returns shown exclude the effect of applicable sales loads.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.05%, 1.90%, 1.94%, 2.01% and 1.94% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==============================================================================================================================
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                     DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                       2008            2007            2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $     8.45      $    13.77      $    11.65      $    11.97      $    10.31
                                                    ----------      ----------      ----------      ----------      ----------
Income (losses) from investment operations:
   Net investment income .......................          0.18            0.25            0.25            0.30            0.29
   Net realized and unrealized gains
     (losses) on security transactions .........         (3.35)          (2.58)           3.69            0.93            2.77
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (3.17)          (2.33)           3.94            1.23            3.06
                                                    ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income ........         (0.18)          (0.25)          (0.25)          (0.30)          (0.29)
   Distributions from net realized gains .......         (0.46)          (2.56)          (1.39)          (1.04)          (0.99)
   Return of capital ...........................         (0.21)          (0.18)          (0.18)          (0.21)          (0.12)
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (0.85)          (2.99)          (1.82)          (1.55)          (1.40)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .................    $     4.43      $     8.45      $    13.77      $    11.65      $    11.97
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (38.17%)        (17.45%)         34.32%          10.51%          30.44%
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..............    $    1,529      $      476      $      988      $      683      $      598
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .         0.74%           0.74%           0.74%           0.74%           0.74%

Ratio of net investment income
   to average net assets .......................         2.75%           1.76%           1.85%           2.42%           3.11%

Portfolio turnover rate ........................           11%             28%             20%             18%             26%

(a) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.95%, 1.69%, 2.42%, 3.92% and 9.41% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS A
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================
                                                                     YEAR           YEAR          PERIOD
                                                                    ENDED          ENDED          ENDED
                                                                   DEC. 31,       DEC. 31,       DEC. 31,
                                                                     2008           2007          2006(a)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $     8.47     $    10.00     $    10.00
                                                                  ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income .....................................          0.19           0.13             --
   Net realized and unrealized losses on security transactions         (4.07)         (1.44)            --
                                                                  ----------     ----------     ----------
Total from investment operations .............................         (3.88)         (1.31)            --
                                                                  ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ......................         (0.19)         (0.13)            --
   Distributions from net realized gains .....................            --          (0.09)            --
   Return of capital .........................................         (0.05)            --             --
                                                                  ----------     ----------     ----------
Total distributions ..........................................         (0.24)         (0.22)            --
                                                                  ----------     ----------     ----------

Net asset value at end of period .............................    $     4.35     $     8.47     $    10.00
                                                                  ==========     ==========     ==========

Total return(b) ..............................................       (46.69%)       (13.26%)         0.00%
                                                                  ==========     ==========     ==========

Net assets at end of period (000's) ..........................    $   19,869     $   18,306     $    2,012
                                                                  ==========     ==========     ==========

Ratio of net expenses to average net assets(c) ...............         1.09%          1.09%             --

Ratio of net investment income to average net assets .........         3.14%          1.92%             --

Portfolio turnover rate ......................................           14%            18%             --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.69% and 3.62% for the years ended December 31, 2008 and 2007, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS C
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================
                                                                     YEAR           YEAR          PERIOD
                                                                    ENDED          ENDED          ENDED
                                                                   DEC. 31,       DEC. 31,       DEC. 31,
                                                                     2008           2007          2006(a)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $     8.45     $    10.00     $    10.00
                                                                  ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income .....................................          0.14           0.09             --
   Net realized and unrealized losses on security transactions         (4.06)         (1.46)            --
                                                                  ----------     ----------     ----------
Total from investment operations .............................         (3.92)         (1.37)            --
                                                                  ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ......................         (0.14)         (0.09)            --
   Distributions from net realized gains .....................            --          (0.09)            --
   Return of capital .........................................         (0.05)            --             --
                                                                  ----------     ----------     ----------
Total distributions ..........................................         (0.19)         (0.18)            --
                                                                  ----------     ----------     ----------

Net asset value at end of period .............................    $     4.34     $     8.45     $    10.00
                                                                  ==========     ==========     ==========

Total return(b) ..............................................       (47.10%)       (13.87%)         0.00%
                                                                  ==========     ==========     ==========

Net assets at end of period (000's) ..........................    $    3,815     $    7,480     $       10
                                                                  ==========     ==========     ==========

Ratio of net expenses to average net assets(c) ...............         1.84%          1.84%             --

Ratio of net investment income to average net assets .........         2.39%          1.17%             --

Portfolio turnover rate ......................................           14%            18%             --

(a) Represents the period from the commencement of operations (December 29, 2006) through December 31, 2006.
(b)   Total returns shown exclude the effect of applicable sales loads.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.62% and 4.72% for the years ended December 31, 2008 and 2007, respectively (Note 3).

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
CLASS I
FINANCIAL HIGHLIGHTS
============================================================================================
                               PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================
                                                                     YEAR          PERIOD
                                                                    ENDED           ENDED
                                                                   DEC. 31,        DEC. 31,
                                                                     2008          2007(a)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $     8.47      $     9.82
                                                                  ----------      ----------
Income (loss) from investment operations:
   Net investment income .....................................          0.21            0.15
   Net realized and unrealized losses on security transactions         (4.07)          (1.26)
                                                                  ----------      ----------
Total from investment operations .............................         (3.86)          (1.11)
                                                                  ----------      ----------
Less distributions:
   Dividends from net investment income ......................         (0.21)          (0.15)
   Distributions from net realized gains .....................            --           (0.09)
   Return of capital .........................................         (0.05)             --
                                                                  ----------      ----------
Total distributions ..........................................         (0.26)          (0.24)
                                                                  ----------      ----------

Net asset value at end of period .............................    $     4.35      $     8.47
                                                                  ==========      ==========

Total return .................................................       (46.56%)        (11.52%)(c)
                                                                  ==========      ==========

Net assets at end of period (000's) ..........................    $    1,159      $    2,574
                                                                  ==========      ==========

Ratio of net expenses to average net assets(b) ...............         0.84%           0.84%(d)

Ratio of net investment income to average net assets .........         3.39%           2.17%(d)

Portfolio turnover rate ......................................           14%             18%

(a) Represents the period from the commencement of operations (January 10, 2007) through December 31, 2007.
(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.36% and 4.05%(d) for the periods ended December 31, 2008 and 2007, respectively (Note 3).
(c)   Not annualized.
(d)   Annualized.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 98.8%                                    SHARES       VALUE
--------------------------------------------------------------------------------
DIVERSIFIED -- 8.9%
Colonial Properties Trust .........................       42,325   $    352,567
Cousins Properties, Inc. ..........................       41,093        569,138
Liberty Property Trust ............................       98,100      2,239,623
PS Business Parks, Inc. ...........................       15,383        687,005
Vornado Realty Trust ..............................      128,456      7,752,320
Washington Real Estate Investment Trust ...........       50,726      1,435,546
                                                                   ------------
                                                                     13,036,199
                                                                   ------------
INDUSTRIAL -- 5.8%
AMB Property Corp. ................................       97,909      2,293,029
DCT Industrial Trust, Inc. ........................      171,800        869,308
DuPont Fabros Technology, Inc. ....................       35,644         73,783
EastGroup Properties, Inc. ........................       24,928        886,938
First Industrial Realty Trust, Inc. ...............       44,345        334,805
First Potomac Realty Trust ........................       27,446        255,248
ProLogis ..........................................      265,786      3,691,767
                                                                   ------------
                                                                      8,404,878
                                                                   ------------
OFFICE -- 16.4%
Alexandria Real Estate Equities, Inc. .............       31,899      1,924,786
BioMed Realty Trust, Inc. .........................       80,409        942,393
Boston Properties, Inc. ...........................      119,317      6,562,435
Brandywine Realty Trust ...........................       88,675        683,684
Corporate Office Properties Trust .................       51,662      1,586,023
Digital Realty Trust, Inc. ........................       67,373      2,213,203
Douglas Emmett, Inc. ..............................      109,031      1,423,945
Duke Realty Corp. .................................      145,645      1,596,269
Highwoods Properties, Inc. ........................       63,560      1,739,002
HRPT Properties Trust .............................      225,539        760,066
Kilroy Realty Corp. ...............................       33,132      1,108,597
Mack-Cali Realty Corp. ............................       65,729      1,610,361
Maguire Properties, Inc. (a) ......................       37,200         54,312
Parkway Properties, Inc. ..........................       15,287        275,166
SL Green Realty Corp. .............................       57,089      1,478,605
                                                                   ------------
                                                                     23,958,847
                                                                   ------------
RESIDENTIAL -- 17.4%
American Campus Communities, Inc. .................       42,346        867,246
Apartment Investment & Management Co. - Class A ...      101,237      1,169,287
Associated Estates Realty Corp. ...................       16,693        152,407
AvalonBay Communities, Inc. .......................       76,858      4,656,058
BRE Properties, Inc. ..............................       51,147      1,431,093
Camden Property Trust .............................       52,769      1,653,780
Education Realty Trust, Inc. ......................       27,016        141,024
Equity Lifestyle Properties, Inc. .................       22,745        872,498
Equity Residential ................................      242,003      7,216,529
Essex Property Trust, Inc. ........................       26,822      2,058,589
Home Properties, Inc. .............................       32,347      1,313,288

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.8% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
RESIDENTIAL -- 17.4% (CONTINUED)
Mid-America Apartment Communities, Inc. ...........       28,205   $  1,048,098
Post Properties, Inc. .............................       44,211        729,482
Sun Communities, Inc. .............................       16,830        235,620
UDR, Inc. .........................................      136,065      1,876,336
                                                                   ------------
                                                                     25,421,335
                                                                   ------------
RETAIL -- 22.3%
Acadia Realty Trust ...............................       30,252        431,696
Alexander's, Inc. (a) .............................        2,593        660,956
CBL & Associates Properties, Inc. .................       66,524        432,406
Cedar Shopping Centers, Inc. ......................       44,405        314,387
Developers Diversified Realty Corp. ...............      119,811        584,678
Equity One, Inc. ..................................       34,045        602,597
Federal Realty Investment Trust ...................       58,764      3,648,069
Glimcher Realty Trust .............................       37,950        106,639
Inland Real Estate Corp. ..........................       59,584        773,400
Kimco Realty Corp. ................................      230,760      4,218,293
Kite Realty Group Trust ...........................       34,259        190,480
Macerich Co. (The) ................................       76,135      1,382,612
Pennsylvania Real Estate Investment Trust .........       39,800        296,510
Ramco-Gershenson Properties Trust .................       18,540        114,577
Regency Centers Corp. .............................       69,253      3,234,115
Saul Centers, Inc. ................................       11,453        452,393
Simon Property Group, Inc. ........................      205,968     10,943,080
Tanger Factory Outlet Centers, Inc. ...............       31,627      1,189,808
Taubman Centers, Inc. .............................       52,685      1,341,360
Weingarten Realty Investors .......................       80,885      1,673,511
                                                                   ------------
                                                                     32,591,567
                                                                   ------------
SPECIALIZED -- 28.0%
Ashford Hospitality Trust, Inc. ...................       93,360        107,364
DiamondRock Hospitality Co. .......................       90,343        458,039
Extra Space Storage, Inc. .........................       83,345        860,120
FelCor Lodging Trust, Inc. ........................       63,261        116,400
HCP, Inc. .........................................      252,784      7,019,812
Health Care REIT, Inc. ............................      103,469      4,366,392
Healthcare Realty Trust, Inc. .....................       58,860      1,382,033
Hersha Hospitality Trust ..........................       48,420        145,260
Hospitality Properties Trust ......................       93,928      1,396,709
Host Hotels & Resorts, Inc. .......................      521,188      3,945,393
LaSalle Hotel Properties ..........................       41,158        454,796
Nationwide Health Properties, Inc. ................       99,365      2,853,763
Public Storage, Inc. ..............................      114,816      9,127,872
Senior Housing Properties Trust ...................      114,550      2,052,736
Sovran Self Storage, Inc. .........................       21,873        787,428
Strategic Hotels & Resorts, Inc. ..................       74,858        125,761
Sunstone Hotel Investors, Inc. ....................       48,653        301,162

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.8% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
SPECIALIZED -- 28.0% (CONTINUED)
Universal Health Realty Income Trust ..............       10,961   $    360,727
U-Store-It Trust ..................................       47,449        211,148
Ventas, Inc. ......................................      142,917      4,797,724
                                                                   ------------
                                                                     40,870,639
                                                                   ------------

TOTAL COMMON STOCKS (Cost $231,335,728) ...........                $144,283,465
                                                                   ------------

================================================================================
CASH EQUIVALENTS -- 0.4%                                  SHARES       VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund -
   Class Y, 0.169% (b) (Cost $641,090) ............      641,090   $    641,090
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.2% (Cost $231,976,818)            $144,924,555

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% .....                   1,129,754
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $146,054,309
                                                                   ============

(a)   Non-income producing security.
(b) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See accompanying notes to financial statements.

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 98.4%                                    SHARES       VALUE
--------------------------------------------------------------------------------
AUSTRALIA -- 8.6%
Abacus Property Group (a) .........................       46,900   $      7,101
Babcock & Brown Japan Property Trust (a) ..........       40,766          9,670
Bunnings Warehouse Property Trust (a) .............       18,044         20,760
Centro Properties Group (a) (b) ...................          701             38
Centro Retail Group (a) ...........................      120,259          5,647
CFS Retail Property Trust (a) .....................      106,564        140,078
Commonwealth Property Office Fund (a) .............      121,263         99,977
Dexus Property Group (a) ..........................      266,212        152,438
Goodman Group (a) .................................      191,462         98,592
GPT Group (a) .....................................      336,975        219,732
ING Industrial Fund (a) ...........................       87,933          8,619
ING Office Fund (a) ...............................      129,448         73,617
ING Real Estate Community Living Group (a) ........       25,672            903
Macquarie CountryWide Trust (a) ...................      114,222         16,866
Macquarie DDR Trust (a) ...........................       56,135          2,474
Macquarie Leisure Trust Group (a) .................          994            626
Macquarie Office Trust (a) ........................      154,921         26,610
Tishman Speyer Office Fund (a) ....................       20,871          2,517
Valad Property Group (a) ..........................      116,905          4,364
Westfield Group (a) ...............................      136,828      1,242,226
                                                                   ------------
                                                                      2,132,855
                                                                   ------------
AUSTRIA -- 0.6%
Atrium European Real Estate Ltd. (a) (b) ..........       16,111         59,116
CA Immobilien Anlagen AG (a) (b) ..................        5,876         35,551
IMMOEAST AG (a) (b) ...............................       27,516         18,613
Immofinanz Immobilien Anlagen AG (a) (b) ..........       30,444         21,625
                                                                   ------------
                                                                        134,905
                                                                   ------------
BELGIUM -- 0.7%
Befimmo S.C.A. (a) ................................          788         73,855
Cofinimmo (a) .....................................          743         98,271
                                                                   ------------
                                                                        172,126
                                                                   ------------
BERMUDA -- 0.9%
Hongkong Land Holdings Ltd. .......................       91,000        225,680
                                                                   ------------
BRAZIL -- 0.3%
BR Malls Participacoes SA (b) .....................        7,860         30,672
Cyrela Brazil Realty S.A. Empreendimentos e
   Participacoes ..................................       13,000         51,286
                                                                   ------------
                                                                         81,958
                                                                   ------------
CANADA -- 3.8%
Artis Real Estate Investment Trust ................        1,100          6,558
Boardwalk Real Estate Investment Trust ............        1,838         38,055
Brookfield Asset Management, Inc. - Class A .......       38,938        585,095
Calloway Real Estate Investment Trust .............        2,907         26,727
Canadian Apartment Properties Real Estate
   Investment Trust ...............................        2,446         31,187
Canadian Real Estate Investment Trust .............        2,188         40,002

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
CANADA -- 3.8% (CONTINUED)
Chartwell Seniors Housing Real Estate Investment Trust     3,700   $     16,185
Extendicare Real Estate Investment Trust ..........        2,400         11,373
First Capital Realty, Inc. ........................        2,526         38,816
H&R Real Estate Investment Trust ..................        5,425         32,739
Primaris Retail Real Estate Investment Trust ......        2,300         19,935
RioCan Real Estate Investment Trust ...............        8,046         89,031
                                                                   ------------
                                                                        935,703
                                                                   ------------
FRANCE -- 5.5%
Fonciere des Regions (a) ..........................        1,483        101,612
Gecina SA (a) .....................................        1,565        108,816
Klepierre (a) .....................................        6,278        154,389
Societe Immobiliere de Location pour
   l'Industrie et le Commerce (Silic) (a) .........          796         74,365
Unibail-Rodamco (a) ...............................        6,148        918,478
                                                                   ------------
                                                                      1,357,660
                                                                   ------------
GERMANY -- 0.2%
IVG Immobilien AG (a) .............................        5,948         49,684
                                                                   ------------
HONG KONG -- 4.7%
Champion Real Estate Investment Trust (a) .........      127,000         34,261
Chinese Estates Holdings Ltd. (a) .................        1,849          2,116
GZI Real Estate Investment Trust (a) ..............       50,000         11,589
Hang Lung Group Ltd. (a) ..........................       63,201        193,069
Hang Lung Properties Ltd. (a) .....................      136,972        300,731
Henderson Land Development Co. Ltd. (a) ...........           11             41
Hysan Development Co. Ltd. (a) ....................       46,215         75,143
Kerry Properties Ltd. (a) .........................       46,938        126,268
Link REIT (The) (a) ...............................      165,189        274,793
Prosperity REIT (a) ...............................       78,000          9,111
Wheelock and Co. Ltd. (a) .........................       62,439        137,599
                                                                   ------------
                                                                      1,164,721
                                                                   ------------
ITALY -- 0.1%
Beni Stabili S.p.A. (a) ...........................       31,335         22,023
                                                                   ------------
JAPAN -- 13.7%
AEON Mall Co. Ltd. (a) ............................        5,940        114,830
Creed Office Investment Corp. (a) .................            9          9,340
DA Office Investment Corp. (a) ....................           15         32,794
DAIBIRU CORP. (a) .................................        4,200         44,814
Frontier Real Estate Investment Corp. (a) .........           10         55,369
Fukuoka REIT Corp. (a) ............................            6         24,288
Global One Real Estate Investment Co. Ltd. (a) ....            7         58,571
Hankyu REIT, Inc. (a) .............................            6         28,078
HEIWA REAL ESTATE CO. LTD. (a) ....................       11,000         28,685
Japan Excellent, Inc. (a) .........................           10         43,487
Japan Hotel and Resort, Inc. (a) ..................            6          7,960
Japan Prime Realty Investment Corp. (a) ...........           44        104,445
Japan Real Estate Investment Corp. (a) ............           33        294,794

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN -- 13.7% (CONTINUED)
Japan Retail Fund Investment Corp. (a) ............           29   $    125,261
Kenedix Realty Investment Corp. (a) ...............           15         42,077
Mitsui Fudosan Co. Ltd. (a) .......................       65,370      1,089,864
MORI HILLS REIT INVESTMENT CORP. (a) ..............            8         26,967
MORI TRUST Sogo Reit, Inc. (a) ....................            8         66,463
Nippon Building Fund, Inc. (a) ....................           40        439,671
Nippon Commercial Investment Corp. (a) ............           20         21,330
Nippon Residential Investment Corp. ...............           18         16,481
Nomura Real Estate Office Fund, Inc. (a) ..........           23        149,653
NTT URBAN DEVELOPMENT CORP. (a) ...................           81         87,721
ORIX JREIT, Inc. (a) ..............................           19         90,238
Premier Investment Co. (a) ........................           11         34,832
Shoei Co. Ltd. (a) ................................        2,800         28,961
SURUGA CORP. (a) (b) ..............................        1,300             --
TOC Co. Ltd. (a) ..................................        7,500         38,670
TOKYU LAND CORP. (a) ..............................       34,000        130,324
TOKYU REIT, Inc. (a) ..............................           12         74,493
Top Reit, Inc. (a) ................................           12         43,493
United Urban Investment Corp. (a) .................           15         59,312
ZEPHYR CO. LTD. (a) (b) ...........................            7             --
                                                                   ------------
                                                                      3,413,266
                                                                   ------------
MALAYSIA -- 0.3%
KLCC Property Holdings Berhad (a) .................       30,100         24,386
SP Setia Berhad (a) ...............................       57,200         51,490
Starhill Real Estate Investment Trust (a) .........       27,900          5,855
                                                                   ------------
                                                                         81,731
                                                                   ------------
NETHERLANDS -- 1.5%
Corio NV (a) ......................................        5,037        231,947
Eurocommercial Properties NV (a) ..................        2,509         84,470
VastNed Retail NV (a) .............................        1,292         65,058
                                                                   ------------
                                                                        381,475
                                                                   ------------
NEW ZEALAND -- 0.4%
AMP NZ Office Trust (a) ...........................       40,837         23,895
Goodman Property Trust (a) ........................       52,418         29,135
ING Property Trust (a) ............................       40,379         15,614
Kiwi Income Property Trust (a) ....................       56,577         33,447
                                                                   ------------
                                                                        102,091
                                                                   ------------
PHILIPPINES -- 0.5%
Ayala Land, Inc. (a) ..............................      385,177         53,581
Robinsons Land Corp. (a) ..........................       83,650          8,798
SM Prime Holdings, Inc. (a) .......................      408,521         66,183
                                                                   ------------
                                                                        128,562
                                                                   ------------
POLAND -- 0.2%
Echo Investment SA (a) (b) ........................       18,296         13,343
Globe Trade Centre SA (a) (b) .....................        8,764         45,183
                                                                   ------------
                                                                         58,526
                                                                   ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
SINGAPORE -- 2.6%
Allco Commercial Real Estate Investment Trust (a) .       44,600   $      7,274
Ascendas Real Estate Investment Trust (A-REIT) (a)        72,000         69,266
Cambridge Industrial Trust (a) ....................       55,000         10,568
Capitacommercial Trust (a) ........................       60,000         37,739
CapitaLand Ltd. (a) ...............................      125,000        272,741
CapitaMall Trust (a) ..............................       80,000         89,023
Guocoland Ltd. (a) ................................        8,000          6,350
Macquarie MEAG Prime REIT (a) .....................       52,000         18,798
Mapletree Logistics Trust (a) .....................      101,000         24,616
Singapore Land Ltd. (a) ...........................       10,000         24,559
Suntec Real Estate Investment Trust (a) ...........      109,000         54,186
United Industrial Corp. Ltd. (a) ..................       51,000         37,440
                                                                   ------------
                                                                        652,560
                                                                   ------------
SOUTH AFRICA -- 0.4%
Capital Property Fund (a) .........................       22,672         14,583
Fountainhead Property Trust (a) ...................       72,899         45,649
Hosken Consolidated Investments Ltd. (a) ..........          214            905
SA Corporate Real Estate Fund (a) .................       59,252         16,713
Sycom Property Fund (a) ...........................        7,585         15,352
                                                                   ------------
                                                                         93,202
                                                                   ------------
SPAIN -- 0.0%
Martinsa-Fadesa SA (a) (b) ........................           49            500
                                                                   ------------
SWEDEN -- 0.8%
Castellum AB (a) ..................................       12,100         95,670
Fabege AB (a) .....................................        9,100         35,497
Kungsleden AB (a) .................................       10,294         72,483
                                                                   ------------
                                                                        203,650
                                                                   ------------
SWITZERLAND -- 1.0%
PSP Swiss Property AG (a) (b) .....................        3,134        156,295
Swiss Prime Site AG (a) (b) .......................        1,716         82,496
                                                                   ------------
                                                                        238,791
                                                                   ------------
TURKEY -- 0.0%
IS Gayrimenkul Yatirim Ortakligi AS (a) ...........       17,365          7,956
                                                                   ------------
UNITED KINGDOM -- 6.1%
Big Yellow Group plc (a) ..........................        6,400         22,295
British Land Co. plc (a) ..........................       39,237        314,662
Brixton plc (a) ...................................       18,559         36,077
Capital & Regional plc (a) ........................        4,407          2,986
Derwent London plc (a) ............................        7,126         75,478
Grainger plc (a) ..................................        9,632         19,582
Great Portland Estates plc (a) ....................       13,421         50,642
Hammerson plc (a) .................................       21,767        168,777
Land Securities Group plc (a) .....................       35,608        479,246
Liberty International plc (a) .....................       21,041        146,442

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 6.1% (CONTINUED)
Minerva plc (a) (b) ...............................       11,125   $      2,246
Quintain Estates & Development plc (a) ............        9,547          5,034
Segro plc (a) .....................................       33,450        119,494
Shaftesbury plc (a) ...............................       10,084         53,089
Workspace Group plc (a) ...........................       12,677         11,701
                                                                   ------------
                                                                      1,507,751
                                                                   ------------
UNITED STATES -- 45.5%
Acadia Realty Trust ...............................        2,221         31,694
Alexander's, Inc. (b) .............................          192         48,941
Alexandria Real Estate Equities, Inc. .............        2,400        144,816
AMB Property Corp. ................................        7,400        173,308
American Campus Communities, Inc. .................        3,226         66,068
Apartment Investment & Management Co. - Class A ...        9,059        104,631
Ashford Hospitality Trust, Inc. ...................        6,891          7,925
Associated Estates Realty Corp. ...................        1,200         10,956
AvalonBay Communities, Inc. .......................        5,808        351,849
BioMed Realty Trust, Inc. .........................        6,056         70,976
Boston Properties, Inc. ...........................        8,937        491,535
Brandywine Realty Trust ...........................        6,700         51,657
BRE Properties, Inc. ..............................        3,900        109,122
Brookfield Properties Corp. .......................       15,364        118,764
Camden Property Trust .............................        4,000        125,360
CBL & Associates Properties, Inc. .................        5,009         32,558
Cedar Shopping Centers, Inc. ......................        3,240         22,939
Colonial Properties Trust .........................        3,187         26,548
Corporate Office Properties Trust .................        3,932        120,712
Cousins Properties, Inc. ..........................        3,096         42,880
DCT Industrial Trust, Inc. ........................       12,975         65,654
Developers Diversified Realty Corp. ...............        9,000         43,920
DiamondRock Hospitality Co. .......................        7,000         35,490
Digital Realty Trust, Inc. ........................        5,110        167,864
Douglas Emmett, Inc. ..............................        8,170        106,700
Duke Realty Corp. .................................       11,000        120,560
DuPont Fabros Technology, Inc. ....................        2,500          5,175
EastGroup Properties, Inc. ........................        1,900         67,602
Education Realty Trust, Inc. ......................        1,900          9,918
Equity Lifestyle Properties, Inc. .................        1,700         65,212
Equity One, Inc. ..................................        2,521         44,622
Equity Residential ................................       20,335        606,390
Essex Property Trust, Inc. ........................        1,990        152,732
Extra Space Storage, Inc. .........................        6,275         64,758
Federal Realty Investment Trust ...................        4,364        270,917
FelCor Lodging Trust, Inc. ........................        4,520          8,317
First Industrial Realty Trust, Inc. ...............        3,416         25,791
First Potomac Realty Trust ........................        2,147         19,967
Forest City Enterprises, Inc. - Class A ...........        5,200         34,840
Glimcher Realty Trust .............................        2,800          7,868
HCP, Inc. .........................................       18,967        526,714

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
UNITED STATES -- 45.5% (CONTINUED)
Health Care REIT, Inc. ............................        7,764   $    327,641
Healthcare Realty Trust, Inc. .....................        4,400        103,312
Hersha Hospitality Trust ..........................        3,500         10,500
Highwoods Properties, Inc. ........................        4,818        131,820
Home Properties, Inc. .............................        2,400         97,440
Hospitality Properties Trust ......................        7,100        105,577
Host Hotels & Resorts, Inc. .......................       39,091        295,919
HRPT Properties Trust .............................       17,000         57,290
Inland Real Estate Corp. ..........................        4,500         58,410
Kilroy Realty Corp. ...............................        2,500         83,650
Kimco Realty Corp. ................................       17,335        316,884
Kite Realty Group Trust ...........................        2,400         13,344
LaSalle Hotel Properties ..........................        3,102         34,277
Liberty Property Trust ............................        7,385        168,600
Macerich Co. (The) ................................        5,714        103,766
Mack-Cali Realty Corp. ............................        4,971        121,790
Maguire Properties, Inc. (b) ......................        2,700          3,942
Mid-America Apartment Communities, Inc. ...........        2,100         78,036
Nationwide Health Properties, Inc. ................        7,480        214,826
Parkway Properties, Inc. ..........................        1,200         21,600
Pennsylvania Real Estate Investment Trust .........        3,000         22,350
Post Properties, Inc. .............................        3,304         54,516
ProLogis ..........................................       19,933        276,869
PS Business Parks, Inc. ...........................        1,140         50,912
Public Storage, Inc. ..............................        9,649        767,095
Ramco-Gershenson Properties Trust .................        1,300          8,034
Regency Centers Corp. .............................        5,240        244,708
Saul Centers, Inc. ................................          849         33,536
Senior Housing Properties Trust ...................        8,607        154,237
Simon Property Group, Inc. ........................       16,793        892,212
SL Green Realty Corp. .............................        4,337        112,328
Sovran Self Storage, Inc. .........................        1,700         61,200
Strategic Hotels & Resorts, Inc. ..................        5,400          9,072
Sun Communities, Inc. .............................        1,300         18,200
Sunstone Hotel Investors, Inc. ....................        3,600         22,284
Tanger Factory Outlet Centers, Inc. ...............        2,365         88,971
Taubman Centers, Inc. .............................        4,000        101,840
Travelcenters of America LLC (b) ..................           30             72
UDR, Inc. .........................................       10,204        140,713
Universal Health Realty Income Trust ..............          800         26,328
U-Store-It Trust ..................................        3,400         15,130
Ventas, Inc. ......................................       10,713        359,635
Vornado Realty Trust ..............................       10,788        651,056
Washington Real Estate Investment Trust ...........        3,863        109,323
Weingarten Realty Investors .......................        6,101        126,230
                                                                   ------------
                                                                     11,299,725
                                                                   ------------

TOTAL COMMON STOCKS (Cost $47,064,288) ............                $ 24,447,101
                                                                   ------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CASH EQUIVALENTS -- 1.4%                                  SHARES       VALUE
--------------------------------------------------------------------------------
First American Treasury Obligations Fund -
   Class Y,  0.169% (c) (Cost $349,435) ...........      349,435   $    349,435
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.8% (Cost $47,413,723)             $ 24,796,536

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .....                      47,273
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 24,843,809
                                                                   ============

(a) Fair value priced (Note 1). Fair valued securities totaled $11,887,554 at December 31, 2008, representing 47.8% of net assets.
(b)   Non-income producing security.
(c) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See accompanying notes to financial statements.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Wells Dow Jones Wilshire U.S. REIT Index Fund (the "REIT Index Fund") and the Wells Dow Jones Wilshire Global RESI Index Fund (the "Global Index Fund") (collectively, the "Funds") are each a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The REIT Index Fund was capitalized on December 22, 1997, when Wells Capital, Inc., an affiliate of the Fund's investment manager, Wells Asset Management, Inc. (the "Adviser"), purchased the initial 10,000 Class A shares of the REIT Index Fund at $10 per share. The public offering of Class A shares of the REIT Index Fund commenced on March 2, 1998. The REIT Index Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares, Class C shares and Class I shares of the REIT Index Fund commenced on May 7, 1999, May 5, 1999 and August 25, 2003, respectively. The public offering of Class A and Class C shares of the Global Index Fund commenced on December 29, 2006. The Global Index Fund had no operations prior to the public offering of Class A and Class C shares. The public offering of Class I shares of the Global Index Fund commenced on January 10, 2007.

The REIT Index Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire U.S. Real Estate Investment Trust Index by investing in the stocks included in the Index.

The Global Index Fund seeks to provide investment results corresponding to the performance of the Dow Jones Wilshire Global Real Estate Securities Index by investing in the securities included in the Index.

The REIT Index Fund has issued four classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the REIT Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries; (4) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Effective as of the close of business on April 30, 2007, no new or subsequent investments are permitted in Class B shares of the REIT Index Fund, except through the reinvestment of dividends or capital gain distributions.

The Global Index Fund currently offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the Global Index Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class I shares are available for purchase only by clients of certain financial intermediaries;
(3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

SECURITIES VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) as follows: (1) securities which are traded on stock exchanges are valued at their last reported sale price as of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at their last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Because the value of foreign securities may be materially affected by events occurring before the Global Index Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, its portfolio securities may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Global Index Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U. S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value.

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities
      o     Level 2 - other significant observable inputs
      o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, all of the inputs used to value the investments of the REIT Index Fund were Level 1.

The following is a summary of the inputs used to value the Global Index Fund's investments as of December 31, 2008:

--------------------------------------------------------------------------------
                                                                    WELLS DOW
                                                                  JONES WILSHIRE
                                                                   GLOBAL RESI
VALUATION INPUTS                                                    INDEX FUND
--------------------------------------------------------------------------------
Level 1 - Quoted Prices ........................................   $ 12,908,982
Level 2 - Other Significant Observable Inputs ..................     11,887,554
                                                                   ------------
Total ..........................................................   $ 24,796,536
                                                                   ============
--------------------------------------------------------------------------------

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares, Class C shares and Class I shares is equal to the net asset value per share.

The redemption price per share of each class of shares of each Fund is equal to the net asset value per share. However, Class B shares of the REIT Index Fund are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares of each Fund are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 is as follows:

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
--------------------------------------------------------------------------------
                                                     RETURN OF
              YEAR       ORDINARY      LONG-TERM      CAPITAL        TOTAL
              ENDED       INCOME     CAPITAL GAINS  (NONTAXABLE) DISTRIBUTIONS
--------------------------------------------------------------------------------
Class A      12/31/08   $ 3,554,306   $ 8,853,605   $ 3,573,569   $15,981,480
             12/31/07   $ 4,491,495   $41,085,484   $ 3,571,325   $49,148,304

Class B      12/31/08   $   585,862   $ 1,761,651   $   754,945   $ 3,102,458
             12/31/07   $   664,206   $ 9,991,565   $   882,757   $11,538,528

Class C      12/31/08   $   832,809   $ 2,592,028   $ 1,080,986   $ 4,505,823
             12/31/07   $   898,527   $13,648,050   $ 1,184,429   $15,731,006

Class I      12/31/08   $    27,205   $   142,582   $    38,656   $   208,443
             12/31/07   $    16,915   $   120,031   $    11,214   $   148,160
--------------------------------------------------------------------------------

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
--------------------------------------------------------------------------------
                                                     RETURN OF
              YEAR       ORDINARY      LONG-TERM      CAPITAL        TOTAL
              ENDED       INCOME     CAPITAL GAINS  (NONTAXABLE) DISTRIBUTIONS
--------------------------------------------------------------------------------
Class A      12/31/08   $   602,498   $        --   $   155,789   $   758,287
             12/31/07   $   348,204   $    90,729   $        --   $   438,933

Class C      12/31/08   $   115,468   $        --   $    45,628   $   161,096
             12/31/07   $    88,435   $    32,282   $        --   $   120,717

Class I      12/31/08   $    65,015   $        --   $    15,053   $    80,068
             12/31/07   $    47,122   $    12,504   $        --   $    59,626
--------------------------------------------------------------------------------

ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2008:

================================================================================
                                                  WELLS DOW        WELLS DOW
                                                JONES WILSHIRE   JONES WILSHIRE
                                                  U.S. REIT        GLOBAL RESI
                                                  INDEX FUND       INDEX FUND
--------------------------------------------------------------------------------
Federal income tax cost ......................   $ 238,671,304    $  48,822,565
                                                 =============    =============
Gross unrealized appreciation ................   $   6,131,892    $     159,838
Gross unrealized depreciation ................     (99,878,641)     (24,185,867)
                                                 -------------    -------------
Net unrealized depreciation ..................     (93,746,749)     (24,026,029)
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies              --              460
Capital loss carryforwards ...................              --         (313,431)
Post-October losses ..........................      (7,525,953)      (1,120,459)
                                                 -------------    -------------
Accumulated deficit ..........................   $(101,272,702)   $ (25,459,459)
                                                 =============    =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of December 31, 2008, the Global Index Fund had a capital loss carryforward for federal income tax purposes of $313,431, which expires December 31, 2016. In addition, the REIT Index Fund and the Global Index Fund had net realized losses of $7,525,953 and $1,120,459, respectively, during the period November 1, 2008 through December 31, 2008, which are treated for federal income tax purposes as arising during the Funds' tax years ending December 31, 2009. This capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended December 31, 2008, on the Statements of Assets and Liabilities, the REIT Index Fund reclassified $5,448,156 of return of capital distributions and $1,430,093 of unrealized appreciation against paid-in capital, and the Global Index Fund reclassified $216,470 of return of capital distributions against paid-in capital. These reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

Additionally, for the year ended December 31, 2008, the Global Index Fund reclassified $2,316 of net realized losses from foreign currency transactions and the disposition of passive foreign invesment companies against undistributed net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

The majority of the dividend income recorded by the REIT Index Fund is from Real Estate Investment Trusts ("REITs"). The majority of the dividend income recorded by the Global Index Fund is from REITs and Real Estate Operating Companies ("REOCs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. Each Fund reconciles recorded amounts with the returns of capital reported by the REITs and/or REOCs shortly after calendar year-end, and an adjustment, if any, is required, is then recorded by each Fund.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2006 through December 31, 2008.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS

During the year ended December 31, 2008, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $25,482,354 and $59,708,918, respectively, for the REIT Index Fund and $20,730,144 and $4,019,297, respectively, for the Global Index Fund.

3.    TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to each Fund and manages each Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust.

The REIT Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. The Adviser has contractually agreed, until at least May 1, 2010, to waive fees and reimburse annual expenses in order to maintain the total annual operating expenses of Class A, Class B and Class C shares of the REIT Index Fund at or below 0.99%, 1.74% and 1.74%, respectively, of average daily net assets. The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain the total annual operating expenses of Class I shares at or below 0.74% of average daily net assets. Accordingly, the Adviser waived $299,590 of its investment advisory fees and reimbursed the REIT Index Fund for $210,823 of Class A expenses, $53,201of Class B expenses, $84,684 of Class C expenses and $7,993 of Class I expenses during the year ended December 31, 2008.

The Global Index Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Global Index Fund. The Adviser has contractually agreed, until at least December 31, 2010, to waive fees and reimburse expenses in order to maintain the total annual operating expenses of Class A, Class C and Class I shares of the Global Index Fund at or below 1.09%, 1.84% and 0.84%, respectively, of average daily net assets. Accordingly, the Adviser waived its entire investment advisory fees of $155,452 and reimbursed the Fund for $233,614 of common expenses, $46,097of Class A expenses, $23,814 of Class C expenses and $24,816 of Class I expenses during the year ended December 31, 2008.

SUB-ADVISORY AGREEMENTS
The Tuckerman Group, LLC ("Tuckerman") has been retained by the Adviser to manage the REIT Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Tuckerman, the Adviser and the Trust. The Adviser (not the REIT Index Fund) pays Tuckerman a quarterly fee at the annual rate of 0.09% of the REIT Index Fund's average daily net assets.

Tuckerman has also been retained by the Adviser to manage the Global Index Fund's investments pursuant to the terms of a Sub-Advisory Agreement between Tuckerman, the Adviser and the Trust. The Adviser (not the Global Index Fund) pays Tuckerman a quarterly fee at the annual rate of 0.25% of the Global Index Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for each Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.08% of its average daily net assets up to $500 million; 0.05% of such assets from $500 million to $2 billion; 0.04% of such assets from $2 billion to $3 billion; and 0.03% of such assets in excess of $3 billion, subject to a minimum monthly fee of $2,000 for each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from each Fund at an

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

annual rate of $20 per shareholder, subject to a minimum monthly fee of $1,500 for a share class with 100 or more accounts. For a share class with less than 100 accounts, the monthly fee is reduced to $500. In addition, the Funds pay Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the REIT Index Fund pays Ultimus a base fee of $3,500 per month plus an asset-based fee computed as a percentage of the REIT Index Fund's average net assets, and the Global Index Fund pays Ultimus a base fee of $4,000 per month plus an asset based fee computed as a percentage of the Global Index Fund's average net assets. In addition, each Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of shares of each Fund. During the year ended December 31, 2008, the Underwriter earned fees of $33,406 and $10,100 from underwriting and broker commissions on the sale of Class A shares of the REIT Index Fund and the Global Index Fund, respectively. In addition, the Underwriter collected $84,969 in contingent deferred sales loads on redemption of Class B shares of the REIT Index Fund and $4,509 and $4,001 in contingent deferred sales loads on redemptions of Class C shares of the REIT Index Fund and the Global Index Fund, respectively. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT
Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Sub-Distributor"), the Underwriter retains the Sub-Distributor to assist in the distribution of shares of each Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION
The Trust has adopted plans of distribution under which each class of shares of each Fund, other than Class I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of each Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan is 1.00% of the REIT Index Fund's average daily net assets attributable to Class B shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets attributable to Class C shares. During the year ended December 31, 2008, the REIT Index Fund's Class A, Class B and Class C shares paid distribution expenses of $354,749, $346,940 and $479,996, respectively, and the Global Index Fund's Class A and Class C shares paid distribution expenses of $50,660 and $58,346, respectively. There are no plans of distribution for Class I shares.

4.    FOREIGN CURRENCY TRANSLATION

With respect to the Global Index Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities will be translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses will be translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Global Index Fund will not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations will be included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Global Index Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Global Index Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Global Index Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Global Index Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Global Index Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses will be included in the Global Index Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of December 31, 2008, the Global Index Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                                   APPRECIATION/
SETTLEMENT            TO RECEIVE    INITIAL VALUE   MARKET VALUE   DEPRECIATION
--------------------------------------------------------------------------------
Contracts To Buy
1/6/2009 ..........   54,985 AUD      $ 38,000        $ 38,305       $    305
1/6/2009 ..........   14,036 CAD        11,500          11,369           (131)
1/7/2009 ..........    3,696 CHF         3,500           3,473            (27)
1/6/2009 ..........   13,103 EUR        18,500          18,208           (292)
1/6/2009 ..........    7,274 GBP        10,500          10,456            (44)
1/5/2009 ..........   89,123 HKD        11,500          11,500             --
1/6/2009 ..........   15,089 SGD        10,500          10,472            (28)
                                      --------        --------       --------
Total Buy Contracts                   $104,000        $103,783       $   (217)
                                      ========        ========       ========
--------------------------------------------------------------------------------
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling
HKD - Hong Kong Dollar
SGD - Singapore Dollar

6.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.    BANK LINE OF CREDIT

The REIT Index Fund has secured a $10,000,000 line of credit through its custodian bank. Borrowings under this arrangement incur interest at a rate per annum equal to the Prime Rate minus 0.50% at the time of borrowing. During the year ended December 31, 2008, the REIT Index Fund incurred $8,364 of interest expense related to borrowings. Average debt outstanding during the year ended December 31, 2008 was $168,022. As of December 31, 2008, the REIT Index Fund had no outstanding borrowings.

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

8.    CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND
---------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     2008           2007
---------------------------------------------------------------------------------------------
CLASS A
Shares sold ..................................................      5,728,463       3,114,088
Shares issued in reinvestment of distributions to shareholders      2,933,119       4,869,889
Shares redeemed ..............................................     (7,546,501)     (6,791,803)
                                                                 ------------    ------------
Net increase in shares outstanding ...........................      1,115,081       1,192,174
Shares outstanding, beginning of year ........................     20,605,400      19,413,226
                                                                 ------------    ------------
Shares outstanding, end of year ..............................     21,720,481      20,605,400
                                                                 ============    ============

CLASS B
Shares sold ..................................................         16,837         183,823
Shares issued in reinvestment of distributions to shareholders        548,627       1,109,325
Shares redeemed ..............................................     (1,289,426)     (1,242,998)
                                                                 ------------    ------------
Net increase (decrease) in shares outstanding ................       (723,962)         50,150
Shares outstanding, beginning of year ........................      4,984,883       4,934,733
                                                                 ------------    ------------
Shares outstanding, end of year ..............................      4,260,921       4,984,883
                                                                 ============    ============

CLASS C
Shares sold ..................................................        746,370         878,363
Shares issued in reinvestment of distributions to shareholders        828,281       1,583,072
Shares redeemed ..............................................     (2,030,311)     (2,113,286)
                                                                 ------------    ------------
Net increase (decrease) in shares outstanding ................       (455,660)        348,149
Shares outstanding, beginning of year ........................      6,821,934       6,473,785
                                                                 ------------    ------------
Shares outstanding, end of year ..............................      6,366,274       6,821,934
                                                                 ============    ============

CLASS I
Shares sold ..................................................        293,983          24,369
Shares issued in reinvestment of distributions to shareholders         30,135          14,447
Shares redeemed ..............................................        (35,634)        (54,170)
                                                                 ------------    ------------
Net increase (decrease) in shares outstanding ................        288,484         (15,354)
Shares outstanding, beginning of year ........................         56,375          71,729
                                                                 ------------    ------------
Shares outstanding, end of year ..............................        344,859          56,375
                                                                 ============    ============
---------------------------------------------------------------------------------------------

WELLS FAMILY OF REAL ESTATE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND
---------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     2008           2007
---------------------------------------------------------------------------------------------
CLASS A
Shares sold ..................................................      3,084,314       2,328,137
Shares issued in reinvestment of distributions to shareholders        110,832          45,483
Shares redeemed ..............................................       (792,399)       (413,797)
                                                                 ------------    ------------
Net increase in shares outstanding ...........................      2,402,747       1,959,823
Shares outstanding, beginning of year ........................      2,161,018         201,195
                                                                 ------------    ------------
Shares outstanding, end of year ..............................      4,563,765       2,161,018
                                                                 ============    ============

CLASS C
Shares sold ..................................................        355,479         976,304
Shares issued in reinvestment of distributions to shareholders         22,908          12,314
Shares redeemed ..............................................       (384,941)       (103,961)
                                                                 ------------    ------------
Net increase (decrease) in shares outstanding ................         (6,554)        884,657
Shares outstanding, beginning of year ........................        885,657           1,000
                                                                 ------------    ------------
Shares outstanding, end of year ..............................        879,103         885,657
                                                                 ============    ============

CLASS I
Shares sold ..................................................         82,239         330,270
Shares issued in reinvestment of distributions to shareholders         10,237           5,718
Shares redeemed ..............................................       (130,035)        (32,197)
                                                                 ------------    ------------
Net increase (decrease) in shares outstanding ................        (37,559)        303,791
Shares outstanding, beginning of year ........................        303,791              --
                                                                 ------------    ------------
Shares outstanding, end of year ..............................        266,232         303,791
                                                                 ============    ============
---------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of the Wells Family of Real Estate Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Wells Family of Real Estate Funds (comprised of the Wells Dow Jones Wilshire U.S. REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund) (collectively, the Funds) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds in the Wells Family of Real Estate Funds at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 27, 2009

WELLS FAMILY OF REAL ESTATE FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                      POSITION HELD                 LENGTH OF
 TRUSTEE/OFFICER                           ADDRESS                          AGE      WITH THE TRUST                TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
* Leo F.  Wells, III       6200 The Corners Parkway, Norcross, GA            65     President and Trustee       Since January 1998
  William H. Keogler, Jr.  6631 N.W. 61st Avenue, Parkland, FL               63     Trustee                     Since April 2001
  Neil H. Strickland       4800 River Green Parkway, Duluth, GA              73     Trustee                     Since April 2001
  W. Wayne Woody           2277 Peachtree Road, NE, #807, Atlanta, GA        67     Trustee                     Since October 2003
  Randall D. Fretz         6200 The Corners Parkway, Norcross, GA            56     Vice President              Since February 2007
  Jill W. Maggiore         6200 The Corners Parkway, Norcross, GA            50     Vice President and
                                                                                    Chief Compliance Officer    Since March 1999
  Douglas P.  Williams     6200 The Corners Parkway, Norcross, GA            58     Vice President and
                                                                                    Assistant Treasurer         Since February 2005
  Robert G. Dorsey         225 Pictoria Drive, Suite 450, Cincinnati, OH     51     Vice President              Since September 2000
  Mark J. Seger            225 Pictoria Drive, Suite 450, Cincinnati, OH     47     Treasurer                   Since September 2000
  John F. Splain           225 Pictoria Drive, Suite 450, Cincinnati, OH     52     Secretary                   Since September 2000

* Mr. Wells, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees two portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and other public directorships held by the Trustees are set forth below:

Leo F. Wells, III is President, Treasurer and Director of the Adviser, in addition to the following affiliated companies: Wells Capital, Inc. (a real estate company); Wells & Associates, Inc. (a real estate brokerage company); Wells Management Company, Inc. (a property management company); Wells Advisors, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties). He is also Chairman, Director and President of Wells Real Estate Investment Trust II, Inc. and President of Wells Total Return REIT, Inc., Wells Timberland REIT, Inc. and Wells Real Estate Investment Trust III, Inc.

William H. Keogler, Jr. is retired President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor). He is also a Director of Piedmont Office Realty Trust, Inc. (a real estate investment trust).

Neil H. Strickland is Senior Operations Executive of Strickland General Agency, Inc. (an insurance agency). He is also a Director of Wells Real Estate Investment Trust II, Inc.

W. Wayne Woody is a retired Senior Partner with KPMG LLP (a public accounting firm). He is also a Director of Piedmont Office Realty Trust, Inc. and American HomePatient, Inc. (a home health care provider).

Randall D. Fretz is Vice President of Wells Real Estate Funds, Inc.; Vice President of Wells Management Company, Inc.; a Director of Wells Investment Securities, Inc.; and Senior Vice President of Wells Capital, Inc. He is also Senior Vice President of Wells Real Estate Investment Trust II, Inc., Wells Timberland REIT, Inc. and Wells Real Estate Investment Trust III, Inc.

Jill W. Maggiore is Vice President and Chief Compliance Officer of the Adviser and Vice President of Wells Investment Securities, Inc.

WELLS FAMILY OF REAL ESTATE FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Douglas P. Williams is Vice President of Wells Management Company, Inc., Wells Advisors, Inc. and Wells Real Estate Funds, Inc.; Senior Vice President and Assistant Secretary of Wells Capital, Inc.; Vice President and Secretary of the Adviser; and Vice President, Chief Financial Officer, Treasurer and a Director of Wells Investment Securities, Inc. He is also Executive Vice President, Secretary, Treasurer and a Director of Wells Real Estate Investment Trust II, Inc., Wells Real Estate Investment Trust III, Inc. and Wells Total Return REIT, Inc.; and Executive Vice President, Secretary and Treasurer of Wells Timberland REIT, Inc.

Robert G. Dorsey is a Managing Director of Ultimus Funds Solutions, LLC (a mutual fund services company) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-282-1581.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended December 31, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The REIT Index Fund and the Global Index Fund intend to designate $13,465,922 and $14,130, respectively, as taxed at a maximum rate of 15%. As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 1099-DIV.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2008 - December 31, 2008).

The tables below illustrate each class of each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

WELLS FAMILY OF REAL ESTATE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
===============================================================================================================
                                                                BEGINNING          ENDING            EXPENSES
                                                              ACCOUNT VALUE     ACCOUNT VALUE       PAID DURING
                                                              JULY 1, 2008    DECEMBER 31, 2008       PERIOD*
---------------------------------------------------------------------------------------------------------------
WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND - CLASS A
Based on Actual Fund Return .............................      $ 1,000.00        $   641.60         $     4.10
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,020.21         $     5.04

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND - CLASS B
Based on Actual Fund Return .............................      $ 1,000.00        $   639.60         $     7.19
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,016.43         $     8.84

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND - CLASS C
Based on Actual Fund Return .............................      $ 1,000.00        $   638.50         $     7.19
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,016.43         $     8.84

WELLS DOW JONES WILSHIRE U.S. REIT INDEX FUND - CLASS I
Based on Actual Fund Return .............................      $ 1,000.00        $   641.50         $     3.06
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,021.48         $     3.77

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS A
Based on Actual Fund Return .............................      $ 1,000.00        $   597.40         $     4.39
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,019.71         $     5.55

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS C
Based on Actual Fund Return .............................      $ 1,000.00        $   595.40         $     7.40
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,015.93         $     9.35

WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND - CLASS I
Based on Actual Fund Return .............................      $ 1,000.00        $   598.20         $     3.38
Based on Hypothetical 5% Return (before expenses) .......      $ 1,000.00        $ 1,020.97         $     4.28
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated , multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

      Wells Dow Jones Wilshire U.S. REIT Index Fund - Class A           0.99%
      Wells Dow Jones Wilshire U.S. REIT Index Fund - Class B           1.74%
      Wells Dow Jones Wilshire U.S. REIT Index Fund - Class C           1.74%
      Wells Dow Jones Wilshire U.S. REIT Index Fund - Class I           0.74%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class A         1.09%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class C         1.84%
      Wells Dow Jones Wilshire Global RESI Index Fund - Class I         0.84%

WELLS FAMILY OF REAL ESTATE FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that each Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge upon request by calling toll free 1-800-282-1581, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


WELLS FAMILY OF REAL ESTATE FUNDS
APPROVAL OF ADVISORY AGREEMENTS AND
SUB-ADVISORY AGREEMENT (UNAUDITED)
================================================================================

APPROVAL OF ADVISORY AGREEMENTS
The Board of Trustees of the Trust, with the Independent Trustees voting separately, has approved the continuances of the Advisory Agreements with the Adviser on behalf of the REIT Index Fund and the Global Index Fund. Approvals took place at an in-person meeting held on December 18, 2008, at which all of the Independent Trustees were present.

The Trustees were advised by counsel of their fiduciary obligations in approving the Advisory Agreements, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and whether the continuances of the Advisory Agreements were in the best interests of the Funds and their shareholders. In considering whether to approve the continuances of the Advisory Agreements, the Trustees reviewed and considered such information and factors as the Trustees deemed reasonably necessary, including the following: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of each Fund and the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with each Fund; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of each Fund's shareholders.

As part of its review process, the Trustees considered the responsibilities of the Adviser under the Advisory Agreements and the nature and quality of the services provided by the Adviser. The Trustees considered the Adviser's services to the Funds, including supervising the overall portfolio management and investment of the Funds' assets, supervision and coordination of activities of the Funds' other service providers, providing the Chief Compliance Officer and other officers of the Trust, and providing shareholder communications and other administrative services to the Funds. Based on its review, they believed that the Adviser has provided high quality services to the Funds.

The Trustees also reviewed each Fund's historical performance as compared to various indices and the averages of other real estate funds, with a focus on the Funds' correlations to their respective benchmark indexes. The Trustees found that each Fund's correlation to its benchmark index had been good and that each Fund had met its investment objective. It was the consensus of the Trustees that each Fund's investment performance, and the Adviser's oversight of the same, were satisfactory.

The Trustees also compared the advisory fees and total expense ratios of each Fund with advisory fee and expense information for other similarly situated mutual funds. The Trustees noted that each Fund's advisory fee and overall expense ratio were less than the average fees and expenses of real estate funds tracked by Morningstar. In addition, the Trustees considered the "fallout benefits" to, and the lack of profitability of, the Adviser from its relationship with each Fund but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by each Fund to the Adviser. Based on its review, the Trustees concluded that each Fund's advisory fee was reasonable.

WELLS FAMILY OF REAL ESTATE FUNDS
APPROVAL OF ADVISORY AGREEMENTS AND
SUB-ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

The Trustees also considered the Adviser's commitment to cap the Funds' overall operating expenses by waiving advisory fees and/or reimbursing expenses of the Funds, thereby enabling the overall expense ratios to be competitive with similarly managed funds. The Trustees indicated that, given current market conditions, the current size of each Fund, and the Adviser's caps on expenses, they did not believe at the present time it would be relevant to consider the extent to which economics of scale would be realized as the Funds grow or whether fee levels reflect these economics of scale.

Based upon the forgoing considerations, but without any single factor being considered in isolation or being determinative to the Trustees' decision, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Advisory Agreement on behalf of each Fund for an additional annual period.

APPROVAL OF SUB-ADVISORY AGREEMENT
WELLS DOW JONES WILSHIRE GLOBAL RESI INDEX FUND

The Board of Trustees, with the Independent Trustees voting separately, has approved the continuance of the Sub-Advisory Agreement between the Adviser and Tuckerman on behalf of the Global Index Fund. Approval took place at an in-person meeting held December 18, 2008, at which all of the Independent Trustees were present.

In considering whether to approve the Sub-Advisory Agreement, the Trustees requested and considered such information from Tuckerman and the Adviser as the Trustees deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement and whether the continuance of the Sub-Advisory Agreement was in the best interests of the Global Index Fund and its shareholders. The Trustees reviewed the services provided by Tuckerman to the Global Index Fund under the Sub-Advisory Agreement, which include investing the Fund's assets, selecting brokers to execute portfolio transactions for the Fund and providing reports to the Adviser and the Board regarding the Fund's portfolio and performance. The Trustees considered Tuckerman's expertise and real estate indexing capabilities, noting that they had previously been provided with a significant amount of information regarding Tuckerman's resources and operations. It was the consensus of the Trustees that Tuckerman has consistently provided the Adviser with good service and support in sub-advising the Global Index Fund. The Trustees noted that they had reviewed the performance of the Global Index Fund and the correlation with its benchmark index in connection with the Board's review of the Fund's Advisory Agreement, and had found such performance and correlation to be satisfactory. The Board was mindful that the fees paid to Tuckerman under the Sub-Advisory Agreement are the obligation of the Adviser and do not impact the level of expenses paid by the Global Index Fund. The Trustees discussed economy of scale considerations and concluded that this is not a primary consideration with respect to the Sub-Advisory Agreement since the Global Index Fund does not pay the sub-advisory fees, the terms of the Sub-Advisory Agreement were negotiated by the Adviser at arms-length, and the Adviser is currently waiving all advisory fees and reimbursing Fund expenses.

Based upon the foregoing considerations, but without any single factor being considered in isolation or being determinative to the Trustees' decision, the Trustees, including the Independent Trustees voting separately, unanimously approved the Sub-Advisory Agreement on behalf of the Global Index Fund for an additional annual period.

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


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


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

WELLS FAMILY OF REAL ESTATE FUNDS           -----------------------------------
6200 The Corners Parkway
Norcross, Georgia 30092                                    WELLS
                                                    DOW JONES WILSHIRE
BOARD OF TRUSTEES                                  U.S. REIT INDEX FUND
Leo F. Wells III
William H. Keogler, Jr.
Neil H. Strickland                                         WELLS
W. Wayne Woody                                      DOW JONES WILSHIRE
                                                  GLOBAL RESI INDEX FUND
INVESTMENT ADVISER
Wells Asset Management, Inc.                -----------------------------------
6200 The Corners Parkway
Norcross, Georgia 30092
                                                       ANNUAL REPORT
SUB-ADVISER                                          DECEMBER 31, 2008
The Tuckerman Group, LLC
4 International Drive, Suite 230                      [LOGO OMITTED]
Rye Brook, New York 10573                                 WELLS
                                                    REAL ESTATE FUNDS
UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway                    -----------------------------------
Norcross, Georgia 30092

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP                           -----------------------------------
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

                        WELLS FAMILY OF REAL ESTATE FUNDS

PART C.     OTHER INFORMATION
            -----------------

Item 23.    Exhibits
            ----------

      (a) Agreement and Declaration of Trust -- Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

      (b) Bylaws -- Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

      (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

      (d)   (i)   Advisory Agreement with Wells Asset Management, Inc. on behalf of Wells Dow Jones U.S.  REIT Index Fund  (formerly  Wells S&P
                  REIT  Index  Fund) --  Incorporated  herein  by  reference  to
                  Registrant's  Post-Effective Amendment No. 1 filed on February
                  12, 1999

            (ii) Advisory Agreement with Wells Asst Management, Inc. on behalf of Wells Dow Jones Global RESI Index Fund (formerly Wells Dow Jones Wilshire Global RESI Index Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

            (iii) Sub-Advisory  Agreement with The Tuckerman Group LLC on behalf of Wells Dow Jones U.S. REIT Index Fund (formerly Wells Dow Jones Wilshire U.S. REIT Index Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 2008

            (iv) Sub-Advisory Agreement with The Tuckerman Group LLC on behalf of Wells Dow Jones Global RESI Index Fund (formerly Wells Dow Jones Wilshire Global RESI Index Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 2008.

      (e)   (i)   Underwriting Agreement with Wells Investment Securities,  Inc.
                  --   Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 1 filed on February 12, 1999

            (ii)  Sub-Distribution Agreement with Ultimus Fund Distributors, LLC
                  --   Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 15 filed on April 30, 2007

      (f)   Inapplicable

      (g)   (i)   Custody Agreement with U.S. Bank (formerly Firstar Bank, N.A.)
                  --   Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 1 filed on February 12, 1999

            (ii)  Amendment to the Custody  Agreement  with U.S.  Bank,  N.A. --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 12 filed on August 18, 2006

      (h)   (i)   Administration  Agreement with Ultimus Fund Solutions,  LLC --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 15 filed on April 30, 2007

            (ii)  Fund Accounting Agreement with Ultimus Fund Solutions,  LLC --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 15 filed on April 30, 2007

            (iii) Transfer Agent and Shareholder Services Agreement with Ultimus
                  Fund Solutions, LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on April 30, 2007

            (iv) Expense Waiver and Reimbursement Agreement with Wells Asset Management, Inc. on behalf of Wells Dow Jones U.S. REIT Index Fund (Class A, Class B and Class C shares) -- Filed herewith

            (v) Expense Waiver and Reimbursement Agreement with Wells Asset Management, Inc. on behalf of Wells Dow Jones U.S. REIT Index Fund (Class I shares) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 2008

            (vi) Expense Waiver and Reimbursement Agreement with Wells Asset Management, Inc. on behalf of Wells Dow Jones Global RESI Index Fund -- Filed herewith

      (i) Opinion and Consent of Counsel relating to Issuance of Shares -- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 29, 1997

      (j) Consent of Independent Registered Public Accounting Firm -- Filed herewith

      (k)   Inapplicable

      (l) Agreement Relating to Initial Capital -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

      (m)   (i)   Class  A Plan  of  Distribution  Pursuant  to  Rule  12b-1  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 1 filed on February 12, 1999

            (ii)  Class  B Plan  of  Distribution  Pursuant  to  Rule  12b-1  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 3 filed on May 1, 2000

            (iii) Class  C Plan  of  Distribution  Pursuant  to  Rule  12b-1  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 3 filed on May 1, 2000

      (n)   Rule 18f-3 Plan -- Filed herewith

      (o)   Inapplicable

      (p)   (i)   Code of Ethics of Registrant and Wells Asset Management,  Inc.
                  -- Filed herewith

            (ii) Code of Ethics of Wells Investment Securities, Inc. -- Filed herewith

            (iii) Code of Ethics  of The  Tuckerman  Group  LLC --  Incorporated
                  herein by reference to Registrant's Post-Effective Amendment No. 16 filed on October 2, 2007

            (iv)  Code  of  Ethics  of  Ultimus   Fund   Distributors,   LLC  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 18 filed on April 29, 2008

      (Other) Powers of Attorney for William H. Keogler, Jr., Neil H. Strickland and W. Wayne Woody -- Filed herewith

Item 24.    Persons Controlled by or Under Common Control with Registrant
            -------------------------------------------------------------
            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    Indemnification
            ---------------
            Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                  Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its investment adviser and its principal underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

            The Advisory Agreements with Wells Asset Management, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence.

            The Sub-Advisory Agreements with The Tuckerman Group LLC (the "Sub-Adviser") provide that the Sub-Adviser shall be held harmless and indemnified by the Adviser and the Registrant from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Registrant, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under the Sub-Advisory Agreement.

            The Underwriting Agreement with Wells Investment Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.    Business and Other Connections of the Investment Adviser
            --------------------------------------------------------

            (a) The Adviser is a Georgia corporation organized in June 1997 to provide investment advisory services to the Registrant. The Adviser has no other business of substantial nature.

                  The Sub-Adviser is a Delaware limited liability company organized in 1998. The Sub-Adviser is an advisory affiliate of State Street Bank and Trust Company and also provides investment sub-advisory services to the SSgA Tuckerman Active REIT Fund and various other individual and institutional clients, in addition to the Registrant.

            (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  1. Leo F. Wells III, President, Treasurer and Director of the Adviser

                        o     President and a Trustee of the Registrant

                        o President, Director and Treasurer of: Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Advisors, Inc.; and Wells Development Corporation

                        o     Director of Wells Investment  Management  Company,
                              LLC

                        o President and a Director of Wells Real Estate Investment Trust II, Inc. and Wells Total Return REIT, Inc.

                        o President of Wells Timberland REIT, Inc., Wells Advisory Services I, LLC, Wells Real Estate Advisory Services II, LLC and Wells Real Estate Investment Trust III, Inc.

                        o     President and a Director of Wells  Timberland TRS,
                              Inc.

                  2. Douglas P. Williams, Vice President and Secretary of the Adviser

                        o Senior Vice President and Assistant Secretary of Wells Capital, Inc.

                        o Vice President of Wells Advisors, Inc., Wells Advisory Services I, LLC and Wells Real Estate Funds, Inc.

                        o Director, Vice President, Secretary and Treasurer of Wells Investment Securities, Inc.

                        o Executive Vice President, Director, Secretary and Treasurer of Wells Real Estate Investment Trust II, Inc., Wells Real Estate Investment Trust III, Inc., Wells Timberland REIT, Inc. and Wells Total Return REIT, Inc.

                        o Vice President and Assistant Treasurer of the Registrant

                        o Senior Vice President, Director, Secretary and Treasurer of Wells Investment Management Company, LLC

                        o Executive Vice President, Secretary and Treasurer of Wells Timberland TRS, Inc.

                        o     President of Wells Fund Management, LLC

                        o Senior Vice President, Assistant Secretary and Treasurer of Wells Real Estate Advisory Services II, LLC

                        o     Manager of Wells European Investments, LLC

                  3.    Jill  W.  Maggiore,   Vice  President/Chief   Compliance
                        Officer of the Adviser

                        o Vice President and Chief Compliance Officer of the Registrant

                        o     Vice  President  of Wells  Investment  Securities,
                              Inc.

                  The business address of the Adviser and of each director and officer of the Adviser is 6200 The Corners Parkway, Norcross, Georgia 30092.

                  The directors and officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  o     Charles J. Lauckhardt, Director of the Sub-Adviser

                  o     Stephen H. Marshall, Director of the Sub-Adviser

                  o     Jared A. Chase, Director of the Sub-Adviser

                  o Steven DeBara, Vice President and Chief Compliance Officer of the Sub-Adviser

                  o     Glen S. Weisberg, Vice President of the Sub-Adviser

                  The business address of the Sub-Adviser and of each director and officer of the Sub-Adviser is 4 International Drive, Rye Brook, New York 10573.

Item 27.    Principal Underwriters
            ----------------------

            (a)   Inapplicable


            (b)   Name                    Position with Underwriter     Position with Registrant
                  ---------------------   ---------------------------   -------------------------
                  John F. Kleinsteuber    President and Chief           None
                                          Compliance Officer
                  Thomas E. Larkin        Chief Executive Officer and   None
                                          Director
                  Douglas P. Williams     Director/Chief Financial      Vice President/Asst. Treasurer
                                          Officer/Treasurer/Vice
                                          President
                  Randall D. Fretz        Director                      Vice President
                  Stephen G. Franklin     Director                      None
                  Kirk A. Montgomery      Secretary                     None
                  Jill W. Maggiore        Vice President                Vice President/CCO
                  Robert M. McCullough    Assistant Treasurer           None

                  The address of the Underwriter and of each director and officer of the Underwriter is 6200 The Corners Parkway, Norcross, Georgia 30092.

            (c)   Inapplicable

Item 28.    Location of Accounts and Records
            --------------------------------

            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 6200 The Corners Parkway, Norcross, Georgia 30092, or at the offices of the Registrant's administrator and transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202, or at the offices of the Registrant's sub-advisor located at 4 International Drive, Rye Brook New York 10573.

Item 29.    Management Services Not Discussed in Parts A or B
            -------------------------------------------------
            Inapplicable

Item 30.    Undertakings
            ------------
            Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross and State of Georgia on the 30th day of April, 2009.

                                          WELLS FAMILY OF REAL ESTATE FUNDS

                                          By: /s/ Leo F. Wells, III
                                              ------------------------------
                                              Leo F. Wells, III, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                         Title                       Date
----------------------         ------------------------       -----------------


/s/ Leo F. Wells, III          President and Trustee          April 30, 2009
--------------------------     (Chief Executive Officer)
Leo F. Wells, III


/s/ Mark J. Seger              Treasurer                      April 30, 2009
--------------------------     (Chief Financial Officer)
Mark J. Seger


             *                 Trustee
--------------------------
W. Wayne Woody

                                                              /s/ John F. Splain
             *                                                ------------------
--------------------------     Trustee                        John F. Splain
William H. Keogler, Jr.                                       Attorney-in-fact*

                                                              April 30, 2009
             *
--------------------------     Trustee
Neil H. Strickland

                                INDEX TO EXHIBITS
                                -----------------

Item 23(h)(iv) Expense Waiver and Reimbursement Agreement on behalf of Wells Dow Jones U.S. REIT Index Fund (Class A, Class B and Class C shares)

Item 23(h)(vi) Expense Waiver and Reimbursement Agreement on behalf of Wells Dow Jones Global RESI Index Fund

Item 23(j)        Consent of Independent Registered Public Accounting Firm

Item 23(n)        Rule 18f-3 Plan

Item 23(p)(i)     Code of Ethics of Registrant and Wells Asset Management, Inc.

Item 23(p)(ii)    Code of Ethics of Wells Investment Securities, Inc.

(Other)           Powers of  Attorney  for  William  H.  Keogler,  Jr.,  Neil H.
                  Strickland and W. Wayne Woody